MAY 1, 2007




                                   PROSPECTUS


                             DWS VARIABLE SERIES II
                                    CLASS A


--------------------------------------------------------------------------------


DWS BALANCED VIP

DWS BLUE CHIP VIP

DWS CORE FIXED INCOME VIP

DWS DAVIS VENTURE VALUE VIP

DWS DREMAN HIGH RETURN EQUITY VIP

DWS DREMAN SMALL MID CAP VALUE VIP
(formerly DWS Dreman Small Cap Value VIP)

DWS GLOBAL THEMATIC VIP

DWS GOVERNMENT & AGENCY SECURITIES VIP

DWS HIGH INCOME VIP

DWS INTERNATIONAL SELECT EQUITY VIP

DWS JANUS GROWTH & INCOME VIP

DWS LARGE CAP VALUE VIP

DWS MID CAP GROWTH VIP

DWS MONEY MARKET VIP

DWS SMALL CAP GROWTH VIP

DWS STRATEGIC INCOME VIP

DWS TECHNOLOGY VIP

DWS TURNER MID CAP GROWTH VIP


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                         [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW EACH PORTFOLIO WORKS
  3        DWS Balanced VIP
 11        DWS Blue Chip VIP
 17        DWS Core Fixed Income VIP
 24        DWS Davis Venture Value VIP
 30        DWS Dreman High Return
           Equity VIP
 36        DWS Dreman Small Mid Cap
           Value VIP
 43        DWS Global Thematic VIP
 51        DWS Government & Agency
           Securities VIP
 58        DWS High Income VIP
 65        DWS International Select Equity
           VIP
 72        DWS Janus Growth & Income
           VIP

 78        DWS Large Cap Value VIP
 84        DWS Mid Cap Growth VIP
 92        DWS Money Market VIP
 98        DWS Small Cap Growth VIP
105        DWS Strategic Income VIP
113        DWS Technology VIP
120        DWS Turner Mid Cap Growth
           VIP
126        Other Policies and Risks
126        The Investment Advisor
128        Portfolio Subadvisors

YOUR INVESTMENT IN THE PORTFOLIOS
133        Buying and Selling Shares
136        How each Portfolio Calculates
           Share Price
136        Distributions
137        Taxes




HOW EACH PORTFOLIO WORKS
Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BALANCED VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality high-yield debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The Advisor employs a team approach to allocate the portfolio's assets among various securities.

The Advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the Advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The Advisor follows specific strategies in selecting equity and fixed income securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

GROWTH STOCKS. In choosing these securities, the Advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects.

VALUE STOCKS. When selecting value stocks, the Advisor begins by screening for stocks whose performance potential appears attractive. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

SMALL COMPANY STOCKS. In selecting stocks of small companies, in addition to analyzing standard measures of performance potential, the Advisor looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Normally, the portfolio's fixed income component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in high yield or junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US INVESTMENT GRADE SECURITIES. In selecting these securities for investment, the Advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The Advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   3

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the Advisor's current market outlook.

The Advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

HIGH YIELD SECURITIES. In selecting these securities for investment, the
Advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

DERIVATIVES. The portfolio invests in various instruments commonly known as "derivatives," which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The Advisor may use derivatives in circumstances where the Advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

iGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to the portfolio's bond holdings.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval.


OTHER INVESTMENTS

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.


4   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

FOREIGN INVESTMENT RISK. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   5
borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, the Advisor's own credit quality standards. If a security's credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

-----------------------------------------------------------------------------------------------------------

[BAR CHART GRAPHIC APPEARS HERE]

  19.96      15.14      14.81       -2.63      -6.09      -15.17     18.10       6.64      4.30     10.24
  1997       1998       1999       2000       2001        2002       2003       2004      2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 13.32%, Q2 1997             WORST QUARTER: -9.91%, Q2 2002
2007 TOTAL RETURN AS OF MARCH 31: 1.17%

6   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                           1 YEAR         5 YEARS        10 YEARS
---------------------------------------------------------------------------------
Portfolio - Class A                          10.24           4.20           5.94
---------------------------------------------------------------------------------
Russell 1000 Index1                          15.46           6.82           8.64
---------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond                4.33           5.06           6.24
Index
---------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79           6.19           8.42
---------------------------------------------------------------------------------

1 On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the portfolio's benchmark index for equity investment because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

LEHMAN BROTHERS AGGREGATE BOND (LBAB) INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                      CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                   0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                 None
--------------------------------------------------------------------------------
Other Expenses                                   0.09
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  0.55
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                0.04
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES1                   0.51
--------------------------------------------------------------------------------

1 Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $52           $172           $303           $685
--------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   7

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2005.
   o BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Lead portfolio manager for Asset Allocation strategies: New York.
   o Joined Deutsche Asset Management in 1999 as quantitative analyst, becoming associate portfolio manager in 2001.
   o Joined the portfolio in 2005.
   o BS, MS, Moscow State University; MBA, University of Chicago Graduate School of Business.

Gary Sullivan, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Head of Large Cap Growth Portfolio Selection Team.
   o Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.
   o BBA, MBA, University of Wisconsin - Madison.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2005.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2007.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2007.
   o BA, University of Connecticut.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Quantitative strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o Joined the portfolio in 2007.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


8   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BALANCED VIP - CLASS A



YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $22.75       $22.37      $21.32      $18.66      $22.57
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                                .69d         .59         .47         .37         .47
----------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       1.60          .34         .93        2.90       (3.81)
  transactions
----------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            2.29          .93        1.40        3.27       (3.34)
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.58)        (.55)       (.35)       (.61)       (.57)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $24.46       $22.75      $22.37      $21.32      $18.66
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            10.24b,d      4.30b       6.64       18.10      (15.17)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ MILLIONS)                        600          653         622         667         640
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reduction (%)                .55          .55         .59         .59         .58
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reduction (%)                 .51          .53         .59         .59         .58
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           2.99d        2.66        2.18        1.88        2.32
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   108          121c        131c        102c        140
----------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   9

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BALANCED VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
---------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.51%                4.49%             $10,449.00           $  52.14
---------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.55%                9.14%             $10,913.98           $  58.75
---------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.55%               14.00%             $11,399.65           $  61.36
---------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.55%               19.07%             $11,906.94           $  64.09
---------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.55%               24.37%             $12,436.80           $  66.95
---------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.55%               29.90%             $12,990.23           $  69.92
---------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.55%               35.68%             $13,568.30           $  73.04
---------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.55%               41.72%             $14,172.09           $  76.29
---------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.55%               48.03%             $14,802.75           $  79.68
---------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.55%               54.61%             $15,461.47           $  83.23
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 685.45
---------------------------------------------------------------------------------------------------------------


10   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS BLUE CHIP VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2007, the S&P 500 Index had a median market capitalization of $12.71 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

While the portfolio invests mainly in US common stocks, it could invest up to 20% of its net assets in foreign securities. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

Although not one of its principal strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   11
markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


12   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

-----------------------------------------------------------------------------------------------------

[BAR CHART GRAPHIC APPEARS HERE]

  13.84      25.24       -7.84      -15.81      -22.11     27.25      16.04      10.06      15.65
  1998       1999       2000        2001        2002       2003       2004       2005       2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.26%, Q4 1998             WORST QUARTER: -17.43%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: 1.52%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                             1 YEAR         5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Portfolio - Class A            15.65           7.92               6.31
--------------------------------------------------------------------------------
Russell 1000 Index             15.46           6.82               8.19
--------------------------------------------------------------------------------

*   Since 5/1/97; Index comparison begin 4/30/97.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.



HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


FEE TABLE                                                       CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                   0.64%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses                                                    0.06
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                   0.70
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   13

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $72           $224           $390           $871
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.
   o Global Asset Allocation Senior Portfolio Manager: New York.
   o Joined the portfolio in 2003.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2006.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2006.
   o BA, University of Connecticut.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


14   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BLUE CHIP VIP - CLASS A

YEARS ENDED DECEMBER 31,                                    2006          2005        2004        2003        2002
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.88       $13.65      $11.84       $9.37      $12.07
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                                .17b         .14         .13         .08         .07
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       2.07         1.22        1.76        2.45       (2.73)
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            2.24         1.36        1.89        2.53       (2.66)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.14)        (.13)       (.08)       (.06)       (.04)
-------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions                (.81)           -           -           -             -
-------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                         (.95)        (.13)       (.08)       (.06)       (.04)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $16.17       $14.88      $13.65      $11.84       $9.37
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            15.65b       10.06       16.04       27.25      (22.11)
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        314          294         283         242         174
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .71          .70         .70         .71         .69
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           1.12b        1.00        1.08         .82         .65
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   226          288         249         182         195
-------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   15

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BLUE CHIP VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
---------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.70%                4.30%            $ 10,430.00           $  71.51
---------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.70%                8.78%            $ 10,878.49           $  74.58
---------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.70%               13.46%            $ 11,346.27           $  77.79
---------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.70%               18.34%            $ 11,834.15           $  81.13
---------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.70%               23.43%            $ 12,343.02           $  84.62
---------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.70%               28.74%            $ 12,873.77           $  88.26
---------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.70%               34.27%            $ 13,427.35           $  92.05
---------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.70%               40.05%            $ 14,004.72           $  96.01
---------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.70%               46.07%            $ 14,606.92           $ 100.14
---------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.70%               52.35%            $ 15,235.02           $ 104.45
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 870.54
---------------------------------------------------------------------------------------------------------------

16   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS CORE FIXED INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

PORTFOLIO MATURITY. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


OTHER INVESTMENTS

Although not one of its principal strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   17

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


18   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

-----------------------------------------------------------------------------------------------------

[BAR CHART GRAPHIC APPEARS HERE]

   9.04      7.93      -2.06      9.90      5.71      8.01      5.13      4.53      2.25      4.26
  1997      1998      1999       2000      2001      2002      2003      2004      2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.14%, Q3 2002              WORST QUARTER: -2.36%, Q2 2004
2007 TOTAL RETURN AS OF MARCH 31: 1.53%

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   19

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                      1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class A                     4.26           4.82           5.41
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                   4.33           5.06           6.24
--------------------------------------------------------------------------------

LEHMAN BROTHERS AGGREGATE BOND (LBAB) INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


FEE TABLE                                                        CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                  0.59%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                 None
--------------------------------------------------------------------------------
Other Expenses                                                   0.08
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                  0.67
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $68           $214           $373           $835
--------------------------------------------------------------------------------


20   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:

Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.
   o BA, Bucknell University; MBA, Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for Paine Webber and Merrill Lynch.
   o BS, Pennsylvania State University; MBA, Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.
   o BA, SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o BS, The Wharton School, University of Pennsylvania; MBA, University of Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.
   o BS, Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining the firm, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o BS, Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2003.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.
   o BS, St. Peter's College; MBA, Baruch College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   21

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS CORE FIXED INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATE
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.81       $12.07      $12.16      $11.98      $11.48
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income(a)                                       .53          .47         .50         .45         .53
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       (.05)        (.21)        .05         .14         .37
  transactions
--------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             .48          .26         .55         .59         .90
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.43)        (.41)       (.43)       (.41)       (.40)
--------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions                (.00)*       (.11)       (.21)          -           -
--------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                         (.43)        (.52)       (.64)       (.41)       (.40)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $11.86       $11.81      $12.07      $12.16      $11.98
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                             4.26         2.25        4.53        5.13        8.01
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        277          252         210         201         216
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .68          .67         .66         .66         .65
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           4.56         3.96        4.18        3.75        4.57
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   183b         164b        185b        229b        267
--------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b The portfolio turnover rate including mortgage dollar roll transactions was 198%, 241%, 176% and 204% for the years ended December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

*   Amount is less than $.005

22   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CORE FIXED INCOME VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
---------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.67%                4.33%            $ 10,433.00           $  68.45
---------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.67%                8.85%            $ 10,884.75           $  71.41
---------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.67%               13.56%            $ 11,356.06           $  74.51
---------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.67%               18.48%            $ 11,847.78           $  77.73
---------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.67%               23.61%            $ 12,360.78           $  81.10
---------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.67%               28.96%            $ 12,896.01           $  84.61
---------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.67%               34.54%            $ 13,454.40           $  88.27
---------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.67%               40.37%            $ 14,036.98           $  92.10
---------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.67%               46.45%            $ 14,644.78           $  96.08
---------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.67%               52.79%            $ 15,278.90           $ 100.24
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 834.50
---------------------------------------------------------------------------------------------------------------

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   23

DWS DAVIS VENTURE VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates may compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if they believe the stock's market price exceeds their estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


OTHER INVESTMENTS

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the portfolio overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.


24   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

DWS VARIABLE SERIES II - CLASS A SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   25

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
--------------------------------------------------------------------------------

[BAR CHART GRAPHIC APPEARS HERE]

  -15.79      29.84      11.83       9.64     14.84
   2002       2003       2004       2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 17.04%, Q2 2003             WORST QUARTER: -12.70%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 0.10%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                  1 YEAR         5 YEARS        SINCE INCEPTION1
--------------------------------------------------------------------------------
Portfolio - Class A                 14.84           9.01               6.94
--------------------------------------------------------------------------------
Russell 1000 Value Index            22.25          10.86               8.66
--------------------------------------------------------------------------------

1   Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


26   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                       CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                   0.94%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                 None
--------------------------------------------------------------------------------
Other Expenses                                                   0.08
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                  1.02
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                                0.13
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES1,2                                 0.89
--------------------------------------------------------------------------------

1 Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.89% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

2 Effective October 1, 2007 through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 0.86% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $91           $312           $551         $1,236
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chairman of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   27

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


DWS DAVIS VENTURE VALUE VIP - CLASS A


YEARS ENDED DECEMBER 31,                                    2006          2005        2004        2003       2002
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $12.49       $11.48      $10.31       $7.99       $9.50
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                                .10          .09         .08         .06         .05
------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       1.74         1.01        1.14        2.31       (1.55)
  transactions
------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            1.84         1.10        1.22        2.37       (1.50)
------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.08)        (.09)       (.05)       (.05)       (.01)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $14.25       $12.49      $11.48      $10.31       $7.99
------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            14.84b        9.64b      11.83       29.84      (15.79)
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        346          309         268         220         160
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.02         1.02        1.05        1.01        1.02
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .85          .96        1.05        1.01        1.02
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                            .77          .78         .74         .62         .62
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    16            8           3           7          22
------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

28   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.


DWS DAVIS VENTURE VALUE VIP - CLASS A


                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.89%                4.11%            $ 10,411.00           $    90.83
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.02%                8.25%            $ 10,825.36           $   108.31
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.02%               12.56%            $ 11,256.21           $   112.62
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.02%               17.04%            $ 11,704.20           $   117.10
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.02%               21.70%            $ 12,170.03           $   121.76
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.02%               26.54%            $ 12,654.40           $   126.60
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.02%               31.58%            $ 13,158.04           $   131.64
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.02%               36.82%            $ 13,681.73           $   136.88
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.02%               42.26%            $ 14,226.27           $   142.33
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.02%               47.92%            $ 14,792.47           $   148.00
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,236.07
-------------------------------------------------------------------------------------------------------------------

DWS VARIABLE SERIES II - CLASS A SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   29

DWS DREMAN HIGH RETURN EQUITY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2007, the S&P 500 Index had a median market capitalization of $12.71 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In addition, the portfolio may invest in initial public offerings.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


OTHER INVESTMENTS

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


30   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the portfolio overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   31

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.


PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

---------------------------------------------------------------------------------------
[BAR CHART GRAPHIC APPEARS HERE]


  -11.16      30.52       1.69      -18.03     32.04      13.95       7.92     18.74
   1999       2000       2001       2002       2003       2004       2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 20.80%, Q2 2003              WORST QUARTER: -17.32%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: -1.39%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                           1 YEAR         5 YEARS        SINCE INCEPTION*
-----------------------------------------------------------------------------------------
Portfolio - Class A                          18.74           9.58               7.81
-----------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79           6.19               4.48
-----------------------------------------------------------------------------------------

*   Since 5/4/98. Index comparison begins 4/30/98.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


32   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


FEE TABLE                                              CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                           0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                         None
--------------------------------------------------------------------------------
Other Expenses1                                          0.04
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES2                         0.77
--------------------------------------------------------------------------------

1 Restated and estimated to reflect acquisition of DWS Dreman Financial Services VIP and DWS MFS Strategic Value VIP on September 15, 2006.

2 Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.78% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


EXAMPLE               1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares          $79           $246           $428           $954
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager.
   o Began investment career in 1957.
   o Joined the portfolio team in 1998.
   o Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
Portfolio Manager.
   o Managing Director of Dreman Value Management, L.L.C.
   o Joined Dreman Value Management, L.L.C. in 2000.
   o Began investment career in 1986.
   o Joined the portfolio team in 2002.
   o Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with The Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
   o Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and Co-Chief Investment Officer of Large Cap Value Strategy.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997; Vice President - Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for RepublicBank (now Bank of America), 1985-1990.
   o Over 20 years of investment industry experience.
   o Joined the portfolio team in 2006.
   o MS, Texas Tech University.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   33

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


DWS DREMAN HIGH RETURN EQUITY VIP - CLASS A

YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $13.41       $12.65      $11.29       $8.76      $10.81
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                                .27          .24         .23         .20         .21
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       2.21          .75        1.32        2.53       (2.13)
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            2.48          .99        1.55        2.73       (1.92)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.28)        (.23)       (.19)       (.20)       (.09)
-------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions                (.59)           -           -           -        (.04)
-------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                         (.87)        (.23)       (.19)       (.20)       (.13)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $15.02       $13.41      $12.65      $11.29       $8.76
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            18.74         7.92       13.95       32.04      (18.03)
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        992          785         747         672         510
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .77          .78         .78         .79         .79
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           1.87         1.84        1.96        2.14        2.21
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    20           10           9          18          17
-------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

34   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.


DWS DREMAN HIGH RETURN EQUITY VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.77%                4.23%            $ 10,423.00           $  78.63
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.77%                8.64%            $ 10,863.89           $  81.95
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.77%               13.23%            $ 11,323.44           $  85.42
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.77%               18.02%            $ 11,802.42           $  89.03
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.77%               23.02%            $ 12,301.66           $  92.80
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.77%               28.22%            $ 12,822.02           $  96.73
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.77%               33.64%            $ 13,364.39           $ 100.82
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.77%               39.30%            $ 13,929.70           $ 105.08
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.77%               45.19%            $ 14,518.93           $ 109.53
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.77%               51.33%            $ 15,133.08           $ 114.16
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 954.15
-------------------------------------------------------------------------------------------------------------------

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   35

DWS DREMAN SMALL MID CAP VALUE VIP
(formerly DWS Dreman Small Cap Value VIP)

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index (as of March 31, 2007, the Russell 2000 (Reg. TM) Value Index had a median market capitalization of $665 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap(TM) Value Index (as of March 31, 2007, the Russell Midcap(TM) Value Index had a median market capitalization of $4.41 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

The portfolio managers begin their stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


OTHER INVESTMENTS

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities).

Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


36   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the portfolio overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   37

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.


PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

-----------------------------------------------------------------------------------------------------------
[BAR CHART GRAPHIC APPEARS HERE]


  21.73       -11.25      2.80      4.05     17.63       -11.43     42.15      26.03      10.25      25.06
  1997        1998       1999      2000      2001        2002       2003       2004       2005       2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.84%, Q2 2003             WORST QUARTER: -22.47%, Q3 1998
2007 TOTAL RETURN AS OF MARCH 31: 3.62%

38   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                   1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class A                  25.06          16.95          11.52
--------------------------------------------------------------------------------
Russell 2500 Value Index1            20.18          15.51          13.70
--------------------------------------------------------------------------------
Russell 2000 Value Index             23.48          15.37          13.27
--------------------------------------------------------------------------------

1 On November 3, 2006, the Russell 2500 Value Index replaced the Russell 2000 Value Index as the portfolio's benchmark index because the advisor believes it is more appropriate to measure the portfolio's performance against the Russell 2500 Value Index as it more accurately reflects the portfolio's new investment strategy.

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                                        CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                  0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                 None
--------------------------------------------------------------------------------
Other Expenses                                                   0.04
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                  0.77
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $79           $246           $428           $954
--------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   39

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Portfolio Manager.
   o Joined Dreman Value Management L.L.C. in 2006 as a Managing Director and Co-Chief Investment Officer of Large Cap Value Strategy.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997; Vice President - Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for RepublicBank (now Bank of America), 1985-1990.
   o Over 20 years of investment industry experience.
   o Joined the portfolio in 2006.
   o MS, Texas Tech University.

Mark Roach
Portfolio Manager.
   o Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products, and joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006; security analyst from 1997 to 2001 for various institutions including Fifth and Third Bank, Lynch, Jones & Ryan and USAA.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


40   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.


DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $19.98       $20.05      $16.06      $11.66      $13.21
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                                .15          .19         .17         .19         .17
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       4.69         1.67        3.98        4.55       (1.67)
  transactions
--------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            4.84         1.86        4.15        4.74       (1.50)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.18)        (.15)       (.16)       (.15)       (.05)
--------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions               (1.71)       (1.78)          -        (.19)          -
--------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                       (1.89)        (1.93)       (.16)       (.34)       (.05)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $22.93       $19.98      $20.05      $16.06      $11.66
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            25.06        10.25       26.03       42.15      (11.43)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        562          493         467         354         250
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .79          .79         .79         .80         .81
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                            .71          .96         .96        1.46        1.28
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    52           61          73          71          86
--------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   41

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.77%                4.23%            $ 10,423.00           $  78.63
------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.77%                8.64%            $ 10,863.89           $  81.95
------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.77%               13.23%            $ 11,323.44           $  85.42
------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.77%               18.02%            $ 11,802.42           $  89.03
------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.77%               23.02%            $ 12,301.66           $  92.80
------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.77%               28.22%            $ 12,822.02           $  96.73
------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.77%               33.64%            $ 13,364.39           $ 100.82
------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.77%               39.30%            $ 13,929.70           $ 105.08
------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.77%               45.19%            $ 14,518.93           $ 109.53
------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.77%               51.33%            $ 15,133.08           $ 114.16
------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 954.15
------------------------------------------------------------------------------------------------------------------


42   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS GLOBAL THEMATIC VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The manager generally looks for companies that the manager believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The portfolio normally will sell a stock when the manager believes it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% policy.


OTHER INVESTMENTS

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   43

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, an important factor with this portfolio is how stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


44   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                         CLASS A SHARES

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   45

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

-----------------------------------------------------------------------------------------
[BAR CHART GRAPHIC APPEARS HERE]

  26.70       -3.36      -15.48      -15.77     29.13      14.76      22.94      30.14
  1999       2000        2001        2002       2003       2004       2005       2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.36%, Q4 1999             WORST QUARTER: -16.04%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 3.85%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                             1 YEAR         5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Portfolio - Class A            30.14          14.84               8.49
--------------------------------------------------------------------------------
MSCI World Index               20.07           9.97               5.29
--------------------------------------------------------------------------------

*   Since 5/5/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn't been reduced.

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


46   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                      CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                   1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                 None
--------------------------------------------------------------------------------
Other Expenses                                   0.38
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  1.38
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                0.26
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES1,2                 1.12
--------------------------------------------------------------------------------

1 Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.12% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

2 Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 1.10% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares          $114           $411           $730         $1,635
--------------------------------------------------------------------------------

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   47

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Oliver Kratz
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2003.
   o Head of global portfolio selection team for Alpha Emerging Markets
     Equity: New York.
   o Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.
   o BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


48   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS GLOBAL THEMATIC VIP - CLASS A

YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.44       $11.78      $10.39       $8.08       $9.64
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                                .15c         .12         .04         .09         .07
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       4.02         2.58        1.48        2.25       (1.57)
  transactions
--------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            4.17         2.70        1.52        2.34       (1.50)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.09)        (.04)       (.13)       (.03)       (.06)
--------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions               (1.13)           -           -           -           -
--------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                        (1.22)        (.04)       (.13)       (.03)       (.06)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $17.39       $14.44      $11.78      $10.39       $8.08
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            30.14b,c     22.94b      14.76b      29.13b     (15.77)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        143           85          63          55          43
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.38         1.41        1.44        1.48        1.32
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.04         1.28        1.43        1.17        1.32
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                            .92c         .98         .38        1.02         .79
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   136           95          81          65          41
--------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   49

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.


DWS GLOBAL THEMATIC VIP - CLASS A


                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.12%                3.88%            $ 10,388.00          $   114.17
-----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.38%                7.64%            $ 10,764.05          $   145.95
-----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.38%               11.56%            $ 11,153.70          $   151.23
-----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.38%               15.57%            $ 11,557.47          $   156.71
-----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.38%               19.76%            $ 11,975.85          $   162.38
-----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.38%               24.09%            $ 12,409.37          $   168.26
-----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.38%               28.59%            $ 12,858.59          $   174.35
-----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.38%               33.24%            $ 13,324.07          $   180.66
-----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.38%               38.06%            $ 13,806.41          $   187.20
-----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.38%               43.06%            $ 14,306.20          $   193.98
-----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,634.89
-----------------------------------------------------------------------------------------------------------------


50   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS GOVERNMENT & AGENCY SECURITIES VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.


OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   51

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.


52   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

-----------------------------------------------------------------------------------------------------
[BAR CHART GRAPHIC APPEARS HERE]


   8.96      7.03      0.68     10.93       7.48      8.05      2.26      3.75      2.57      4.16
   1997      1998      1999      2000       2001      2002      2003      2004      2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.13%, Q3 2001              WORST QUARTER: -0.98%, Q2 2004
2007 TOTAL RETURN AS OF MARCH 31: 1.33%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                   1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class A                  4.16           4.14           5.54
--------------------------------------------------------------------------------
Lehman Brothers GNMA Index           4.61           4.72           6.10
--------------------------------------------------------------------------------

The LEHMAN BROTHERS GNMA INDEX is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   53

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


FEE TABLE                                      CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee 1                                  0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                 None
--------------------------------------------------------------------------------
Other Expenses                                   0.12
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  0.67
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                0.04
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES2                   0.63
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

2 Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.63% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $64           $210           $369           $831
--------------------------------------------------------------------------------


54   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   55

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A


YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $12.26       $12.55      $12.54      $12.84      $12.32
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income(a)                                       .55          .51         .44         .31         .62
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       (.06)        (.20)        .03        (.04)        .35
  transactions
--------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             .49          .31         .47         .27         .97
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.47)        (.50)       (.35)       (.35)       (.45)
--------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions                   -         (.10)       (.11)       (.22)          -
--------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                         (.47)        (.60)       (.46)       (.57)       (.45)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $12.28       $12.26      $12.55      $12.54      $12.84
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                             4.16         2.57        3.75c       2.26        8.05
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        211          243         280         347         551
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .67          .63         .61         .61         .59
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           4.56         4.17        3.59        2.50        4.96
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)b                                  241          191         226         511         534
--------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b The portfolio turnover rate including mortgage dollar roll transactions was 403%, 325%, 391%, 536% and 651% for the periods ended December 31, 2006,
    December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

c Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

56   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.


DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
-----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.63%                4.37%            $ 10,437.00           $  64.38
-----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.67%                8.89%            $ 10,888.92           $  71.44
-----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.67%               13.60%            $ 11,360.41           $  74.54
-----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.67%               18.52%            $ 11,852.32           $  77.76
-----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.67%               23.66%            $ 12,365.52           $  81.13
-----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.67%               29.01%            $ 12,900.95           $  84.64
-----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.67%               34.60%            $ 13,459.56           $  88.31
-----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.67%               40.42%            $ 14,042.36           $  92.13
-----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.67%               46.50%            $ 14,650.40           $  96.12
-----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.67%               52.85%            $ 15,284.76           $ 100.28
-----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 830.73
-----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   57

DWS HIGH INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

PORTFOLIO MATURITY. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and swaps.


58   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   59

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.


60   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

--------------------------------------------------------------------------------------------------------

[BAR CHART GRAPHIC APPEARS HERE]

  11.61       1.45      2.15     -8.68      2.63      -0.30     24.62      12.42       3.89     10.47
   1997       1998      1999      2000      2001       2002      2003       2004       2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.59%, Q2 2003              WORST QUARTER: -6.66%, Q3 1998
2007 TOTAL RETURN AS OF MARCH 31: 2.64%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                        1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class A                       10.47           9.90           5.68
--------------------------------------------------------------------------------
Credit Suisse High Yield Index            11.92          11.07           7.09
--------------------------------------------------------------------------------

The CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   61

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                 0.59%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                None
--------------------------------------------------------------------------------
Other Expenses                                  0.11
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                 0.70
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $72           $224           $390           $871
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


62   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS HIGH INCOME VIP - CLASS A


YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003       2002
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $8.23        $8.78       $8.43       $7.40       $8.13
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income(a)                                       .62          .68         .67         .67        .75
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        .19         (.38)        .31        1.03        (.74)
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             .81          .30         .98        1.70         .01
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.66)        (.85)       (.63)       (.67)       (.74)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $8.38        $8.23       $8.78       $8.43       $7.40
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            10.47         3.89       12.42       24.62        (.30)
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        322          344         393         413         329
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .71          .70         .66         .67         .66
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           7.73         8.27        8.11        8.62       10.07
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    93          100         162         165         138
-------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   63

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS HIGH INCOME VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.70%                4.30%            $ 10,430.00           $  71.51
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.70%                8.78%            $ 10,878.49           $  74.58
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.70%               13.46%            $ 11,346.27           $  77.79
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.70%               18.34%            $ 11,834.15           $  81.13
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.70%               23.43%            $ 12,343.02           $  84.62
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.70%               28.74%            $ 12,873.77           $  88.26
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.70%               34.27%            $ 13,427.35           $  92.05
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.70%               40.05%            $ 14,004.72           $  96.01
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.70%               46.07%            $ 14,606.92           $ 100.14
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.70%               52.35%            $ 15,235.02           $ 104.45
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 870.54
----------------------------------------------------------------------------------------------------------------

64   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS INTERNATIONAL SELECT EQUITY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The portfolio's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential based typically on a 12-18 month investment horizon. The portfolio manager uses a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of the strategy.

The portfolio manager's process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

As of December 31, 2006, the MSCI EAFE (Reg. TM) Index had a median market capitalization of approximately $5.6 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager screens for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The team utilizes information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio manager applies a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   65

OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio manager may use these and other types of derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

66   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   67

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

---------------------------------------------------------------------------------------------------------------
[BAR CHART GRAPHIC APPEARS HERE]


  9.46     10.02      45.71      -20.49      -24.43      -13.48      29.83      18.25      14.51      25.56
  1997      1998       1999        2000        2001        2002       2003       2004       2005       2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 31.03%, Q4 1999              WORST QUARTER: -17.32%, Q3 1998
2007 TOTAL RETURN AS OF MARCH 31: 4.52%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                               1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class A              25.56          13.81           7.25
--------------------------------------------------------------------------------
MSCI EAFE + EMF Index            27.76          16.68           8.40
--------------------------------------------------------------------------------
MSCI EAFE Index                  26.34          14.98           7.71
--------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST
(EAFE) AND EMERGING MARKETS FREE INDEX is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


68   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                                       CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                 0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                None
--------------------------------------------------------------------------------
Other Expenses                                                  0.13
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 0.88
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $90           $281           $488         $1,084
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
   o Portfolio manager for EAFE Equities and Global Equities.
   o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   69

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

DWS INTERNATIONAL SELECT EQUITY VIP - CLASS A


YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003       2002
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $13.25       $11.91      $10.18       $7.96       $9.24
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                                .24b         .20         .17         .10         .12
------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       3.11         1.48        1.67        2.23       (1.36)
  transactions
------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            3.35         1.68        1.84        2.33       (1.24)
------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.29)        (.34)       (.11)       (.11)       (.04)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $16.31       $13.25      $11.91      $10.18       $7.96
------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            25.56        14.51       18.25       29.83      (13.48)
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        223          196         184         147         120
------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .88          .87         .89         .94         .85
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           1.65b        1.59        1.58        1.17        1.46
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   122           93          88         139         190
------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.


70   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS INTERNATIONAL SELECT EQUITY VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
-----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.88%                4.12%            $ 10,412.00           $    89.81
-----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.88%                8.41%            $ 10,840.97           $    93.51
-----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.88%               12.88%            $ 11,287.62           $    97.37
-----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.88%               17.53%            $ 11,752.67           $   101.38
-----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.88%               22.37%            $ 12,236.88           $   105.55
-----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.88%               27.41%            $ 12,741.04           $   109.90
-----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.88%               32.66%            $ 13,265.97           $   114.43
-----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.88%               38.13%            $ 13,812.53           $   119.15
-----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.88%               43.82%            $ 14,381.61           $   124.05
-----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.88%               49.74%            $ 14,974.13           $   129.17
-----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,084.32
-----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   71

DWS JANUS GROWTH & INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities, which may include initial public offerings. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities, including indexed/structured securities such as equity-linked structured notes. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


OTHER INVESTMENTS

The portfolio may invest in debt securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


72   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

EQUITY-LINKED STRUCTURED NOTES. Equity-linked structured notes may be more volatile or less liquid than other types of debt securities, may have no guaranteed return of capital and may exhibit price behavior that does not correlate with other debt securities.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


DWS VARIABLE SERIES II - CLASS A SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   73

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o debt securities may be subject to interest rate risk and credit risk.

o growth stocks may be out of favor for certain periods.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR CHART GRAPHIC APPEARS HERE]

  -9.18       -12.28      -20.22     24.37      11.51      12.11       8.43
   2000        2001        2002       2003       2004       2005       2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.40%, Q4 2004              WORST QUARTER: -15.87%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: -0.50%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                  1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Portfolio - Class A                 8.43           6.11              2.95
--------------------------------------------------------------------------------
Russell 1000 Growth Index           9.07           2.69             -2.73
--------------------------------------------------------------------------------

*   Since 10/29/99. Index comparison begins 10/31/99.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index with higher price-to-book ratios and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


74   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                       CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                  0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                None
--------------------------------------------------------------------------------
Other Expenses                                                  0.10
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 0.85
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $87           $271           $471         $1,049
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGER

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   75

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


DWS JANUS GROWTH & INCOME VIP - CLASS A

                                                                                                              2002*
YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003     (RESTATED)
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.05        $9.88       $8.86       $7.18       $9.05
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                                .07          .05         .03         .03         .04
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        .86         1.14         .99        1.71       (1.86)
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             .93         1.19        1.02        1.74       (1.82)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.07)        (.02)          -       ( .06)       (.05)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $11.91       $11.05       $9.88       $8.86       $7.18
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                             8.43        12.11       11.51       24.37      (20.22)
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        193          195         187         189         167
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .85          .92        1.06        1.07        1.04
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .68          .45         .34         .40         .54
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    44           32          52          46          57
-------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

* Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.


76   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.


DWS JANUS GROWTH & INCOME VIP - CLASS A


                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.85%                4.15%            $ 10,415.00           $    86.76
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.85%                8.47%            $ 10,847.22           $    90.36
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.85%               12.97%            $ 11,297.38           $    94.11
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.85%               17.66%            $ 11,766.22           $    98.02
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.85%               22.55%            $ 12,254.52           $   102.09
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.85%               27.63%            $ 12,763.08           $   106.32
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.85%               32.93%            $ 13,292.75           $   110.74
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.85%               38.44%            $ 13,844.40           $   115.33
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.85%               44.19%            $ 14,418.94           $   120.12
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.85%               50.17%            $ 15,017.33           $   125.10
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,048.95
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS A SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   77

DWS LARGE CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index (as of March 31, 2007, the Russell 1000 (Reg. TM) Value Index had a median market capitalization of $5.56 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


78   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the portfolio overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   79

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

--------------------------------------------------------------------------------------------------------------
[BAR CHART GRAPHIC APPEARS HERE]


  30.38      19.26       -10.21     16.13       1.87      -14.98     32.60      10.07       1.97     15.41
  1997       1998        1999       2000       2001       2002       2003       2004       2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.86%, Q2 2003             WORST QUARTER: -19.06%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 0.89%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                  1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class A                 15.41           7.87           9.20
--------------------------------------------------------------------------------
Russell 1000 Value Index            22.25          10.86          11.00
--------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


80   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                       CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                0.74%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                None
--------------------------------------------------------------------------------
Other Expenses                                                  0.08
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 0.82
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on April 11, 2007. Includes 0.10% administration fee.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $84           $262           $455         $1,014
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGER

Deutsche Asset Management International GmbH, Mainzer Landstrasse 16, 60325 Frankfurt am Main, Germany, is the subadvisor for the portfolio.

The following person handles the day-to-day management of the portfolio:

Thomas Schuessler, PhD
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and served as executive assistant to board member.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2007.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   81

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS LARGE CAP VALUE VIP - CLASS A


YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  15.81     $  15.79    $  14.57    $  11.24    $  13.40
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                                .29c         .26         .27         .24         .23
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       2.12          .04        1.18        3.33      ( 2.20)
  transactions
--------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            2.41          .30        1.45        3.57      ( 1.97)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     (  .26)      (  .28)     (  .23)     (  .24)     (  .19)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  17.96     $  15.81    $  15.79    $  14.57    $  11.24
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            15.41c        1.97b      10.07       32.60      (14.98)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        275          268         274         263         215
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               .83          .80         .80         .80         .79
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .83          .80         .80         .80         .79
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    1.73c        1.64        1.84        1.94        1.84
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    76           64          40          58          84
--------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.


82   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.


DWS LARGE CAP VALUE VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.82%                4.18%            $ 10,418.00           $    83.71
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.82%                8.53%            $ 10,853.47           $    87.21
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.82%               13.07%            $ 11,307.15           $    90.86
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.82%               17.80%            $ 11,779.79           $    94.66
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.82%               22.72%            $ 12,272.18           $    98.61
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.82%               27.85%            $ 12,785.16           $   102.74
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.82%               33.20%            $ 13,319.58           $   107.03
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.82%               38.76%            $ 13,876.34           $   111.50
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.82%               44.56%            $ 14,456.37           $   116.16
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.82%               50.61%            $ 15,060.64           $   121.02
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,013.50
----------------------------------------------------------------------------------------------------------------

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   83

DWS MID CAP GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap(TM) Growth Index (as of March 31, 2007, the Russell Midcap(TM) Growth Index had a median market capitalization of $4.46 billion) or securities with equity characteristics that provide exposure to those companies. The portfolio's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.

Company research lies at the heart of the investment process. The managers use a "bottom-up" approach to picking securities.

o The managers focus on undervalued stocks with fast growing earnings and superior near-to-intermediate term performance potential.

o The managers emphasize individual selection of medium sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches a portfolio manager's expectations;

o there is a material change in the company's fundamentals;

o the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio may use hedging transactions to attempt to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio's securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same


84   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
circumstances. The portfolio's ability to hedge may be limited by the costs of the derivatives contracts. The portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS MID CAP GROWTH
                                                         VIP   85
of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.


PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
--------------------------------------------------------------------------------
[BAR CHART GRAPHIC APPEARS HERE]


  -4.96       -21.76      -30.66     33.99       4.02     15.04      10.95
   2000        2001        2002       2003       2004      2005       2006



86   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.43%, Q4 2001             WORST QUARTER: -25.94%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: 5.02%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                           1 YEAR         5 YEARS        SINCE INCEPTION*
------------------------------------------------------------------------------------------
Portfolio - Class A                          10.95           4.29              3.31
------------------------------------------------------------------------------------------
Russell Midcap Growth Index                  10.66           8.22              5.09
------------------------------------------------------------------------------------------
Russell 3000 Growth Index                     9.46           3.02              -1.24
------------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79           6.19              2.41
------------------------------------------------------------------------------------------

*   Since 5/1/99. Index comparisons begin 4/30/99.


Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL MIDCAP GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

RUSSELL 3000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 (Reg. TM) Index.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


FEE TABLE                                                       CLASS A
------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
------------------------------------------------------------------------------------------
Management Fee                                                  0.75%
------------------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                None
------------------------------------------------------------------------------------------
Other Expenses                                                  0.28
------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 1.03
------------------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                               0.09
------------------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES1,2                                0.94
------------------------------------------------------------------------------------------

1 Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.90% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

2 Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain so that the portfolio's total operating expenses will not exceed 0.94% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS MID CAP GROWTH
                                                         VIP   87

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $96           $319           $560         $1,251
--------------------------------------------------------------------------------


88   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert S. Janis
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse
     Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton School.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS MID CAP GROWTH
                                                         VIP   89

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.



DWS MID CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 11.32      $  9.84     $  9.46      $ 7.06    $  10.22
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                             (  .06)c     (  .05)      ( .01)      ( .05)     (  .01)
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       1.30         1.53         .39        2.45      ( 3.11)
  transactions
--------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            1.24         1.48         .38        2.40      ( 3.12)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                          -             -          -           -      (  .04)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 12.56      $ 11.32     $  9.84      $ 9.46    $   7.06
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            10.95b,c     15.04b       4.02b      33.99b     (30.66)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         53           57          53          56          44
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.03         1.01        1.02         .98         .81
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .93          .95         .95         .95         .81
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  (  .51)c     (  .45)      ( .11)      ( .57)     (  .19)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    46          104         103          91          71
--------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.


90   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.


DWS MID CAP GROWTH VIP - CLASS A


                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.94%                4.06%            $ 10,406.00           $    95.91
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.03%                8.19%            $ 10,819.12           $   109.31
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.03%               12.49%            $ 11,248.64           $   113.65
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.03%               16.95%            $ 11,695.21           $   118.16
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.03%               21.60%            $ 12,159.51           $   122.85
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.03%               26.42%            $ 12,642.24           $   127.73
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.03%               31.44%            $ 13,144.14           $   132.80
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.03%               36.66%            $ 13,665.96           $   138.07
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.03%               42.08%            $ 14,208.50           $   143.55
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.03%               47.73%            $ 14,772.58           $   149.25
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,251.28
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS MID CAP GROWTH
                                                         VIP   91

DWS MONEY MARKET VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's Advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

 - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

 - are unrated, but are determined to be of similar quality by the Advisor; or

 - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the Advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



PRINCIPAL INVESTMENTS

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

92   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

MARKET RISK. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY SELECTION RISK. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market mutual funds.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

CONCENTRATION RISK. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   93

PREPAYMENT RISK. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.


PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

---------------------------------------------------------------------------------------------------
[BAR CHART GRAPHIC APPEARS HERE]



   5.25      5.15      4.84      6.10      3.75      1.35      0.72      0.91      2.80      4.65
   1997      1998      1999      2000      2001      2002      2003      2004      2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.56%, Q3 2000              WORST QUARTER: 0.14%, Q3 2003
2007 TOTAL RETURN AS OF MARCH 31: 1.22%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                            1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A           4.65           2.07           3.53

7-day yield as of December 31, 2006: 4.95%

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


94   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                       CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                0.39%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                None
--------------------------------------------------------------------------------
Other Expenses2                                                 0.05
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES3                                0.44
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on November 6, 2006.

2 Restated and estimated to reflect acquisition of Money Market VIP (a series of DWS Variable Series I) on November 6, 2006.

3 Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $45           $141           $246           $555
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   95

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS MONEY MARKET VIP - CLASS A

YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                       .046         .028        .009        .007        .013
----------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            .046         .028        .009        .007        .013
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     ( .046)      ( .028)     ( .009)     ( .007)     ( .013)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                             4.65a        2.80         .91         .72        1.35
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        294          235         241         326         570
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               .52          .52         .53         .54         .54
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .51          .52         .53         .54         .54
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           4.58         2.77         .88         .73        1.35
----------------------------------------------------------------------------------------------------------------------

a   Total return would have been lower had certain expenses not been reduced.

96   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.


DWS MONEY MARKET VIP - CLASS A


                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.44%                4.56%            $ 10,456.00           $  45.00
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.44%                9.33%            $ 10,932.79           $  47.06
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.44%               14.31%            $ 11,431.33           $  49.20
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.44%               19.53%            $ 11,952.60           $  51.44
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.44%               24.98%            $ 12,497.64           $  53.79
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.44%               30.68%            $ 13,067.53           $  56.24
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.44%               36.63%            $ 13,663.41           $  58.81
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.44%               42.86%            $ 14,286.46           $  61.49
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.44%               49.38%            $ 14,937.92           $  64.29
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.44%               56.19%            $ 15,619.09           $  67.23
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 554.55
----------------------------------------------------------------------------------------------------------------

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   97

DWS SMALL CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index (as of March 31, 2007, the Russell 2000 (Reg. TM) Growth Index had a median market capitalization of $639 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The portfolio may invest in initial public offerings.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 (Reg. TM) Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


OTHER INVESTMENTS

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


98   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   99

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.


PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

--------------------------------------------------------------------------------------------------------------
[BAR CHART GRAPHIC APPEARS HERE]



  34.20      18.37      34.56     -10.71      -28.91      -33.36      32.94      11.02       7.07      5.27
  1997       1998       1999        2000        2001        2002       2003       2004       2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.96%, Q4 1999             WORST QUARTER: -31.72%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: 3.74%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                  1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class A                 5.27           2.05           4.17
--------------------------------------------------------------------------------
Russell 2000 Growth Index          13.35           6.93           4.88
--------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


100   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                                       CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                None
--------------------------------------------------------------------------------
Other Expenses                                                  0.08
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 0.73
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                               0.01
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES1                                  0.72
--------------------------------------------------------------------------------

1 Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $74           $232           $405           $906
--------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS A SHARES                DWS SMALL CAP GROWTH
                                                       VIP   101

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert S. Janis
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse
     Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton School.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


102   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS SMALL CAP GROWTH VIP - CLASS A


YEARS ENDED DECEMBER 31,                                    2006          2005        2004        2003        2002
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 13.48     $  12.59    $  11.34     $  8.53    $  12.80
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                             (  .04)c     (  .06)     (  .05)    (  .04)     (  .02)
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        .75          .95        1.30        2.85      ( 4.25)
  transactions
--------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              .71          .89        1.25        2.81      ( 4.27)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 14.19     $  13.48    $  12.59     $ 11.34    $   8.53
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                             5.27c,d      7.07b      11.02       32.94      (33.36)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        208          243         210         210         154
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               .73          .72         .71         .69         .71
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .72          .72         .71         .69         .71
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  (  .32)c     (  .47)     (  .47)     (  .41)     (  .24)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    73           94         117         123          68
--------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b In 2005, the portfolio realized a gain of $49,496 on the disposal of an investment not meeting the portfolio's investment restrictions. This had no negative impact on the total return.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

d   Total return would have been lower had certain expenses been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                DWS SMALL CAP GROWTH
                                                       VIP   103

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP GROWTH VIP - CLASS A


                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.72%                4.28%            $ 10,428.00           $  73.54
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.73%                8.73%            $ 10,873.28           $  77.75
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.73%               13.38%            $ 11,337.56           $  81.07
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.73%               18.22%            $ 11,821.68           $  84.53
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.73%               23.26%            $ 12,326.46           $  88.14
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.73%               28.53%            $ 12,852.80           $  91.90
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.73%               34.02%            $ 13,401.62           $  95.83
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.73%               39.74%            $ 13,973.87           $  99.92
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.73%               45.71%            $ 14,570.55           $ 104.19
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.73%               51.93%            $ 15,192.71           $ 108.64
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 905.51
----------------------------------------------------------------------------------------------------------------


104   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS STRATEGIC INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a high current return.

The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

iGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to the portfolio's bond holdings.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


OTHER INVESTMENTS

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   105
interest rates, inflation-indexed bonds may experience greater losses than other fixed-income securities with similar durations. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging


106   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.


PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   107

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

-------------------------------------------------------------------------------------------
[BAR CHART GRAPHIC APPEARS HERE]



  10.98       -5.85      2.57      5.23     11.30      7.85      8.60      2.38      8.98
  1998       1999       2000      2001      2002       2003      2004      2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 6.35%, Q3 1998              WORST QUARTER: -3.33%, Q2 1999
2007 TOTAL RETURN AS OF MARCH 31: 1.74%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                          1 YEAR        5 YEARS        SINCE INCEPTION*
------------------------------------------------------------------------------------------
Portfolio - Class A                         8.98           7.78               5.57
------------------------------------------------------------------------------------------
Citigroup World Government Bond
Index                                      6.12           8.41               5.98
------------------------------------------------------------------------------------------

JP Morgan Emerging Markets Bond
Index Plus                                 10.49          15.25              11.00
------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master
Cash Pay Only Index                        11.64           9.85               6.86
------------------------------------------------------------------------------------------
Lehman Brothers US Treasury Index           3.08           4.63               6.12
------------------------------------------------------------------------------------------

*   Since 5/1/97. Index comparisons begin 4/30/97.

CITIGROUP WORLD GOVERNMENT BOND INDEX is an unmanaged index that consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue.

MERRILL LYNCH HIGH YIELD MASTER CASH PAY ONLY INDEX is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

LEHMAN BROTHERS US TREASURY INDEX is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


108   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                       CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                None
--------------------------------------------------------------------------------
Other Expenses                                                  0.20
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 0.85
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $87           $271           $471         $1,049
--------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   109

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary Sullivan, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Quantitative strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o Joined the portfolio in 2007.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


110   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS STRATEGIC INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  11.50     $  12.25    $  11.82    $  11.10    $  10.27
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income(a)                                       .62          .65         .58         .41         .45
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        .36       (  .39)        .39         .47         .68
  transactions
--------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             .98          .26         .97         .88        1.13
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     (  .57)      (  .98)          -      (  .15)     (  .30)
--------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions              (  .11)      (  .03)     (  .54)     (  .01)          -
--------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                       (  .68)      ( 1.01)     (  .54)     (  .16)     (  .30)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  11.80     $  11.50    $  12.25    $  11.82    $  11.10
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                             8.98         2.38        8.60        7.85       11.30
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         86           71          62          62          60
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .85          .88         .84         .83         .73
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           5.47         5.61        4.99        3.60        4.26
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   143          120         210         160          65
--------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   111

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS STRATEGIC INCOME VIP - CLASS A


                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.85%                4.15%            $ 10,415.00           $    86.76
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.85%                8.47%            $ 10,847.22           $    90.36
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.85%               12.97%            $ 11,297.38           $    94.11
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.85%               17.66%            $ 11,766.22           $    98.02
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.85%               22.55%            $ 12,254.52           $   102.09
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.85%               27.63%            $ 12,763.08           $   106.32
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.85%               32.93%            $ 13,292.75           $   110.74
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.85%               38.44%            $ 13,844.40           $   115.33
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.85%               44.19%            $ 14,418.94           $   120.12
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.85%               50.17%            $ 15,017.33           $   125.10
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,048.95
----------------------------------------------------------------------------------------------------------------


112   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS TECHNOLOGY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting their emphasis on a given technology industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS TECHNOLOGY
                                                            VIP   113

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940. This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

CONCENTRATION RISK. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


114   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                          CLASS A SHARES

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS TECHNOLOGY
                                                            VIP   115

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
------------------------------------------------------------------------------

[BAR CHART GRAPHIC APPEARS HERE]


  -21.57       -32.39      -35.52     46.84       1.92      3.74      0.75
   2000        2001        2002       2003       2004      2005      2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 28.57%, Q4 2001              WORST QUARTER: -33.64%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: -0.64%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                       1 YEAR        5 YEARS        SINCE INCEPTION*
---------------------------------------------------------------------------------------
Portfolio - Class A                      0.75           0.14              -0.68
---------------------------------------------------------------------------------------
Russell 1000 Growth Index                9.07           2.69              -1.63
---------------------------------------------------------------------------------------
Goldman Sachs Technology Index           8.98           1.05              -3.31
---------------------------------------------------------------------------------------

*   Since 5/1/99. Index comparisons begin 4/30/99.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index with higher price-to-book ratios and higher forecasted growth values.

GOLDMAN SACHS TECHNOLOGY INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


116   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                                       CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                  0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                None
--------------------------------------------------------------------------------
Other Expenses                                                  0.14
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $91           $284           $493         $1,096
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Kelly P. Davis
Vice President of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2003 after eight years of experience with semiconductors as an associate analyst in Equities Research with Credit Suisse First Boston, team leader in applications engineering at Advanced Micro Devices, and in technical roles at Interactive Silicon, Motorola, Inc. and Tellabs Operations, Inc.
   o Joined the portfolio in 2005.
   o BS, Purdue University; MBA, University of California, Berkeley.

Brian S. Peters, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and the portfolio in 2005.
   o Prior to joining the portfolio, portfolio manager for Global Equity:
     London, global equity analyst for industrials sector, and portfolio analyst for international institutional accounts.
   o BA, University of Alabama, Birmingham.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS TECHNOLOGY
                                                            VIP   117

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS TECHNOLOGY VIP - CLASS A



YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 9.30      $  9.01     $  8.84      $ 6.02       $9.36
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                              ( .01)b      ( .03)        .04       ( .04)     (  .03)
----------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        .08          .36         .13        2.86      ( 3.30)
  transactions
----------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             .07          .33         .17        2.82      ( 3.33)
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                          -        ( .04)          -           -      (  .01)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $ 9.37      $  9.30     $  9.01      $ 8.84    $   6.02
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                              .75b        3.74        1.92       46.84      (35.52)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        165          199         230         257         219
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .89          .86         .83         .86         .80
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                          ( .12)b      ( .36)        .43       ( .50)     (  .37)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    49          135         112          66          64
----------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.


118   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                         CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.


DWS TECHNOLOGY VIP - CLASS A


                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.89%                4.11%            $ 10,411.00           $    90.83
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.89%                8.39%            $ 10,838.89           $    94.56
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.89%               12.84%            $ 11,284.37           $    98.45
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.89%               17.48%            $ 11,748.16           $   102.49
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.89%               22.31%            $ 12,231.01           $   106.71
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.89%               27.34%            $ 12,733.70           $   111.09
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.89%               32.57%            $ 13,257.06           $   115.66
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.89%               38.02%            $ 13,801.92           $   120.41
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.89%               43.69%            $ 14,369.18           $   125.36
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.89%               49.60%            $ 14,959.75           $   130.51
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,096.07
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS TECHNOLOGY
                                                            VIP   119

DWS TURNER MID CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap(TM) Growth Index (as of March 31, 2007, the Russell Midcap(TM) Growth Index had a median market capitalization of $4.46 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index. The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. The portfolio's investments in common stocks may include initial public offerings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


120   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than


DWS VARIABLE SERIES II - CLASS A SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   121
the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
--------------------------------------------------------------------------------

[BAR CHART GRAPHIC APPEARS HERE]


  -32.20      48.49      11.04      11.76       6.52
   2002       2003       2004       2005       2006

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 19.37%, Q2 2003             WORST QUARTER: -19.06%, Q2 2002
2007 TOTAL RETURN AS OF MARCH 31: 3.61%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

                                    1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Portfolio - Class A                   6.52           5.86               2.87
--------------------------------------------------------------------------------
Russell Midcap Growth Index          10.66           8.22               5.52
--------------------------------------------------------------------------------

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL MIDCAP GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


122   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                       CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                  0.80%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                None
--------------------------------------------------------------------------------
Other Expenses                                                  0.17
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 0.97
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $99           $309           $536         $1,190
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Turner Investment Partners, Inc. ("Turner"). The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The lead manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara Hedlund and Jason Schrotberger. Mr. McHugh has managed the portfolio since its inception; Ms. Hedlund and Mr. Schrotberger joined the portfolio in 2006. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund joined Turner in 2000, has 12 years of investment industry experience and also serves as a security analyst covering the technology and telecommunications sectors. Ms. Hedlund is a principal at Turner. Mr. Schrotberger joined Turner in 2001, has 13 years of investment industry experience and also serves as a security analyst covering the consumer sector. Mr. Schrotberger is a principal at Turner.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   123

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS TURNER MID CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                                     2006         2005        2004        2003        2002
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  11.02      $  9.86      $ 8.88      $ 5.98       $8.82
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                             (  .01)      (  .05)      ( .07)      ( .06)     (  .06)
----------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        .77         1.21        1.05        2.96      ( 2.78)
  transactions
----------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             .76         1.16         .98        2.90      ( 2.84)
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net realized gain on investment transactions              (  .86)           -           -           -           -
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  10.92      $ 11.02      $ 9.86      $ 8.88    $   5.98
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                             6.52        11.76       11.04       48.49      (32.20)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        117          122         118         110          61
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .97         1.11        1.19        1.18        1.13
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  (  .06)      (  .56)      ( .82)      ( .90)     (  .82)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   148          151         174         155         225
----------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

124   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.


DWS TURNER MID CAP GROWTH VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.97%                4.03%            $ 10,403.00           $    98.95
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.97%                8.22%            $ 10,822.24           $   102.94
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.97%               12.58%            $ 11,258.38           $   107.09
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.97%               17.12%            $ 11,712.09           $   111.41
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.97%               21.84%            $ 12,184.09           $   115.90
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.97%               26.75%            $ 12,675.11           $   120.57
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.97%               31.86%            $ 13,185.91           $   125.43
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.97%               37.17%            $ 13,717.30           $   130.48
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.97%               42.70%            $ 14,270.11           $   135.74
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.97%               48.45%            $ 14,845.20           $   141.21
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,189.72
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS A SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   125

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor or a subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in a portfolio's best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its goal.

A complete list of each portfolio's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of each calendar quarter end for DWS High Income VIP, and for all other portfolios as of month end, on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Strategic Income
VIP) top ten holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


126   OTHER POLICIES AND RISKS                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The Advisor receives a management fee from each portfolio. Below are the management rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:



PORTFOLIO NAME                                   FEE PAID
--------------------------------------------------------------------------------
DWS Balanced VIP                                  0.42%*
--------------------------------------------------------------------------------
DWS Blue Chip VIP                                 0.65%
--------------------------------------------------------------------------------
DWS Core Fixed Income VIP                         0.60%
--------------------------------------------------------------------------------
DWS Davis Venture Value VIP                       0.77%*
--------------------------------------------------------------------------------
DWS Dreman High Return Equity VIP                 0.73%
--------------------------------------------------------------------------------
DWS Dreman Small Mid Cap Value VIP                0.75%
--------------------------------------------------------------------------------
DWS Global Thematic VIP                           0.67%*
--------------------------------------------------------------------------------
DWS Government & Agency Securities VIP            0.55%
--------------------------------------------------------------------------------
DWS High Income VIP                               0.60%
--------------------------------------------------------------------------------
DWS International Select Equity VIP               0.75%
--------------------------------------------------------------------------------
DWS Janus Growth & Income VIP                     0.75%
--------------------------------------------------------------------------------
DWS Large Cap Value VIP                           0.75%
--------------------------------------------------------------------------------
DWS Mid Cap Growth VIP                            0.65%*
--------------------------------------------------------------------------------
DWS Money Market VIP                              0.44%*
--------------------------------------------------------------------------------
DWS Small Cap Growth VIP                          0.63%*
--------------------------------------------------------------------------------
DWS Strategic Income VIP                          0.65%
--------------------------------------------------------------------------------
DWS Technology VIP                                0.75%
--------------------------------------------------------------------------------
DWS Turner Mid Cap Growth VIP                     0.80%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective October 1, 2006, DWS Blue Chip VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $250 million, 0.620% of the next $750 million, 0.600% of the next $1.5 billion, 0.580% of the next $2.5 billion, 0.550% of the next $2.5 billion, 0.530% of the next $2.5 billion, 0.510% of the next $2.5 billion and 0.490% over $12.5 billion.

Effective October 1, 2006, DWS Core Fixed Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.600% of the fund's average daily net assets up to $250 million, 0.570% of the next $750 million, 0.550% of the next $1.5 billion, 0.530% of the next $2.5 billion, 0.500% of the next $2.5 billion, 0.480% of the next $2.5 billion, 0.460% of the next $2.5 billion and 0.440% over $12.5 billion.

Effective October 1, 2006, DWS Dreman Small Mid Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.750% of the portfolio's average daily net assets up to $250 million, 0.720% of the next $750 million, 0.700% of the next $1.5 billion, 0.680% of the next $2.5 billion, 0.650% of the next $2.5 billion, 0.640% of the next $2.5 billion, 0.630% of the next $2.5 billion and 0.620% over $12.5 billion.

Effective October 1, 2006, DWS Government & Agency Securities VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.530% of the next $750 million, 0.510% of the next $1.5 billion, 0.500% of the next $2.5 billion, 0.480% of the next $2.5 billion, 0.460% of the next $2.5 billion, 0.440% of the next $2.5 billion and 0.420% over $12.5 billion.

Effective October 1, 2006, DWS High Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.600% of the portfolio's average daily net assets up to $250 million, 0.570% of the next $750 million, 0.550% of the next $1.5 billion, 0.530% of the next $2.5 billion, 0.500% of the next $2.5 billion, 0.480% of the next $2.5 billion, 0.460% of the next $2.5 billion and 0.440% over $12.5 billion.


DWS VARIABLE SERIES II - CLASS A SHARES                   THE INVESTMENT
                                                          ADVISOR   127

Effective October 1, 2006, DWS International Select Equity VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.750% of the portfolio's average daily net assets up to $1.5 billion, 0.735% of the next $1.75 billion, 0.720% of the next $1.75 billion and 0.705% over $5 billion.

Effective April 11, 2007, DWS Large Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $250 million, 0.625% of the next $750 million, 0.600% of the next $1.5 billion, 0.575% of the next $2.5 billion, 0.550% of the next $2.5 billion, 0.525% of the next $2.5 billion, 0.500% of the next $2.5 billion and 0.475% over $12.5 billion. In addition, under a separate administrative services agreement between DWS Large Cap Value VIP and the Advisor, the portfolio pays the Advisor for providing most of the portfolio's administrative services.

Effective October 1, 2006, DWS Strategic Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $250 million, 0.620% of the next $750 million, 0.600% of the next $1.5 billion, 0.580% of the next $2.5 billion, 0.550% of the next $2.5 billion, 0.530% of the next $2.5 billion, 0.510% of the next $2.5 billion and 0.490% over $12.5 billion.

Effective November 6, 2006, DWS Money Market VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.385% of the portfolio's average daily net assets up to $500 million, 0.370% of the next $500 million, 0.355% of the next $1 billion and 0.340% over $2 billion.

A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder reports for the annual period ended December 31, 2006. A discussion regarding the Board's approval of the new investment management agreement and sub-advisory agreement for DWS Large Cap Value VIP will be included in the portfolio's shareholder report for the semi-annual period ended June 30, 2007 (see "Shareholder reports" on the back cover).

PORTFOLIO SUBADVISORS

SUBADVISOR FOR DWS CORE FIXED INCOME VIP
Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at 1735 Market Street, Philadelphia, PA 19103.

SUBADVISOR FOR DWS DAVIS VENTURE VALUE VIP

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DIMA pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor.

SUBADVISOR FOR DWS DREMAN HIGH RETURN EQUITY VIP AND DWS DREMAN SMALL MID CAP VALUE VIP

The subadvisor for DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $17 billion in assets, which is primarily comprised of institutional


128   THE INVESTMENT ADVISOR                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
accounts and investment companies managed by the advisor. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each portfolio's investment decisions and buying and selling securities for each portfolio.


SUBADVISOR FOR DWS JANUS GROWTH & INCOME VIP

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, is the subadvisor to DWS Janus Growth & Income VIP. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DIMA pays a fee to Janus Capital for acting as subadvisor.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolio by Janus Capital as of February 2007.

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
(i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al.,


DWS VARIABLE SERIES II - CLASS A SHARES                    PORTFOLIO
                                                           SUBADVISORS   129

Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.


SUBADVISOR FOR DWS LARGE CAP VALUE VIP

Effective February 5, 2007, the subadvisor for DWS Large Cap Value VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio . DeAMi is an investment advisor registered with the Securities and Exchange Commission and currently manages over $40 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.


SUBADVISOR FOR DWS TURNER MID CAP GROWTH VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of December 31, 2006, Turner Investment Partners, Inc. had approximately $22.8 billion in assets under management. DIMA pays a fee to Turner Investment Partners, Inc. for acting as subadvisor.


LEGAL PROCEEDINGS

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by


130   PORTFOLIO SUBADVISORS                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


DWS VARIABLE SERIES II - CLASS A SHARES                    PORTFOLIO
                                                           SUBADVISORS   131

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.

POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of each portfolio. Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market VIP receives investable funds.


132   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

DWS VARIABLE SERIES II - CLASS A SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   133

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

Each portfolio discourages short-term and excessive trading. Each portfolio will take steps to detect and deter short-term and excessive trading pursuant to a portfolio's policies as described in this prospectus and approved by the Board.

Portfolio policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o for each portfolio that invests some portion of its assets in foreign securities - each portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How each Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the Advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the Advisor and each portfolio reserve the right to terminate a separate account's ability to invest in a portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. It is important to note that the Advisor and each portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

These policies and procedures may be modified and terminated at any time.

Since Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.


HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

134   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO BUY AND SELL SHARES

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in any portfolio.


FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .05% to .40% of sales of each portfolio attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from


DWS VARIABLE SERIES II - CLASS A SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   135
considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ------------------------------------     = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")


DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


136   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, a portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                            DISTRIBUTIONS   137

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/07) 2a-A

                                  MAY 1, 2007




                                   PROSPECTUS


                             DWS VARIABLE SERIES II
                                    CLASS B



DWS BALANCED VIP

DWS BLUE CHIP VIP


DWS CORE FIXED INCOME VIP


DWS DAVIS VENTURE VALUE VIP


DWS DREMAN HIGH RETURN EQUITY VIP


DWS DREMAN SMALL MID CAP VALUE VIP
(formerly DWS Dreman Small Cap Value VIP)


DWS GLOBAL THEMATIC VIP


DWS GOVERNMENT & AGENCY SECURITIES VIP


DWS HIGH INCOME VIP


DWS INTERNATIONAL SELECT EQUITY VIP


DWS JANUS GROWTH & INCOME VIP

DWS LARGE CAP VALUE VIP


DWS MID CAP GROWTH VIP


DWS MONEY MARKET VIP


DWS SMALL CAP GROWTH VIP


DWS STRATEGIC INCOME VIP


DWS TECHNOLOGY VIP


DWS TURNER MID CAP GROWTH VIP


DWS CONSERVATIVE ALLOCATION VIP


DWS GROWTH ALLOCATION VIP


DWS MODERATE ALLOCATION VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


[DWS LOG GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW EACH PORTFOLIO WORKS

  3        DWS Balanced VIP
 11        DWS Blue Chip VIP
 17        DWS Core Fixed Income VIP
 24        DWS Davis Venture Value VIP
 30        DWS Dreman High Return
           Equity VIP
 36        DWS Dreman Small Mid Cap
           Value VIP
 43        DWS Global Thematic VIP
 51        DWS Government & Agency
           Securities VIP
 58        DWS High Income VIP
 65        DWS International Select Equity
           VIP
 72        DWS Janus Growth & Income
           VIP
 78        DWS Large Cap Value VIP


 84        DWS Mid Cap Growth VIP
 92        DWS Money Market VIP
 98        DWS Small Cap Growth VIP
105        DWS Strategic Income VIP
113        DWS Technology VIP
120        DWS Turner Mid Cap Growth
           VIP
126        DWS Conservative Allocation
           VIP
135        DWS Growth Allocation VIP
144        DWS Moderate Allocation VIP
153        Other Policies and Risks
153        The Investment Advisor
155        Portfolio Subadvisors

YOUR INVESTMENT IN THE PORTFOLIOS


161        Buying and Selling Shares
164        How each Portfolio Calculates
           Share Price
164        Distributions
165        Taxes
166        Marketing and Distribution
           Fees


HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BALANCED VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality high-yield debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The Advisor employs a team approach to allocate the portfolio's assets among various securities.

The Advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the Advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The Advisor follows specific strategies in selecting equity and fixed income securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

GROWTH STOCKS. In choosing these securities, the Advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects.

VALUE STOCKS. When selecting value stocks, the Advisor begins by screening for stocks whose performance potential appears attractive. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

SMALL COMPANY STOCKS. In selecting stocks of small companies, in addition to analyzing standard measures of performance potential, the Advisor looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Normally, the portfolio's fixed income component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in high yield or junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US INVESTMENT GRADE SECURITIES. In selecting these securities for investment, the Advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The Advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BALANCED
                                                               VIP   3

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the Advisor's current market outlook.

The Advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

HIGH YIELD SECURITIES. In selecting these securities for investment, the
Advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

DERIVATIVES. The portfolio invests in various instruments commonly known as "derivatives," which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The Advisor may use derivatives in circumstances where the Advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

iGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to the portfolio's bond holdings.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.


4   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

FOREIGN INVESTMENT RISK. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the


DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BALANCED
                                                               VIP   5
borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, the Advisor's own credit quality standards. If a security's credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B


[BAR GRAPHIC APPEARS HERE]


  19.66      14.85      14.52       -2.87      -6.32      -15.39     17.66       6.26      3.90      9.82
  1997       1998       1999       2000       2001        2002       2003       2004      2005      2006




For the periods included in the bar chart:
BEST QUARTER: 13.25%, Q2 1997             WORST QUARTER: -9.97%, Q2 2002
2007 TOTAL RETURN AS OF MARCH 31: 1.10%

6   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                          1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B                         9.82           3.84           5.63
--------------------------------------------------------------------------------
Russell 1000 Index 1                       15.46           6.82           8.64
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
--------------------------------------------------------------------------------
Index                                       4.33           5.06           6.24
--------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index          15.79           6.19           8.42
--------------------------------------------------------------------------------

1 On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the portfolio's benchmark index for equity investment because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

LEHMAN BROTHERS AGGREGATE BOND (LBAB) INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                    CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                 0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                               0.25
--------------------------------------------------------------------------------
Other Expenses                                                 0.22
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                0.93
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                              0.04
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 1                                0.89
--------------------------------------------------------------------------------

1 Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.89% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares           $91           $292           $511         $1,139
--------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BALANCED
                                                               VIP   7

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2005.
   o BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Lead portfolio manager for Asset Allocation strategies: New York.
   o Joined Deutsche Asset Management in 1999 as quantitative analyst, becoming associate portfolio manager in 2001.
   o Joined the portfolio in 2005.
   o BS, MS, Moscow State University; MBA, University of Chicago Graduate School of Business.

Gary Sullivan, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Head of Large Cap Growth Portfolio Selection Team.
   o Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.
   o BBA, MBA, University of Wisconsin -
     Madison.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2005.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2007.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2007.
   o BA, University of Connecticut.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Quantitative strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o Joined the portfolio in 2007.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


8   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BALANCED VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006         2005        2004        2003         2002a
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  22.72    $  22.33    $  21.28    $  18.64   $ 19.46
-------------------------------------------------------   --------    --------    --------    --------   -------
Income (loss) from investment operations:
 Net investment income (loss)b                              .60e           .51         .39         .28      .18
-------------------------------------------------------   --------    --------    --------    --------   -------
 Net realized and unrealized gain (loss) on investment        1.60         .35         .92        2.92   ( 1.00)
  transactions
-------------------------------------------------------   --------    --------    --------    --------   -------
 TOTAL FROM INVESTMENT OPERATIONS                             2.20         .86        1.31        3.20   (  .82)
-------------------------------------------------------   --------    --------    --------    --------   -------
Less distributions from:
 Net investment income                                      (  .49)     (  .47)     (  .26)     (  .56)      -
_______________________________________________________   ________    ________    ________    ________   _______
NET ASSET VALUE, END OF PERIOD                            $  24.43    $  22.72    $  22.33    $  21.28   $ 18.64
-------------------------------------------------------   --------    --------    --------    --------   -------
Total Return (%)                                          9.82c,e       3.90c         6.26       17.66   ( 4.21)**
_______________________________________________________   ________    ________    ________    ________   _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          30          34          33          21      .8
_______________________________________________________   ________    ________    ________    ________   _______
Ratio of expenses before expense reductions (%)                .93         .95         .97         .99      .86*
_______________________________________________________   ________    ________    ________    ________   _______
Ratio of expenses after expense reductions (%)                 .89         .91         .97         .99      .86*
_______________________________________________________   ________    ________    ________    ________   _______
Ratio of net investment income (%)                         2.61e          2.28        1.80        1.48     1.96*
_______________________________________________________   ________    ________    ________    ________   _______
Portfolio turnover rate (%)                                    108      121d        131d        102d       140
-------------------------------------------------------   --------    --------    --------    --------   -------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

e Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

*   Annualized

**  Not annualized

DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BALANCED
                                                               VIP   9

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BALANCED VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.89%                4.11%            $ 10,411.00           $    90.83
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.93%                8.35%            $ 10,834.73           $    98.79
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.93%               12.76%            $ 11,275.70           $   102.81
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.93%               17.35%            $ 11,734.62           $   107.00
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.93%               22.12%            $ 12,212.22           $   111.35
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.93%               27.09%            $ 12,709.26           $   115.88
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.93%               32.27%            $ 13,226.53           $   120.60
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.93%               37.65%            $ 13,764.85           $   125.51
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.93%               43.25%            $ 14,325.07           $   130.62
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.93%               49.08%            $ 14,908.10           $   135.93
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,139.32
----------------------------------------------------------------------------------------------------------------


10   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS BLUE CHIP VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2007, the S&P 500 Index had a median market capitalization of $12.71 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

While the portfolio invests mainly in US common stocks, it could invest up to 20% of its net assets in foreign securities. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

Although not one of its principal strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial


DWS VARIABLE SERIES II - CLASS B SHARES                       DWS BLUE CHIP
                                                              VIP   11
markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


12   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  13.56      24.92       -8.07      -16.02      -22.31     26.76      15.55       9.68     15.19
  1998       1999       2000        2001        2002       2003       2004       2005      2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.19%, Q4 1998             WORST QUARTER: -17.49%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: 1.39%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                             1 YEAR         5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Portfolio - Class B            15.19           7.53               5.98
--------------------------------------------------------------------------------
Russell 1000 Index             15.46           6.82               8.19
--------------------------------------------------------------------------------

*   Since 5/1/97; Index comparison begins 4/30/97.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                      CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                 0.64%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                 0.25
--------------------------------------------------------------------------------
Other Expenses                                                   0.19
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                  1.08
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

DWS VARIABLE SERIES II - CLASS B SHARES                       DWS BLUE CHIP
                                                              VIP   13

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $110           $343           $595         $1,317
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.
   o Global Asset Allocation Senior Portfolio Manager: New York.
   o Joined the portfolio in 2003.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2006.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2006.
   o BA, University of Connecticut.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


14   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BLUE CHIP VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006        2005        2004       2003         2002a
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  14.83   $ 13.60     $ 11.80     $  9.35    $ 10.28
-------------------------------------------------------  --------   -------     -------     -------    -------
Income (loss) from investment operations:
 Net investment income (loss)b                             .11c        .09         .09         .04        .03
_______________________________________________________  ________   _______     _______     _______    _______
 Net realized and unrealized gain (loss) on investment       2.07     1.22        1.74        2.45     (  .96)
  transactions
-------------------------------------------------------  --------   -------     -------     -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                            2.18     1.31        1.83        2.49     (  .93)
-------------------------------------------------------  --------   -------     -------     -------    -------
Less distributions from:
 Net investment income                                     (  .08)  (  .08)     (  .03)     (  .04)        -
_______________________________________________________  ________   _______     _______     _______    _______
 Net realized gain on investment transactions              (  .81)       -           -           -         -
-------------------------------------------------------  --------   -------     -------     -------    -------
 TOTAL DISTRIBUTIONS                                       (  .89)  (  .08)     (  .03)     (  .04)        -
-------------------------------------------------------  --------   -------     -------     -------    -------
NET ASSET VALUE, END OF PERIOD                           $  16.12   $ 14.83     $ 13.60     $ 11.80    $  9.35
-------------------------------------------------------  --------   -------     -------     -------    -------
Total Return (%)                                          15.19c      9.68       15.55       26.76     ( 9.05)**
_______________________________________________________  ________   _______     _______     _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         46       44          37          17        .4
_______________________________________________________  ________   _______     _______     _______    _______
Ratio of expenses (%)                                        1.09     1.09        1.08        1.10        .94*
_______________________________________________________  ________   _______     _______     _______    _______
Ratio of net investment income (%)                         .74c        .61         .70         .43        .61*
_______________________________________________________  ________   _______     _______     _______    _______
Portfolio turnover rate (%)                                   226      288         249         182       195
-------------------------------------------------------  --------   -------     -------     -------    -------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

*   Annualized

**   Not annualized

DWS VARIABLE SERIES II - CLASS B SHARES                       DWS BLUE CHIP
                                                              VIP   15

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BLUE CHIP VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
---------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.08%                3.92%            $ 10,392.00          $   110.12
---------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.08%                7.99%            $ 10,799.37          $   114.43
---------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.08%               12.23%            $ 11,222.70          $   118.92
---------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.08%               16.63%            $ 11,662.63          $   123.58
---------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.08%               21.20%            $ 12,119.81          $   128.43
---------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.08%               25.95%            $ 12,594.90          $   133.46
---------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.08%               30.89%            $ 13,088.62          $   138.69
---------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.08%               36.02%            $ 13,601.70          $   144.13
---------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.08%               41.35%            $ 14,134.88          $   149.78
---------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.08%               46.89%            $ 14,688.97          $   155.65
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,317.19
---------------------------------------------------------------------------------------------------------------


16   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS CORE FIXED INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

PORTFOLIO MATURITY. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

Although not one of its principal strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


DWS VARIABLE SERIES II - CLASS B SHARES                 DWS CORE FIXED INCOME
                                                        VIP   17

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


18   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





   8.76      7.67      -2.30      9.63      5.45      7.77      4.76      4.10      1.85      3.89
  1997      1998      1999       2000      2001      2002      2003      2004      2005      2006



DWS VARIABLE SERIES II - CLASS B SHARES                 DWS CORE FIXED INCOME
                                                        VIP   19

               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.03%, Q3 2002              WORST QUARTER: -2.44%, Q2 2004
2007 TOTAL RETURN AS OF MARCH 31: 1.37%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                      1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B                     3.89           4.46           5.10
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                   4.33           5.06           6.24
--------------------------------------------------------------------------------

LEHMAN BROTHERS AGGREGATE BOND (LBAB) INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                          CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                     0.59%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     0.25
--------------------------------------------------------------------------------
Other Expenses                                                       0.22
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.06
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $108           $337           $585         $1,294
--------------------------------------------------------------------------------


20   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:

Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.
   o BA, Bucknell University; MBA, Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for Paine Webber and Merrill Lynch.
   o BS, Pennsylvania State University; MBA, Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.
   o BA, SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o BS, The Wharton School, University of Pennsylvania; MBA, University of Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.
   o BS, Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining the firm, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o BS, Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2003.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.
   o BS, St. Peter's College; MBA, Baruch College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES                 DWS CORE FIXED INCOME
                                                        VIP   21

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS CORE FIXED INCOME VIP - CLASS B



YEARS ENDED DECEMBER 31,                                      2006          2005        2004        2003       2002a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 11.78       $  12.04    $  12.13   $ 11.96     $ 11.36
-------------------------------------------------------    -------       --------    --------   -------     -------
Income (loss) from investment operations:
 Net investment income b                                       .49            .42         .45      .40         .27
-------------------------------------------------------    -------       --------    --------   -------     -------
 Net realized and unrealized gain (loss) on investment      (  .05)        (  .21)        .05      .15         .33
  transactions
-------------------------------------------------------    -------       --------    --------   -------     -------
 Total from investment operations                              .44            .21         .50      .55         .60
-------------------------------------------------------    -------       --------    --------   -------     -------
Less distributions from:
 Net investment income                                      (  .38)        (  .36)     (  .38)  (  .38)         -
_______________________________________________________    _______       ________    ________   _______     _______
 Net realized gain on investment transactions               (  .00)***     (  .11)     (  .21)       -          -
-------------------------------------------------------    -------       --------    --------   -------     -------
 TOTAL DISTRIBUTIONS                                        (  .38)        (  .47)     (  .59)  (  .38)         -
-------------------------------------------------------    -------       --------    --------   -------     -------
NET ASSET VALUE, END OF PERIOD                            $  11.84       $  11.78    $  12.04   $ 12.13     $ 11.96
-------------------------------------------------------   --------       --------    --------   -------     -------
Total Return (%)                                              3.89           1.85        4.10     4.76        5.28**
_______________________________________________________   ________       ________    ________   _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          82             89          88       45          2
_______________________________________________________   ________       ________    ________   _______     _______
Ratio of expenses (%)                                         1.07           1.07        1.03     1.05         .92*
_______________________________________________________   ________       ________    ________   _______     _______
Ratio of net investment income (%)                            4.17           3.56        3.81     3.36        4.69*
_______________________________________________________   ________       ________    ________   _______     _______
Portfolio turnover rate (%)                                 183c           164c        185c        229c       267
-------------------------------------------------------   --------       --------    --------   -------     -------

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c The portfolio turnover rate including mortgage dollar roll transactions was 198%, 241%, 176%, 204% and 265% for the years ended December 31, 2006,
    December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

*   Annualized

**   Not annualized

***   Amount is less than $.005

22   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CORE FIXED INCOME VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.06%                3.94%            $ 10,394.00          $   108.09
-----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.06%                8.04%            $ 10,803.52          $   112.35
-----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.06%               12.29%            $ 11,229.18          $   116.77
-----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.06%               16.72%            $ 11,671.61          $   121.37
-----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.06%               21.31%            $ 12,131.47          $   126.16
-----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.06%               26.09%            $ 12,609.45          $   131.13
-----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.06%               31.06%            $ 13,106.27          $   136.29
-----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.06%               36.23%            $ 13,622.65          $   141.66
-----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.06%               41.59%            $ 14,159.39          $   147.24
-----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.06%               47.17%            $ 14,717.27          $   153.05
-----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,294.11
-----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES                 DWS CORE FIXED INCOME
                                                        VIP   23

DWS DAVIS VENTURE VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates may compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if they believe the stock's market price exceeds their estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the portfolio overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.


24   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


DWS VARIABLE SERIES II - CLASS B SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   25

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  -16.02      29.42      11.42       9.23     14.34
   2002       2003       2004       2005      2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 17.04%, Q2 2003             WORST QUARTER: -12.72%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 0.00%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                  1 YEAR         5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Portfolio - Class B                 14.34           8.63               6.57
--------------------------------------------------------------------------------
Russell 1000 Value Index            22.25          10.86               8.66
--------------------------------------------------------------------------------

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


26   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                    CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                 0.94%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                               0.25
--------------------------------------------------------------------------------
Other Expenses                                                 0.21
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                1.40
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                              0.11
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 1,2                              1.29
--------------------------------------------------------------------------------

1 Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

2 Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 1.26% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $131           $432           $755         $1,670
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chairman of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   27

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS DAVIS VENTURE VALUE VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006        2005          2004          2003         2002a
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.47    $  11.46      $  10.29       $  7.98   $ 8.52
-------------------------------------------------------  --------    --------      --------       -------   ------
Income (loss) from investment operations:
 Net investment income (loss)b                                .05         .04           .04           .02     .04
-------------------------------------------------------  --------    --------      --------       -------   ------
 Net realized and unrealized gain (loss) on investment       1.73        1.01          1.13          2.32   ( .58)
  transactions
-------------------------------------------------------  --------    --------      --------       -------   ------
 TOTAL FROM INVESTMENT OPERATIONS                            1.78        1.05          1.17          2.34   ( .54)
-------------------------------------------------------  --------    --------      --------       -------   ------
Less distributions from:
 Net investment income                                     (  .03)     (  .04)       (  .00)***    (  .03)      -
_______________________________________________________  ________    ________      ________       _______   ______
NET ASSET VALUE, END OF PERIOD                           $  14.22    $  12.47      $  11.46       $ 10.29   $ 7.98
-------------------------------------------------------  --------    --------      --------       -------   ------
Total Return (%)                                          14.34c       9.23c          11.42         29.42   (6.34)**
_______________________________________________________  ________    ________      ________       _______   ______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                          80          78            66            29     .8
_______________________________________________________  ________    ________      ________       _______   ______
Ratio of expenses before expense reductions (%)              1.40        1.41          1.44          1.40    1.27*
_______________________________________________________  ________    ________      ________       _______   ______
Ratio of expenses after expense reductions (%)               1.23        1.34          1.44          1.40    1.27*
_______________________________________________________  ________    ________      ________       _______   ______
Ratio of net investment income(%)                             .39         .40           .36           .23    1.06*
_______________________________________________________  ________    ________      ________       _______   ______
Portfolio turnover rate(%)                                     16           8             3             7      22
-------------------------------------------------------  --------    --------      --------       -------   ------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

28   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DAVIS VENTURE VALUE VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
---------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.29%                3.71%            $ 10,371.00          $   131.39
---------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.40%                7.44%            $ 10,744.36          $   147.81
---------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.40%               11.31%            $ 11,131.15          $   153.13
---------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.40%               15.32%            $ 11,531.87          $   158.64
---------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.40%               19.47%            $ 11,947.02          $   164.35
---------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.40%               23.77%            $ 12,377.11          $   170.27
---------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.40%               28.23%            $ 12,822.69          $   176.40
---------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.40%               32.84%            $ 13,284.31          $   182.75
---------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.40%               37.63%            $ 13,762.54          $   189.33
---------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.40%               42.58%            $ 14,257.99          $   196.14
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,670.21
---------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   29

DWS DREMAN HIGH RETURN EQUITY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2007, the S&P 500 Index had a median market capitalization of $12.71 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In addition, the portfolio may invest in initial public offerings.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


30   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the portfolio overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.


DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   31

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  -11.38      30.19       1.44      -18.25     31.60      13.53       7.51     18.21
   1999       2000       2001       2002       2003       2004       2005      2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 20.65%, Q2 2003              WORST QUARTER: -17.44%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: -1.44%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                           1 YEAR         5 YEARS        SINCE INCEPTION*
-----------------------------------------------------------------------------------------
Portfolio - Class B                          18.21           9.19               7.47
-----------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79           6.19               4.48
-----------------------------------------------------------------------------------------

*   Since 5/4/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn't been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


32   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                 CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                              0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                            0.25
--------------------------------------------------------------------------------
Other Expenses 1                                            0.13
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES 2                           1.11
--------------------------------------------------------------------------------

1 Restated and estimated to reflect acquisition of DWS Dreman Financial Services VIP and DWS MFS Strategic Value VIP on September 15, 2006.

2 Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.15% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE               1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares       $113             $353           $612        $1,352
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager.
   o Began investment career in 1957.
   o Joined the portfolio team in 1998.
   o Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
Portfolio Manager.
   o Managing Director of Dreman Value Management, L.L.C.
   o Joined Dreman Value Management, L.L.C. in 2000.
   o Began investment career in 1986.
   o Joined the portfolio team in 2002.
   o Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with The Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
   o Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and Co-Chief Investment Officer of Large Cap Value Strategy.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997; Vice President - Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for RepublicBank (now Bank of America), 1985-1990.
   o Over 20 years of investment industry experience.
   o Joined the portfolio team in 2006.
   o MS, Texas Tech University.

DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   33

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS DREMAN HIGH RETURN EQUITY VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006        2005        2004       2003         2002a
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  13.39   $ 12.63     $ 11.27     $  8.75    $ 9.57
-------------------------------------------------------  --------   -------     -------     -------    ------
Income (loss) from investment operations:
 Net investment income (loss)b                                .22      .19         .18         .16       .18
-------------------------------------------------------  --------   -------     -------     -------    ------
 Net realized and unrealized gain (loss) on investment       2.19      .75        1.33        2.53     (1.00)
  transactions
-------------------------------------------------------  --------   -------     -------     -------    ------
 TOTAL FROM INVESTMENT OPERATIONS                            2.41      .94        1.51        2.69     ( .82)
-------------------------------------------------------  --------   -------     -------     -------    ------
Less distributions from:
 Net investment income                                     (  .19)  (  .18)     (  .15)     (  .17)        -
_______________________________________________________  ________   _______     _______     _______    ______
 Net realized gain on investment transactions              (  .59)       -           -           -         -
-------------------------------------------------------  --------   -------     -------     -------    ------
 TOTAL DISTRIBUTIONS                                       (  .78)  (  .18)     (  .15)     (  .17)        -
-------------------------------------------------------  --------   -------     -------     -------    ------
NET ASSET VALUE, END OF PERIOD                           $  15.02   $ 13.39     $ 12.63     $ 11.27    $ 8.75
-------------------------------------------------------  --------   -------     -------     -------    ------
Total Return (%)                                          18.21c      7.51       13.53       31.60     (8.57)**
_______________________________________________________  ________   _______     _______     _______    ______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                         191      135         117          66         2
_______________________________________________________  ________   _______     _______     _______    ______
Ratio of expenses before expense reduction(%)                1.16     1.17        1.16        1.18      1.05*
_______________________________________________________  ________   _______     _______     _______    ______
Ratio of expenses after expense reduction(%)                 1.16     1.17        1.16        1.18      1.05*
_______________________________________________________  ________   _______     _______     _______    ______
Ratio of net investment income(%)                            1.48     1.45        1.58        1.75      4.30*
_______________________________________________________  ________   _______     _______     _______    ______
Portfolio turnover rate(%)                                     20       10           9          18        17
-------------------------------------------------------  --------   -------     -------     -------    ------

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

34   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DREMAN HIGH RETURN EQUITY VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.11%                3.89%            $ 10,389.00          $   113.16
-----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.11%                7.93%            $ 10,793.13          $   117.56
-----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.11%               12.13%            $ 11,212.98          $   122.13
-----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.11%               16.49%            $ 11,649.17          $   126.88
-----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.11%               21.02%            $ 12,102.32          $   131.82
-----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.11%               25.73%            $ 12,573.10          $   136.95
-----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.11%               30.62%            $ 13,062.20          $   142.28
-----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.11%               35.70%            $ 13,570.32          $   147.81
-----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.11%               40.98%            $ 14,098.20          $   153.56
-----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.11%               46.47%            $ 14,646.62          $   159.53
-----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,351.68
-----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   35

DWS DREMAN SMALL MID CAP VALUE VIP
(formerly DWS Dreman Small Cap Value VIP)


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index (as of March 31, 2007, the Russell 2000 (Reg. TM) Value Index had a median market capitalization of $665 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap(TM) Value Index (as of March 31, 2007, the Russell Midcap(TM) Value Index had a median market capitalization of $4.41 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

The portfolio managers begin their stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities).

Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


36   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the portfolio overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


DWS VARIABLE SERIES II - CLASS B SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   37

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


38   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  21.43       -11.47      2.54      3.79     17.37       -11.63     41.65      25.52       9.78     24.59
  1997        1998       1999      2000      2001        2002       2003       2004       2005      2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.63%, Q2 2003             WORST QUARTER: -22.52%, Q3 1998
2007 TOTAL RETURN AS OF MARCH 31: 3.54%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                   1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B                  24.59          16.53          11.18
--------------------------------------------------------------------------------
Russell 2500 Value Index*            20.18          15.51          13.70
--------------------------------------------------------------------------------
Russell 2000 Value Index             23.48          15.37          13.27
--------------------------------------------------------------------------------

* On November 3, 2006, the Russell 2500 Value Index replaced the Russell 2000 Value Index as the portfolio's benchmark index because the advisor believes it is more appropriate to measure the portfolio's performance against the Russell 2500 Value Index as it more accurately reflects the portfolio's new investment strategy.

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                        CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                   0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.17
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.15
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

DWS VARIABLE SERIES II - CLASS B SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   39

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $117           $365           $633         $1,398
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Portfolio Manager.
   o Joined Dreman Value Management L.L.C. in 2006 as a Managing Director and Co-Chief Investment Officer of Large Cap Value Strategy.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997; Vice President - Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for RepublicBank (now Bank of America), 1985-1990.
   o Over 20 years of investment industry experience.
   o Joined the portfolio in 2006.
   o MS, Texas Tech University.

Mark Roach
Portfolio Manager.
   o Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products, and joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006; security analyst from 1997 to 2001 for various institutions including Fifth and Third Bank, Lynch, Jones & Ryan and USAA.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


40   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006        2005        2004        2003         2002a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  19.93    $  20.01   $ 16.03      $  11.65     $   13.86
-------------------------------------------------------  --------    --------   -------      --------     ---------
Income (loss) from investment operations:
 Net investment income (loss)b                                .07         .11      .10            .13           .17
-------------------------------------------------------  --------    --------   -------      --------     ---------
 Net realized and unrealized gain (loss) on investment       4.67        1.66     3.97           4.56        ( 2.38)
  transactions
-------------------------------------------------------  --------    --------   -------      --------     ---------
 TOTAL FROM INVESTMENT OPERATIONS                            4.74        1.77     4.07           4.69        ( 2.21)
-------------------------------------------------------  --------    --------   -------      --------     ---------
Less distributions from:
 Net investment income                                     (  .08)     (  .07)  (  .09)        (  .12)            -
_______________________________________________________  ________    ________   _______      ________     _________
 Net realized gain on investment transactions              ( 1.71)     ( 1.78)       -         (  .19)            -
-------------------------------------------------------  --------    --------   -------      --------     ---------
 TOTAL DISTRIBUTIONS                                       ( 1.79)     ( 1.85)  (  .09)        (  .31)            -
-------------------------------------------------------  --------    --------   -------      --------     ---------
NET ASSET VALUE, END OF PERIOD                           $  22.88    $  19.93   $ 20.01      $  16.03     $   11.65
-------------------------------------------------------  --------    --------   -------      --------     ---------
Total Return (%)                                            24.59        9.78    25.52          41.65        (15.95)**
_______________________________________________________  ________    ________   _______      ________     _________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                          90          83       71             32             1
_______________________________________________________  ________    ________   _______      ________     _________
Ratio of expenses(%)                                         1.17        1.19     1.16           1.19          1.06*
_______________________________________________________  ________    ________   _______      ________     _________
Ratio of net investment income(%)                             .33         .56      .59           1.07          3.01*
_______________________________________________________  ________    ________   _______      ________     _________
Portfolio turnover rate(%)                                     52          61       73             71            86
-------------------------------------------------------  --------    --------   -------      --------     ---------

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

*   Annualized

**   Not annualized

DWS VARIABLE SERIES II - CLASS B SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   41

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.15%                3.85%            $ 10,385.00          $   117.21
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.15%                7.85%            $ 10,784.82          $   121.73
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.15%               12.00%            $ 11,200.04          $   126.41
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.15%               16.31%            $ 11,631.24          $   131.28
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.15%               20.79%            $ 12,079.04          $   136.33
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.15%               25.44%            $ 12,544.09          $   141.58
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.15%               30.27%            $ 13,027.03          $   147.03
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.15%               35.29%            $ 13,528.57          $   152.69
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.15%               40.49%            $ 14,049.42          $   158.57
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.15%               45.90%            $ 14,590.33          $   164.68
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,397.51
----------------------------------------------------------------------------------------------------------------


42   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS GLOBAL THEMATIC VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The manager generally looks for companies that the manager believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The portfolio normally will sell a stock when the manager believes it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% policy.



OTHER INVESTMENTS

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   43

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, an important factor with this portfolio is how stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


44   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                         CLASS B SHARES

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   45

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  26.39       -3.60      -15.69      -16.10     28.96      14.33      22.50      29.65
  1999       2000        2001        2002       2003       2004       2005       2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.29%, Q4 1999             WORST QUARTER: -16.07%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 3.75%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                             1 YEAR         5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Portfolio - Class B            29.65          14.49               8.18
--------------------------------------------------------------------------------
MSCI World Index               20.07           9.97               5.29
--------------------------------------------------------------------------------

*   Since 5/5/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn't been reduced.

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


46   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                     CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                              0.25
--------------------------------------------------------------------------------
Other Expenses                                                0.51
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                               1.76
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                             0.24
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 1,2                             1.52
--------------------------------------------------------------------------------

1 Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.52% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

2 Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 1.50% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $155           $531           $932         $2,053
--------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   47

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Oliver Kratz
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2003.
   o Head of global portfolio selection team for Alpha Emerging Markets
     Equity: New York.
   o Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.
   o BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


48   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GLOBAL THEMATIC VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006         2005        2004        2003         2002a
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   14.43   $ 11.78     $ 10.38     $  8.06       $    8.98
-------------------------------------------------------  ---------   --------    --------    --------      ---------
Income (loss) from investment operations:
 Net investment income (loss)b                              .09d        .07         .00e        .04              .02
_______________________________________________________  _________   ________    ________    ________      _________
 Net realized and unrealized gain (loss) on investment        4.02     2.58        1.48        2.29           (  .94)
  transactions
-------------------------------------------------------  ---------   --------    --------    --------      ---------
 TOTAL FROM INVESTMENT OPERATIONS                             4.11     2.65        1.48        2.33           (  .92)
-------------------------------------------------------  ---------   --------    --------    --------      ---------
Less distributions from:
 Net investment income                                      (  .03)       -      (  .08)     (  .01)               -
_______________________________________________________  _________   ________    ________    ________      _________
 Net realized gain on investment transactions               ( 1.13)       -           -           -                -
-------------------------------------------------------  ---------   --------    --------    --------      ---------
 TOTAL DISTRIBUTIONS                                        ( 1.16)       -      (  .08)     (  .01)               -
-------------------------------------------------------  ---------   --------    --------    --------      ---------
NET ASSET VALUE, END OF PERIOD                           $   17.38   $ 14.43     $ 11.78     $ 10.38       $    8.06
-------------------------------------------------------  ---------   --------    --------    --------      ---------
Total Return (%)                                          29.65c,d     22.50c      14.33c      28.96c         (10.24)**
_______________________________________________________  _________   ________    ________    ________      _________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                           25       20          13           6              .2
_______________________________________________________  _________   ________    ________    ________      _________
Ratio of expenses before expense reductions(%)                1.76     1.79        1.84        1.87             1.60*
_______________________________________________________  _________   ________    ________    ________      _________
Ratio of expenses after expense reductions(%)                 1.43     1.65        1.83        1.64             1.60*
_______________________________________________________  _________   ________    ________    ________      _________
Ratio of net investment income(%)                           .53d        .61         .02         .55              .49*
_______________________________________________________  _________   ________    ________    ________      _________
Portfolio turnover rate(%)                                     136       95          81          65               41
-------------------------------------------------------  ---------   --------    --------    --------      ---------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

e   Amount is less than $.005 per share.

*   Annualized

**   Not annualized

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   49

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GLOBAL THEMATIC VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.52%                3.48%            $ 10,348.00          $   154.64
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.76%                6.83%            $ 10,683.28          $   185.08
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.76%               10.29%            $ 11,029.41          $   191.07
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.76%               13.87%            $ 11,386.77          $   197.26
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.76%               17.56%            $ 11,755.70          $   203.65
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.76%               21.37%            $ 12,136.58          $   210.25
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.76%               25.30%            $ 12,529.81          $   217.06
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.76%               29.36%            $ 12,938.27          $   224.10
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.76%               33.55%            $ 13,354.89          $   231.36
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.76%               37.88%            $ 13,787.59          $   238.85
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 2,053.32
----------------------------------------------------------------------------------------------------------------


50   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS GOVERNMENT & AGENCY SECURITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.



OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   51

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.


52   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





   8.69      6.76      0.43     10.65       7.22      7.81      1.83      3.36      2.24      3.74
  1997      1998      1999      2000       2001      2002      2003      2004      2005      2006




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.07%, Q3 2001              WORST QUARTER: -1.06%, Q2 2004
2007 TOTAL RETURN AS OF MARCH 31: 1.25%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                   1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B                  3.74           3.77           5.22
--------------------------------------------------------------------------------
Lehman Brothers GNMA Index           4.61           4.72           6.10
--------------------------------------------------------------------------------

The LEHMAN BROTHERS GNMA INDEX is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   53

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                         CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                   0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.27
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.07
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $109           $340           $590         $1,306
--------------------------------------------------------------------------------


54   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.

   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   55

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006        2005        2004        2003       2002a
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 12.23      $  12.52    $  12.51    $  12.82   $ 12.36
------------------------------------------------------- -------      --------    --------    --------   -------
Income (loss) from investment operations:
 Net investment income b                                   .50            .47         .40         .27      .31
_______________________________________________________ _______      ________    ________    ________   _______
 Net realized and unrealized gain (loss) on investment  (  .06)        (  .21)        .02      (  .04)     .15
  transactions
------------------------------------------------------- -------      --------    --------    --------   -------
 TOTAL FROM INVESTMENT OPERATIONS                          .44            .26         .42         .23      .46
------------------------------------------------------- -------      --------    --------    --------   -------
Less distributions from:
 Net investment income                                  (  .42)        (  .45)     (  .30)     (  .32)      -
_______________________________________________________ _______      ________    ________    ________   _______
 Net realized gain on investment transactions                -         (  .10)     (  .11)     (  .22)      -
------------------------------------------------------- -------      --------    --------    --------   -------
 TOTAL DISTRIBUTIONS                                    (  .42)        (  .55)     (  .41)     (  .54)      -
------------------------------------------------------- -------      --------    --------    --------   -------
NET ASSET VALUE, END OF PERIOD                          $ 12.25      $  12.23    $  12.52    $  12.51   $ 12.82
------------------------------------------------------- -------      --------    --------    --------   -------
Total Return (%)                                          3.74           2.24      3.36d         1.83     3.72**
_______________________________________________________ _______      ________    ________    ________   _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                       33             47          49          38       3
_______________________________________________________ _______      ________    ________    ________   _______
Ratio of expenses(%)                                      1.07           1.02        1.00         .98      .84*
_______________________________________________________ _______      ________    ________    ________   _______
Ratio of net investment income(%)                         4.16           3.78        3.21        2.13     4.95*
_______________________________________________________ _______      ________    ________    ________   _______
Portfolio turnover rate(%)c                                241            191         226         511     534
------------------------------------------------------- -------      --------    --------    --------   -------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c The portfolio turnover rate including mortgage dollar roll transactions was 403%, 325%, 391%, 536% and 651% for the periods ended December 31, 2006,
    December 30, 2005, December 31,2004, December 31, 2003 and December 31, 2002, respectively.

d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

*   Annualized

**   Not annualized

56   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.07%                3.93%            $ 10,393.00          $   109.10
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.07%                8.01%            $ 10,801.44          $   113.39
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.07%               12.26%            $ 11,225.94          $   117.85
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.07%               16.67%            $ 11,667.12          $   122.48
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.07%               21.26%            $ 12,125.64          $   127.29
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.07%               26.02%            $ 12,602.18          $   132.29
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.07%               30.97%            $ 13,097.44          $   137.49
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.07%               36.12%            $ 13,612.17          $   142.90
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.07%               41.47%            $ 14,147.13          $   148.51
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.07%               47.03%            $ 14,703.11          $   154.35
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,305.65
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   57

DWS HIGH INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

PORTFOLIO MATURITY. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and swaps.


58   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

DWS VARIABLE SERIES II - CLASS B SHARES                     DWS HIGH INCOME
                                                            VIP   59

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.


60   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  11.33       1.20      1.90      -8.91      2.37      -0.58     24.14      12.08       3.41     10.11
  1997       1998      1999      2000       2001      2002       2003       2004       2005      2006




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.44%, Q2 2003              WORST QUARTER: -6.72%, Q3 1998
2007 TOTAL RETURN AS OF MARCH 31: 2.47%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                        1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B                       10.11           9.51           5.36
--------------------------------------------------------------------------------
Credit Suisse High Yield Index            11.92          11.07           7.09
--------------------------------------------------------------------------------

The CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS B SHARES                     DWS HIGH INCOME
                                                            VIP   61

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                        CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                   0.59%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.26
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.10
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $112           $350           $606         $1,340
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


62   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HIGH INCOME VIP - CLASS B



YEARS ENDED DECEMBER 31,                                   2006       2005       2004       2003       2002a
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  8.22    $  8.77    $  8.41    $  7.39     $ 7.21
-------------------------------------------------------  -------    -------    -------    -------     ------
Income (loss) from investment operations:
 Net investment income b                                     .59        .65        .64        .64        .31
_______________________________________________________  _______    _______    _______    _______     ______
 Net realized and unrealized gain (loss) on investment       .20      ( .39)       .32       1.03      ( .13)
  transactions
-------------------------------------------------------  -------    -------    -------    -------     ------
 TOTAL FROM INVESTMENT OPERATIONS                            .79        .26        .96       1.67        .18
-------------------------------------------------------  -------    -------    -------    -------     ------
Less distributions from:
 Net investment income                                     ( .63)     ( .81)     ( .60)     ( .65)         -
_______________________________________________________  _______    _______    _______    _______     ______
NET ASSET VALUE, END OF PERIOD                           $  8.38    $  8.22    $  8.77    $  8.41     $ 7.39
-------------------------------------------------------  -------    -------    -------    -------     ------
Total Return (%)                                           10.11       3.41      12.08      24.14       2.50**
_______________________________________________________  _______    _______    _______    _______     ______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                         53         56         57         37          1
_______________________________________________________  _______    _______    _______    _______     ______
Ratio of expenses (%)                                       1.10       1.10       1.06       1.06        .92*
_______________________________________________________  _______    _______    _______    _______     ______
Ratio of net investment income(%)                           7.34       7.87       7.71       8.23       8.78*
_______________________________________________________  _______    _______    _______    _______     ______
Portfolio turnover rate(%)                                    93        100        162        165        138
-------------------------------------------------------  -------    -------    -------    -------     ------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

*   Annualized

**   Not annualized

DWS VARIABLE SERIES II - CLASS B SHARES                     DWS HIGH INCOME
                                                            VIP   63

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HIGH INCOME VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.10%                3.90%            $ 10,390.00          $   112.15
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.10%                7.95%            $ 10,795.21          $   116.52
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.10%               12.16%            $ 11,216.22          $   121.06
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.10%               16.54%            $ 11,653.66          $   125.78
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.10%               21.08%            $ 12,108.15          $   130.69
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.10%               25.80%            $ 12,580.37          $   135.79
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.10%               30.71%            $ 13,071.00          $   141.08
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.10%               35.81%            $ 13,580.77          $   146.58
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.10%               41.10%            $ 14,110.42          $   152.30
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.10%               46.61%            $ 14,660.73          $   158.24
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,340.19
----------------------------------------------------------------------------------------------------------------


64   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS INTERNATIONAL SELECT EQUITY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The portfolio's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential based typically on a 12-18 month investment horizon. The portfolio manager uses a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of the strategy.

The portfolio manager's process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

As of December 31, 2006, the MSCI EAFE (Reg. TM) Index had a median market capitalization of approximately $5.6 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager screens for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The team utilizes information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio manager applies a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


DWS VARIABLE SERIES II - CLASS B SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   65

OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio manager may use these and other types of derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

66   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


DWS VARIABLE SERIES II - CLASS B SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   67

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





   9.19      9.74     45.35       -20.68      -24.62      -13.82     29.42      17.84      14.00      25.06
  1997      1998      1999        2000        2001        2002       2003       2004       2005       2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.95%, Q4 1999              WORST QUARTER: -17.38%, Q3 1998
2007 TOTAL RETURN AS OF MARCH 31: 4.44%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                               1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B              25.06          13.38           6.91
--------------------------------------------------------------------------------
MSCI EAFE + EMF Index            27.76          16.68           8.40
--------------------------------------------------------------------------------
MSCI EAFE Index                  26.34          14.98           7.71
--------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST
(EAFE) AND EMERGING MARKETS FREE INDEX is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


68   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                        CLASS B
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                   0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.26
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.26
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $128           $400           $692         $1,523
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
   o Portfolio manager for EAFE Equities and Global Equities.
   o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   69

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.



DWS INTERNATIONAL SELECT EQUITY VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006        2005        2004       2003         2002a
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  13.21    $  11.88    $  10.15    $  7.94     $    8.98
-------------------------------------------------------  --------    --------    --------    -------     ---------
Income (loss) from investment operations:
 Net investment income (loss)b                             .19c           .15         .13        .06           .02
_______________________________________________________  ________    ________    ________    _______     _________
 Net realized and unrealized gain (loss) on investment       3.09        1.47        1.67       2.24        ( 1.06)
  transactions
-------------------------------------------------------  --------    --------    --------    -------     ---------
 TOTAL FROM INVESTMENT OPERATIONS                            3.28        1.62        1.80       2.30        ( 1.04)
-------------------------------------------------------  --------    --------    --------    -------     ---------
Less distributions from:
 Net investment income                                     (  .23)     (  .29)     (  .07)    (  .09)            -
_______________________________________________________  ________    ________    ________    _______     _________
NET ASSET VALUE, END OF PERIOD                           $  16.26    $  13.21    $  11.88    $ 10.15     $    7.94
-------------------------------------------------------  --------    --------    --------    -------     ---------
Total Return (%)                                            25.06       14.00       17.84      29.42        (11.58)**
_______________________________________________________  ________    ________    ________    _______     _________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                          73          62          47         18           .4
_______________________________________________________  ________    ________    ________    _______     _________
Ratio of expenses(%)                                         1.26        1.26        1.28       1.33          1.11*
_______________________________________________________  ________    ________    ________    _______     _________
Ratio of net investment income(%)                          1.27c         1.20        1.19        .78           .54*
_______________________________________________________  ________    ________    ________    _______     _________
Portfolio turnover rate(%)                                    122          93          88        139           190
-------------------------------------------------------  --------    --------    --------    -------     ---------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.15 per share and 1.01% of average daily net assets, respectively.

*   Annualized

**   Not annualized

70   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS INTERNATIONAL SELECT EQUITY VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
----------------------------------------------------------------------------------------------------------------
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------
   1              5.00%                 1.26%                3.74%            $ 10,374.00          $   128.36
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.26%                7.62%            $ 10,761.99          $   133.16
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.26%               11.64%            $ 11,164.49          $   138.14
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.26%               15.82%            $ 11,582.04          $   143.30
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.26%               20.15%            $ 12,015.21          $   148.66
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.26%               24.65%            $ 12,464.57          $   154.22
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.26%               29.31%            $ 12,930.75          $   159.99
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.26%               34.14%            $ 13,414.36          $   165.97
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.26%               39.16%            $ 13,916.06          $   172.18
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.26%               44.37%            $ 14,436.52          $   178.62
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,522.60
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   71

DWS JANUS GROWTH & INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities, which may include initial public offerings. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities, including indexed/structured securities such as equity-linked structured notes. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

The portfolio may invest in debt securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


72   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

EQUITY-LINKED STRUCTURED NOTES. Equity-linked structured notes may be more volatile or less liquid than other types of debt securities, may have no guaranteed return of capital and may exhibit price behavior that does not correlate with other debt securities.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


DWS VARIABLE SERIES II - CLASS B SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   73

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o debt securities may be subject to interest rate risk and credit risk.

o growth stocks may be out of favor for certain periods.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  -9.40       -12.50      -20.34     23.94      11.09      11.71       7.98
  2000        2001        2002       2003       2004       2005       2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.36%, Q4 2004              WORST QUARTER: -15.90%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: -0.56%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                  1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Portfolio - Class B                 7.98           5.76              2.63
--------------------------------------------------------------------------------
Russell 1000 Growth Index           9.07           2.69              -2.73
--------------------------------------------------------------------------------

*   Since 10/29/99. Index comparison begins 10/31/99.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index with higher price-to-book ratios and higher forecasted growth values.


74   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                        CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.24
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.24
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $126           $393           $681         $1,500
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGER

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   75

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS JANUS GROWTH & INCOME VIP - CLASS B



                                                                                                         2002a***
YEARS ENDED DECEMBER 31,                                    2006        2005       2004       2003      (RESTATED)
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.97   $  9.82     $ 8.84      $  7.17   $ 7.96
-------------------------------------------------------  --------   --------    ------      -------   ------
Income (loss) from investment operations:
 Net investment income (loss)b                                .03      .01      ( .01)        .00c      .02
_______________________________________________________  ________   ________    ______      _______   ______
 Net realized and unrealized gain (loss) on investment        .85     1.14        .99          1.71   ( .81)
  transactions
-------------------------------------------------------  --------   --------    ------      -------   ------
 TOTAL FROM INVESTMENT OPERATIONS                             .88     1.15        .98          1.71   ( .79)
-------------------------------------------------------  --------   --------    ------      -------   ------
Less distributions from:
 Net investment income                                     (  .03)       -          -         ( .04)      -
_______________________________________________________  ________   ________    ______      _______   ______
NET ASSET VALUE, END OF PERIOD                           $  11.82   $ 10.97     $ 9.82      $  8.84   $ 7.17
-------------------------------------------------------  --------   --------    ------      -------   ------
Total Return (%)                                             7.98     11.71d    11.09         23.94   (9.92)**
_______________________________________________________  ________   ________    ______      _______   ______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         32       32         27            15     .4
_______________________________________________________  ________   ________    ______      _______   ______
Ratio of expenses before expense reductions (%)              1.24     1.32       1.44          1.47    1.29*
_______________________________________________________  ________   ________    ______      _______   ______
Ratio of expenses after expense reductions (%)               1.24     1.30       1.44          1.47    1.29*
_______________________________________________________  ________   ________    ______      _______   ______
Ratio of net investment income (loss) (%)                     .29      .07      ( .04)        ( .01)    .48*
_______________________________________________________  ________   ________    ______      _______   ______
Portfolio turnover rate (%)                                    44       32         52            46      57
-------------------------------------------------------  --------   --------    ------      -------   ------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c   Amount is less than $.005 per share.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.


76   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS JANUS GROWTH & INCOME VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.24%                3.76%            $ 10,376.00          $   126.33
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.24%                7.66%            $ 10,766.14          $   131.08
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.24%               11.71%            $ 11,170.94          $   136.01
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.24%               15.91%            $ 11,590.97          $   141.12
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.24%               20.27%            $ 12,026.79          $   146.43
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.24%               24.79%            $ 12,479.00          $   151.94
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.24%               29.48%            $ 12,948.21          $   157.65
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.24%               34.35%            $ 13,435.06          $   163.58
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.24%               39.40%            $ 13,940.22          $   169.73
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.24%               44.64%            $ 14,464.37          $   176.11
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,499.98
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   77

DWS LARGE CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index (as of March 31, 2007, the Russell 1000 (Reg. TM) Value Index had a median market capitalization of $5.56 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


78   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the portfolio overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS LARGE CAP VALUE
                                                         VIP   79

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  30.06      18.96       -10.44     15.84       1.61      -15.18     32.19       9.65      1.58     14.96
  1997       1998        1999       2000       2001       2002       2003       2004      2005      2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.75%, Q2 2003             WORST QUARTER: -19.15%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 0.78%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                  1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B                 14.96           7.50           8.88
--------------------------------------------------------------------------------
Russell 1000 Value Index            22.25          10.86          11.00
--------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


80   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                        CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                   0.74%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.21
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.20
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on April 11, 2007. Includes 0.10% administration fee.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $122           $381           $660         $1,455
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGER

Deutsche Asset Management International GmbH, Mainzer Landstrasse 16, 60325 Frankfurt am Main, Germany, is the subadvisor for the portfolio.

The following person handles the day-to-day management of the portfolio:

Thomas Schuessler, PhD
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and served as executive assistant to board member.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2007.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS LARGE CAP VALUE
                                                         VIP   81

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS LARGE CAP VALUE VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006        2005        2004        2003         2002a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  15.79    $  15.77    $  14.55    $  11.23     $   12.77
-------------------------------------------------------  --------    --------    --------    --------     ---------
Income (loss) from investment operations:
 Net investment income (loss)b                             .23d           .19         .22         .18           .15
_______________________________________________________  ________    ________    ________    ________     _________
 Net realized and unrealized gain (loss) on investment       2.11         .05        1.17        3.35        ( 1.69)
  transactions
-------------------------------------------------------  --------    --------    --------    --------     ---------
 TOTAL FROM INVESTMENT OPERATIONS                            2.34         .24        1.39        3.53        ( 1.54)
-------------------------------------------------------  --------    --------    --------    --------     ---------
Less distributions from:
 Net investment income                                     (  .19)     (  .22)     (  .17)     (  .21)            -
_______________________________________________________  ________    ________    ________    ________     _________
NET ASSET VALUE, END OF PERIOD                           $  17.94    $  15.79    $  15.77    $  14.55     $   11.23
-------------------------------------------------------  --------    --------    --------    --------     ---------
Total Return (%)                                          14.96d       1.58c         9.65       32.19        (12.06)**
_______________________________________________________  ________    ________    ________    ________     _________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         40          40          40          18           .5
_______________________________________________________  ________    ________    ________    ________     _________
Ratio of expenses before expense reductions (%)              1.21        1.21        1.18        1.19          1.04*
_______________________________________________________  ________    ________    ________    ________     _________
Ratio of expenses after expense reductions (%)               1.21        1.20        1.18        1.19          1.04*
_______________________________________________________  ________    ________    ________    ________     _________
Ratio of net investment income (loss) (%)                  1.35d         1.24        1.46        1.55          2.74*
_______________________________________________________  ________    ________    ________    ________     _________
Portfolio turnover rate (%)                                    76          64          40          58            84
-------------------------------------------------------  --------    --------    --------    --------     ---------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

*   Annualized

**   Not annualized

82   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS LARGE CAP VALUE VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.20%                3.80%            $ 10,380.00          $   122.28
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.20%                7.74%            $ 10,774.44          $   126.93
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.20%               11.84%            $ 11,183.87          $   131.75
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.20%               16.09%            $ 11,608.86          $   136.76
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.20%               20.50%            $ 12,049.99          $   141.95
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.20%               25.08%            $ 12,507.89          $   147.35
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.20%               29.83%            $ 12,983.19          $   152.95
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.20%               34.77%            $ 13,476.55          $   158.76
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.20%               39.89%            $ 13,988.66          $   164.79
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.20%               45.20%            $ 14,520.23          $   171.05
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,454.57
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS LARGE CAP VALUE
                                                         VIP   83

DWS MID CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap(TM) Growth Index (as of March 31, 2007, the Russell Midcap(TM) Growth Index had a median market capitalization of $4.46 billion) or securities with equity characteristics that provide exposure to those companies. The portfolio's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.

Company research lies at the heart of the investment process. The managers use a "bottom-up" approach to picking securities.

o The managers focus on undervalued stocks with fast growing earnings and superior near-to-intermediate term performance potential.

o The managers emphasize individual selection of medium sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches a portfolio manager's expectations;

o there is a material change in the company's fundamentals;

o the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio may use hedging transactions to attempt to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio's securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same



84   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
circumstances. The portfolio's ability to hedge may be limited by the costs of the derivatives contracts. The portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS MID CAP GROWTH
                                                         VIP   85
of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  -5.20       -21.96      -30.76     33.43       3.61     14.65      10.55
  2000        2001        2002       2003       2004      2005       2006



86   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.35%, Q4 2001             WORST QUARTER: -25.99%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: 4.85%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                           1 YEAR         5 YEARS        SINCE INCEPTION*
-----------------------------------------------------------------------------------------
Portfolio - Class B                          10.55           3.94              2.99
----------------------------------------------------------------------------------------
Russell Midcap Growth Index                  10.66           8.22              5.09
----------------------------------------------------------------------------------------
Russell 3000 Growth Index                     9.46           3.02              -1.24
----------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79           6.19              2.41
----------------------------------------------------------------------------------------

*   Since 5/1/99. Index comparisons begin 4/30/99.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL MIDCAP GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

RUSSELL 3000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 (Reg. TM) Index.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                         CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    0.25
--------------------------------------------------------------------------------
Other Expenses                                                      0.42
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.42
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                                   0.08
--------------------------------------------------------------------------------
NET ANNUAL PORTFOLIO EXPENSES                                       1.34
--------------------------------------------------------------------------------

1 Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.30% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

2 Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain so that the portfolio's total operating expenses will not exceed 1.34% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS MID CAP GROWTH
                                                         VIP   87

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $136           $441           $769         $1,695
--------------------------------------------------------------------------------


88   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert S. Janis
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse
     Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton School.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS MID CAP GROWTH
                                                         VIP   89

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.



DWS MID CAP GROWTH VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006         2005       2004        2003         2002a
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.19     $  9.76    $  9.42     $  7.06     $   7.43
-------------------------------------------------------   --------     -------    -------     -------     --------
Income (loss) from investment operations:
 Net investment income (loss)b                              (  .10)d    (  .09)     ( .05)      ( .09)       ( .02)
_______________________________________________________   ________     _______    _______     _______     ________
 Net realized and unrealized gain (loss) on investment        1.28        1.52        .39        2.45        ( .35)
  transactions
-------------------------------------------------------   --------     -------    -------     -------     --------
 TOTAL FROM INVESTMENT OPERATIONS                             1.18        1.43        .34        2.36        ( .37)
-------------------------------------------------------   --------     -------    -------     -------     --------
NET ASSET VALUE, END OF PERIOD                            $  12.37     $ 11.19    $  9.76     $  9.42     $   7.06
-------------------------------------------------------   --------     -------    -------     -------     --------
Total Return (%)                                         10.55c,d      14.65c      3.61c      33.43c         (4.98)**
_______________________________________________________  _________     _______    _______     _______     ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           8           7          6           4          .1
_______________________________________________________  _________     _______    _______     _______     ________
Ratio of expenses before expense reductions (%)               1.42        1.40       1.41        1.37         1.06*
_______________________________________________________  _________     _______    _______     _______     ________
Ratio of expenses after expense reductions (%)                1.29        1.32       1.34        1.34         1.06*
_______________________________________________________  _________     _______    _______     _______     ________
Ratio of net investment income (loss) (%)                   (  .87)d    (  .82)     ( .50)      ( .96)       ( .47)*
_______________________________________________________  _________     _______    _______     _______     ________
Portfolio turnover rate (%)                                     46         104        103          91           71
-------------------------------------------------------  ---------     -------    -------     -------     --------

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

*   Annualized

**   Not annualized

90   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS MID CAP GROWTH VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.34%                3.66%            $ 10,366.00          $   136.45
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.42%                7.37%            $ 10,737.10          $   149.83
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.42%               11.21%            $ 11,121.49          $   155.20
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.42%               15.20%            $ 11,519.64          $   160.75
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.42%               19.32%            $ 11,932.04          $   166.51
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.42%               23.59%            $ 12,359.21          $   172.47
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.42%               28.02%            $ 12,801.67          $   178.64
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.42%               32.60%            $ 13,259.97          $   185.04
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.42%               37.35%            $ 13,734.68          $   191.66
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.42%               42.26%            $ 14,226.38          $   198.52
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,695.07
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS MID CAP GROWTH
                                                         VIP   91

DWS MONEY MARKET VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's Advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

 - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

 - are unrated, but are determined to be of similar quality by the Advisor; or

 - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the Advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



PRINCIPAL INVESTMENTS

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

92   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

MARKET RISK. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY SELECTION RISK. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market mutual funds.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

CONCENTRATION RISK. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.


DWS VARIABLE SERIES II - CLASS B SHARES                   DWS MONEY MARKET
                                                          VIP   93

PREPAYMENT RISK. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





   4.98      4.88      4.58      5.84      3.49      1.20      0.42      0.52      2.42      4.25
  1997      1998      1999      2000      2001      2002      2003      2004      2005      2006




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.50%, Q3 2000              WORST QUARTER: 0.04%, Q3 2003
2007 TOTAL RETURN AS OF MARCH 31: 1.13%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                            1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B           4.25           1.75           3.24
--------------------------------------------------------------------------------

7-day yield as of December 31, 2006: 4.55%

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


94   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                        CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                   0.39%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses 2                                                   0.17
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES 3                                  0.81
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on November 6, 2006.

2 Restated and estimated to reflect acquisition of Money Market VIP (a series of DWS Variable Series I) on November 6, 2006.

3 Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.81% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares           $83           $259           $450         $1,002
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


DWS VARIABLE SERIES II - CLASS B SHARES                   DWS MONEY MARKET
                                                          VIP   95

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS MONEY MARKET VIP - CLASS B



YEARS ENDED DECEMBER 31,                              2006         2005        2004        2003        2002a
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
-------------------------------------------------   --------    --------    --------    --------     -------
Income from investment operations:
 Net investment income                                  .042        .024        .005        .004        .007
_________________________________________________   ________    ________    ________    ________     _______
 TOTAL FROM INVESTMENT OPERATIONS                       .042        .024        .005        .004        .007
-------------------------------------------------   --------    --------    --------    --------     -------
Less distributions from:
 Net investment income                                ( .042)     ( .024)     ( .005)     ( .004)     ( .007)
_________________________________________________   ________    ________    ________    ________     _______
NET ASSET VALUE, END OF PERIOD                      $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
-------------------------------------------------   --------    --------    --------    --------     -------
Total Return (%)                                     4.25b         2.42         .52         .42          .67* *
_________________________________________________   ________    ________    ________    ________     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    58          58          53          66           3
_________________________________________________   ________    ________    ________    ________     _______
Ratio of expenses before expense reductions (%)         .90         .89         .91         .93          .79*
_________________________________________________   ________    ________    ________    ________     _______
Ratio of expenses after expense reductions (%)          .89         .89         .91         .92          .64*
_________________________________________________   ________    ________    ________    ________     _______
Ratio of net investment income (%)                     4.20        2.40         .50         .35         1.11*
-------------------------------------------------   --------    --------    --------    --------     -------

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

96   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS MONEY MARKET VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.81%                4.19%            $ 10,419.00           $    82.70
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.81%                8.56%            $ 10,855.56           $    86.16
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.81%               13.10%            $ 11,310.40           $    89.77
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.81%               17.84%            $ 11,784.31           $    93.53
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.81%               22.78%            $ 12,278.07           $    97.45
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.81%               27.93%            $ 12,792.52           $   101.54
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.81%               33.29%            $ 13,328.53           $   105.79
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.81%               38.87%            $ 13,887.00           $   110.22
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.81%               44.69%            $ 14,468.86           $   114.84
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.81%               50.75%            $ 15,075.11           $   119.65
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,001.65
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES                   DWS MONEY MARKET
                                                          VIP   97

DWS SMALL CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index (as of March 31, 2007, the Russell 2000 (Reg. TM) Growth Index had a median market capitalization of $639 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The portfolio may invest in initial public offerings.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 (Reg. TM) Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


98   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


DWS VARIABLE SERIES II - CLASS B SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   99

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  33.87      18.07      34.23       -10.93      -28.98      -33.64     32.51      10.54       6.73      4.80
  1997       1998       1999        2000        2001        2002       2003       2004       2005      2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.88%, Q4 1999             WORST QUARTER: -31.76%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: 3.72%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                  1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B                 4.80           1.69           3.85
--------------------------------------------------------------------------------
Russell 2000 Growth Index          13.35           6.93           4.88
--------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


100   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                         CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    0.25
--------------------------------------------------------------------------------
Other Expenses                                                      0.22
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.12
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                                   0.03
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 1                                     1.09
--------------------------------------------------------------------------------

1 Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.09% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $111           $353           $614         $1,360
--------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES                DWS SMALL CAP GROWTH
                                                       VIP   101

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert S. Janis
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse
     Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton School.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


102   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS SMALL CAP GROWTH VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006        2005         2004       2003         2002a
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 13.32     $  12.48    $  11.29    $  8.52     $   9.39
-------------------------------------------------------   -------     --------    --------    -------     --------
Income (loss) from investment operations:
 Net investment income (loss)b                             (  .09)e     (  .11)     (  .10)    (  .09)       ( .02)
_______________________________________________________   _______     ________    ________    _______     ________
 Net realized and unrealized gain (loss) on investment        .73          .95        1.29       2.86        ( .85)
  transactions
-------------------------------------------------------   -------     --------    --------    -------     --------
 TOTAL FROM INVESTMENT OPERATIONS                             .64          .84        1.19       2.77        ( .87)
-------------------------------------------------------   -------     --------    --------    -------     --------
NET ASSET VALUE, END OF PERIOD                            $ 13.96     $  13.32    $  12.48    $ 11.29     $   8.52
-------------------------------------------------------   -------     --------    --------    -------     --------
Total Return (%)                                         4.80c,e      6.73c,d      10.54c       32.51        (9.27)**
_______________________________________________________  ________     ________    ________    _______     ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                          37           39          28         15          .5
_______________________________________________________  ________     ________    ________    _______     ________
Ratio of expenses before expense reductions(%)               1.12         1.12        1.10       1.08          .96*
_______________________________________________________  ________     ________    ________    _______     ________
Ratio of expenses after expense reductions(%)                1.09         1.09        1.09       1.08          .96*
_______________________________________________________  ________     ________    ________    _______     ________
Ratio of net investment income (loss)(%)                   (  .69)e     (  .84)     (  .85)    (  .80)       ( .39)*
_______________________________________________________  ________     ________    ________    _______     ________
Portfolio turnover rate(%)                                     73           94         117        123           68
-------------------------------------------------------  --------     --------    --------    -------     --------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This had no negative impact on the total return.

e Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

*   Annualized

**   Not annualized

DWS VARIABLE SERIES II - CLASS B SHARES                DWS SMALL CAP GROWTH
                                                       VIP   103

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP GROWTH VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.09%                3.91%            $ 10,391.00          $   111.13
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.12%                7.94%            $ 10,794.17          $   118.64
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.12%               12.13%            $ 11,212.98          $   123.24
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.12%               16.48%            $ 11,648.05          $   128.02
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.12%               21.00%            $ 12,099.99          $   132.99
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.12%               25.69%            $ 12,569.47          $   138.15
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.12%               30.57%            $ 13,057.17          $   143.51
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.12%               35.64%            $ 13,563.79          $   149.08
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.12%               40.90%            $ 14,090.06          $   154.86
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.12%               46.37%            $ 14,636.76          $   160.87
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,360.49
----------------------------------------------------------------------------------------------------------------


104   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS STRATEGIC INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a high current return.

The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

iGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to the portfolio's bond holdings.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal


DWS VARIABLE SERIES II - CLASS B SHARES                 DWS STRATEGIC INCOME
                                                        VIP   105
interest rates, inflation-indexed bonds may experience greater losses than other fixed-income securities with similar durations. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging


106   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The inception date for Class B was May 1, 2003. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.


DWS VARIABLE SERIES II - CLASS B SHARES                 DWS STRATEGIC INCOME
                                                        VIP   107

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  10.54       -6.22      2.16      4.81     10.86       7.40      8.27      1.92      8.75
  1998       1999       2000      2001      2002       2003      2004      2005      2006




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 6.24%, Q3 1998              WORST QUARTER: -3.43%, Q2 1999
2007 TOTAL RETURN AS OF MARCH 31: 1.54%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                          1 YEAR        5 YEARS        SINCE INCEPTION*
---------------------------------------------------------------------------------------
Portfolio - Class B                         8.75           7.40               5.16
---------------------------------------------------------------------------------------
Citigroup World Government Bond
Index                                       6.12           8.41               5.98
---------------------------------------------------------------------------------------
JP Morgan Emerging Markets Bond
Index Plus                                 10.49          15.25              11.00
---------------------------------------------------------------------------------------
Merrill Lynch High Yield Master
Cash Pay Only Index                        11.64           9.85               6.86
---------------------------------------------------------------------------------------
Lehman Brothers US Treasury Index           3.08           4.63               6.12
---------------------------------------------------------------------------------------

*   Since 5/1/97. Index comparisons begin 4/30/97.

Total returns would have been lower if operating expenses hadn't been reduced.

CITIGROUP WORLD GOVERNMENT BOND INDEX is an unmanaged index that consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue.

MERRILL LYNCH HIGH YIELD MASTER CASH PAY ONLY INDEX is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

LEHMAN BROTHERS US TREASURY INDEX is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


108   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                        CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                   0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.34
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.24
--------------------------------------------------------------------------------

1 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $126           $393           $681         $1,500
--------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES                 DWS STRATEGIC INCOME
                                                        VIP   109

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary Sullivan, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Quantitative strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o Joined the portfolio in 2007.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


110   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS STRATEGIC INCOME VIP - CLASS B



YEARS ENDED DECEMBER 31,                                         2006              2005              2004            2003A
SELECTED PER SHARE DATA
-------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.44          $  12.17        $ 11.78          $ 11.44
-------------------------------------------------------        --------          --------        -------          -------
Income (loss) from investment operations:
 Net investment income b                                            .59               .61           .53              .17
_______________________________________________________        ________          ________        _______          _______
 Net realized and unrealized gain (loss) on investment              .35            (  .38)          .40              .17
  transactions
-------------------------------------------------------        --------          --------        -------          -------
 TOTAL FROM INVESTMENT OPERATIONS                                   .94               .23           .93              .34
-------------------------------------------------------        --------          --------        -------          -------
Less distributions from:
 Net investment income                                           (  .53)           (  .93)            -               -
_______________________________________________________        ________          ________        _______          _______
 Net realized gain on investment transactions                    (  .11)           (  .03)       (  .54)              -
-------------------------------------------------------        --------          --------        -------          -------
 TOTAL DISTRIBUTIONS                                             (  .64)           (  .96)       (  .54)              -
-------------------------------------------------------        --------          --------        -------          -------
NET ASSET VALUE, END OF PERIOD                                 $  11.74          $  11.44        $ 12.17          $ 11.78
-------------------------------------------------------        --------          --------        -------          -------
Total Return (%)                                                8.75c             1.92c            8.27             2.97**
_______________________________________________________        ________          ________        _______          _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------
Net assets, end of period ($ millions)                               25                26            21               8
_______________________________________________________        ________          ________        _______          _______
Ratio of expenses before expense reductions (%)                    1.24              1.25          1.22             1.26*
_______________________________________________________        ________          ________        _______          _______
Ratio of expenses after expense reductions (%)                     1.18              1.21          1.22             1.26*
_______________________________________________________        ________          ________        _______          _______
Ratio of net investment income (%)                                 5.14              5.28          4.61             1.80*
_______________________________________________________        ________          ________        _______          _______
Portfolio turnover rate (%)                                         143               120           210             160
-------------------------------------------------------        --------          --------        -------          -------

a For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

DWS VARIABLE SERIES II - CLASS B SHARES                 DWS STRATEGIC INCOME
                                                        VIP   111

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS STRATEGIC INCOME VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.24%                3.76%            $ 10,376.00          $   126.33
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.24%                7.66%            $ 10,766.14          $   131.08
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.24%               11.71%            $ 11,170.94          $   136.01
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.24%               15.91%            $ 11,590.97          $   141.12
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.24%               20.27%            $ 12,026.79          $   146.43
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.24%               24.79%            $ 12,479.00          $   151.94
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.24%               29.48%            $ 12,948.21          $   157.65
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.24%               34.35%            $ 13,435.06          $   163.58
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.24%               39.40%            $ 13,940.22          $   169.73
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.24%               44.64%            $ 14,464.37          $   176.11
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,499.98
----------------------------------------------------------------------------------------------------------------


112   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS TECHNOLOGY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting their emphasis on a given technology industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS B SHARES                     DWS TECHNOLOGY
                                                            VIP   113

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940. This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

CONCENTRATION RISK. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


114   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                          CLASS B SHARES

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.


DWS VARIABLE SERIES II - CLASS B SHARES                     DWS TECHNOLOGY
                                                            VIP   115

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  -21.77       -32.56      -35.72     46.42       1.48      3.27      0.43
   2000        2001        2002       2003       2004      2005      2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 28.49%, Q4 2001              WORST QUARTER: -33.68%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: -0.76%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                       1 YEAR        5 YEARS        SINCE INCEPTION*
---------------------------------------------------------------------------------------
Portfolio - Class B                      0.43          -0.22              -1.00
---------------------------------------------------------------------------------------
Russell 1000 Growth Index                9.07          2.69               -1.63
---------------------------------------------------------------------------------------
Goldman Sachs Technology Index           8.98          1.05               -3.31
---------------------------------------------------------------------------------------

*   Since 5/1/99. Index comparisons begin 4/30/99.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index with higher price-to-book ratios and higher forecasted growth values.

GOLDMAN SACHS TECHNOLOGY INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


116   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                        CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.28
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.28
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $130           $406           $702         $1,545
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Kelly P. Davis
Vice President of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2003 after eight years of experience with semiconductors as an associate analyst in Equities Research with Credit Suisse First Boston, team leader in applications engineering at Advanced Micro Devices, and in technical roles at Interactive Silicon, Motorola, Inc. and Tellabs Operations, Inc.
   o Joined the portfolio in 2005.
   o BS, Purdue University; MBA, University of California, Berkeley.

Brian S. Peters, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and the portfolio in 2005.
   o Prior to joining the portfolio, portfolio manager for Global Equity:
     London, global equity analyst for industrials sector, and portfolio analyst for international institutional accounts.
   o BA, University of Alabama, Birmingham.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES                     DWS TECHNOLOGY
                                                            VIP   117

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS TECHNOLOGY VIP - CLASS B



YEARS ENDED DECEMBER 31,                                   2006       2005       2004       2003         2002a
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 9.21    $  8.93    $  8.80   $ 6.01     $ 6.32
-------------------------------------------------------   ------    -------    -------   ------     ------
Income (loss) from investment operations:
 Net investment income (loss)b                             ( .04)d    ( .07)       .01   ( .07)     ( .02)
_______________________________________________________   ______    _______    _______   ______     ______
 Net realized and unrealized gain (loss) on investment       .08        .36        .12    2.86      ( .29)
  transactions
-------------------------------------------------------   ------    -------    -------   ------     ------
 TOTAL FROM INVESTMENT OPERATIONS                            .04        .29        .13    2.79      ( .31)
-------------------------------------------------------   ------    -------    -------   ------     ------
Less distributions from:
 Net investment income                                         -      ( .01)         -       -          -
_______________________________________________________   ______    _______    _______   ______     ______
NET ASSET VALUE, END OF PERIOD                            $ 9.25    $  9.21    $  8.93   $ 8.80     $ 6.01
-------------------------------------------------------   ------    -------    -------   ------     ------
Total Return (%)                                          .43d         3.27     1.48c    46.42      (4.75)**
_______________________________________________________   ______    _______    _______   ______     ______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                         14         16         16      11        .3
_______________________________________________________   ______    _______    _______   ______     ______
Ratio of expenses before expense reductions (%)             1.28       1.26       1.22    1.25       1.06*
_______________________________________________________   ______    _______    _______   ______     ______
Ratio of expenses after expense reductions (%)              1.28       1.26       1.21    1.25       1.06*
_______________________________________________________   ______    _______    _______   ______     ______
Ratio of net investment income (%)                         ( .51)d    ( .76)       .05   ( .89)     ( .79)*
_______________________________________________________   ______    _______    _______   ______     ______
Portfolio turnover rate (%)                                   49        135        112      66         64
-------------------------------------------------------   ------    -------    -------   ------     ------

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

*   Annualized

**   Not annualized

118   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS TECHNOLOGY VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.28%                3.72%            $ 10,372.00          $   130.38
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.28%                7.58%            $ 10,757.84          $   135.23
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.28%               11.58%            $ 11,158.03          $   140.26
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.28%               15.73%            $ 11,573.11          $   145.48
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.28%               20.04%            $ 12,003.63          $   150.89
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.28%               24.50%            $ 12,450.16          $   156.50
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.28%               29.13%            $ 12,913.31          $   162.33
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.28%               33.94%            $ 13,393.68          $   168.36
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.28%               38.92%            $ 13,891.93          $   174.63
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.28%               44.09%            $ 14,408.71          $   181.12
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,545.18
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES                     DWS TECHNOLOGY
                                                            VIP   119

DWS TURNER MID CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap(TM) Growth Index (as of March 31, 2007, the Russell Midcap(TM) Growth Index had a median market capitalization of $4.46 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index. The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. The portfolio's investments in common stocks may include initial public offerings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These


120   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DWS VARIABLE SERIES II - CLASS B SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   121

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





  -32.49      48.07      10.63      11.25       6.21
   2002       2003       2004       2005       2006




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 19.24%, Q2 2003             WORST QUARTER: -19.11%, Q2 2002
2007 TOTAL RETURN AS OF MARCH 31: 3.39%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                    1 YEAR        5 YEARS        SINCE INCEPTION*
---------------------------------------------------------------------------------------
Portfolio - Class B                   6.21           5.50               2.53
---------------------------------------------------------------------------------------
Russell Midcap Growth Index          10.66           8.22               5.52
---------------------------------------------------------------------------------------

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL MIDCAP GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


122   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                        CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.80%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.32
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.37
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $139           $434           $750         $1,646
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Turner Investment Partners, Inc. ("Turner"). The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The lead manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara Hedlund and Jason Schrotberger. Mr. McHugh has managed the portfolio since its inception; Ms. Hedlund and Mr. Schrotberger joined the portfolio in 2006. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund joined Turner in 2000, has 12 years of investment industry experience and also serves as a security analyst covering the technology and telecommunications sectors. Ms. Hedlund is a principal at Turner. Mr. Schrotberger joined Turner in 2001, has 13 years of investment industry experience and also serves as a security analyst covering the consumer sector. Mr. Schrotberger is a principal at Turner.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   123

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS TURNER MID CAP GROWTH VIP - CLASS B



YEARS ENDED DECEMBER 31,                                    2006        2005       2004       2003         2002a
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.88   $  9.78     $ 8.84     $ 5.97     $ 6.60
-------------------------------------------------------  --------   --------    ------     ------     ------
Income (loss) from investment operations:
 Net investment income (loss)b                             (  .05)  (  .09)     ( .10)     ( .09)     ( .02)
_______________________________________________________  ________   ________    ______     ______     ______
 Net realized and unrealized gain (loss) on investment        .76     1.19       1.04       2.96      ( .61)
  transactions
-------------------------------------------------------  --------   --------    ------     ------     ------
 TOTAL FROM INVESTMENT OPERATIONS                             .71     1.10        .94       2.87      ( .63)
-------------------------------------------------------  --------   --------    ------     ------     ------
Less distributions from:
 Net realized gain on investment transactions              (  .86)       -          -          -          -
_______________________________________________________  ________   ________    ______     ______     ______
NET ASSET VALUE, END OF PERIOD                           $  10.73   $ 10.88     $ 9.78     $ 8.84     $ 5.97
-------------------------------------------------------  --------   --------    ------     ------     ------
Total Return (%)                                             6.21     11.25c    10.63      48.07      (9.55)**
_______________________________________________________  ________   ________    ______     ______     ______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                          26       27         23         13        .6
_______________________________________________________  ________   ________    ______     ______     ______
Ratio of expenses before expense reductions (%)              1.37     1.51       1.56       1.57       1.38*
_______________________________________________________  ________   ________    ______     ______     ______
Ratio of expenses after expense reductions (%)               1.37     1.48       1.56       1.57       1.38*
_______________________________________________________  ________   ________    ______     ______     ______
Ratio of net investment income (loss)(%)                   (  .46)  (  .93)     (1.19)     (1.29)     ( .81)*
_______________________________________________________  ________   ________    ______     ______     ______
Portfolio turnover rate(%)                                    148      151        174        155        225
-------------------------------------------------------  --------   --------    ------     ------     ------

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on an average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

124   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS TURNER MID CAP GROWTH VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.37%                3.63%            $ 10.363.00          $   139.49
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.37%                7.39%            $ 10,739.18          $   144.55
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.37%               11.29%            $ 11,129.01          $   149.80
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.37%               15.33%            $ 11,532.99          $   155.23
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.37%               19.52%            $ 11,951.64          $   160.87
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.37%               23.85%            $ 12,385.48          $   166.71
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.37%               28.35%            $ 12,835.08          $   172.76
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.37%               33.01%            $ 13,300.99          $   179.03
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.37%               37.84%            $ 13,783.82          $   185.53
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.37%               42.84%            $ 14,284.17          $   192.27
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,646.24
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   125

DWS CONSERVATIVE ALLOCATION VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a balance of current income and long-term growth of capital with an emphasis on current income. It does this by investing in a portfolio of other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

The portfolio's target allocation is as follows:

o 60% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 40% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o 45-75% in fixed-income portfolios.

o 25-55% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.


126   DWS CONSERVATIVE ALLOCATION VIP                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

ASSET ALLOCATION RISK. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

REALLOCATION RISK. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolio or other fund of fund products managed by the Advisor. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

UNDERLYING RISKS. The investment risks below are risks of the underlying portfolios; by investing in the underlying portfolios the portfolio is exposed to these risks.

FOCUSED INVESTING RISK. The fact that the portfolio may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the portfolio's securities in a similar manner. For example, the state's technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy. States that face severe fiscal difficulties due to an economic downturn, could experience increased expenditures on domestic security and reduced monetary support from the federal government. Over time, these issues may have the ability to impair a state's ability to repay its obligations.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.


DWS VARIABLE SERIES II - CLASS B SHARES            DWS CONSERVATIVE ALLOCATION
                                                   VIP   127

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


128   DWS CONSERVATIVE ALLOCATION VIP                DWS VARIABLE SERIES II -
                                                          CLASS B SHARES

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a relatively conservative balanced asset allocation investment.


DWS VARIABLE SERIES II - CLASS B SHARES            DWS CONSERVATIVE ALLOCATION
                                                   VIP   129

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





   4.38      8.81
  2005      2006




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 3.49%, Q4 2006              WORST QUARTER: -1.08%, Q1 2005
2007 TOTAL RETURN AS OF MARCH 31: 1.14%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                      1 YEAR        SINCE INCEPTION*
---------------------------------------------------------------------------------------
Portfolio - Class B                     8.81               8.41
---------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                   4.33               3.43
---------------------------------------------------------------------------------------
Russell 1000 Index                     15.46              14.24
---------------------------------------------------------------------------------------

*   Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

LEHMAN BROTHERS AGGREGATE BOND (LBAB) INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


130   DWS CONSERVATIVE ALLOCATION VIP                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Acquired (Underlying) Portfolios Fees and Expenses" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                         CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                    0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    0.25
--------------------------------------------------------------------------------
Other Expenses 2                                                    0.39
--------------------------------------------------------------------------------
Acquired (Underlying) Portfolios Fees and Expenses 3,4              0.61
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.40
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                                   0.04
--------------------------------------------------------------------------------
NET ANNUAL PORTFOLIO AND ACQUIRED (UNDERLYING) PORTFOLIOS
--------------------------------------------------------------------------------
OPERATING EXPENSES5                                                 1.36
--------------------------------------------------------------------------------

1 Through September 30, 2007, the Advisor has contractually agreed to waive 0.05% of the monthly management fee based on average daily net assets.

2 Restated and estimated to reflect acquisition of DWS Income Allocation VIP on September 15, 2006.

3 Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

4 In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

5 Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses, and indirect expenses of underlying DWS portfolios.


Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $138           $431           $754         $1,669
--------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES            DWS CONSERVATIVE ALLOCATION
                                                   VIP   131

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Asset Allocation portfolio manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.
   o BS, MS, Moscow State University; MBA, University of Chicago.
   o Joined the portfolio in 2004.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Asset Allocation senior portfolio manager: New York.
   o Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.
   o BS, The Wharton School, University of Pennsylvania.
   o Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


132   DWS CONSERVATIVE ALLOCATION VIP                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS CONSERVATIVE ALLOCATION VIP - CLASS B



YEARS ENDED DECEMBER 31,                                         2006             2005            2004A
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  11.10        $ 10.66          $ 10.00
-------------------------------------------------------       --------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss)b                                     .22           .19           (  .03)
_______________________________________________________       ________        _______          _______
 Net realized and unrealized gain (loss) on investment             .74           .28              .69
  transactions
-------------------------------------------------------       --------        -------          -------
 TOTAL FROM INVESTMENT OPERATIONS                                  .96           .47              .66
-------------------------------------------------------       --------        -------          -------
Less distributions from:
 Net investment income                                          (  .14)            -               -
_______________________________________________________       ________        _______          _______
 Net realized gain on investment transactions                   (  .06)       (  .03)              -
-------------------------------------------------------       --------        -------          -------
 TOTAL DISTRIBUTIONS                                            (  .20)       (  .03)              -
-------------------------------------------------------       --------        -------          -------
NET ASSET VALUE, END OF PERIOD                                $  11.86        $ 11.10          $ 10.66
-------------------------------------------------------       --------        -------          -------
Total Return (%)c,d                                               8.81          4.38             6.60**
_______________________________________________________       ________        _______          _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              59            46              14
_______________________________________________________       ________        _______          _______
Ratio of expenses before expense reductions (%)e                   .79           .94             2.96*
_______________________________________________________       ________        _______          _______
Ratio of expenses after expense reductions (%)e                    .74           .75              .75*
_______________________________________________________       ________        _______          _______
Ratio of net investment income (%)                                1.90          1.73           (  .67)*
_______________________________________________________       ________        _______          _______
Portfolio turnover rate (%)                                         31            27              18
-------------------------------------------------------       --------        -------          -------

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.

e The Portfolio invests in other DWS Portfolios and bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*   Annualized

**   Not annualized

DWS VARIABLE SERIES II - CLASS B SHARES            DWS CONSERVATIVE ALLOCATION
                                                   VIP   133

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CONSERVATIVE ALLOCATION VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.36%                3.64%            $ 10,364.00          $   138.48
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.36%                7.41%            $ 10,741.25          $   143.52
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.36%               11.32%            $ 11,132.23          $   148.74
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.40%               15.33%            $ 11,532.99          $   158.66
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.40%               19.48%            $ 11,948.18          $   164.37
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.40%               23.78%            $ 12,378.31          $   170.29
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.40%               28.24%            $ 12,823.93          $   176.42
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.40%               32.86%            $ 13,285.59          $   182.77
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.40%               37.64%            $ 13,763.88          $   189.35
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.40%               42.59%            $ 14,259.38          $   196.16
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,668.74
----------------------------------------------------------------------------------------------------------------


134   DWS CONSERVATIVE ALLOCATION VIP                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS GROWTH ALLOCATION VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital. It does this by investing in a portfolio of other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

The portfolio's target allocation is as follows:

o 25% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 75% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o 20-40% in fixed-income portfolios.

o 60-80% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short-and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS B SHARES               DWS GROWTH ALLOCATION
                                                      VIP   135

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

ASSET ALLOCATION RISK. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

REALLOCATION RISK. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolio or other fund of fund products managed by the Advisor. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

UNDERLYING RISKS. The investment risks below are risks of the underlying portfolios; by investing in the underlying portfolios the portfolio is exposed to these risks.

FOCUSED INVESTING RISK. The fact that the portfolio may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the portfolio's securities in a similar manner. For example, the state's technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy. States that face severe fiscal difficulties due to an economic downturn, could experience increased expenditures on domestic security and reduced monetary support from the federal government. Over time, these issues may have the ability to impair a state's ability to repay its obligations.

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.


136   DWS GROWTH ALLOCATION VIP                      DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


DWS VARIABLE SERIES II - CLASS B SHARES               DWS GROWTH ALLOCATION
                                                      VIP   137

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-focused asset allocation investment.

138   DWS GROWTH ALLOCATION VIP                      DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





   6.02     12.66
  2005      2006




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 5.72%, Q4 2006              WORST QUARTER: -1.52%, Q1 2005
2007 TOTAL RETURN AS OF MARCH 31: 1.09%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                       1 YEAR         SINCE INCEPTION*
---------------------------------------------------------------------------------------
Portfolio - Class B                      12.66              12.35
---------------------------------------------------------------------------------------
Russell 1000 Index                       15.46              14.24
---------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                     4.33               3.43
---------------------------------------------------------------------------------------

*   Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

LEHMAN BROTHERS AGGREGATE BOND (LBAB) INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS B SHARES               DWS GROWTH ALLOCATION
                                                      VIP   139

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Acquired (Underlying) Portfolios Fees and Expenses" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                           CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                      0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses                                                        0.22
--------------------------------------------------------------------------------
Acquired (Underlying) Portfolios Fees and Expenses 2,3                0.71
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO AND ACQUIRED (UNDERLYING) PORTFOLIOS
--------------------------------------------------------------------------------
OPERATING EXPENSES 4                                                  1.33
--------------------------------------------------------------------------------

1 Through September 30, 2007, the Advisor has contractually agreed to waive 0.05% of the monthly management fee based on average daily net assets.

2 Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

3 In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

4 Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses, and indirect expenses of underlying DWS portfolios.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $135           $421           $729         $1,601
--------------------------------------------------------------------------------


140   DWS GROWTH ALLOCATION VIP                      DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Asset Allocation portfolio manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.
   o BS, MS, Moscow State University; MBA, University of Chicago.
   o Joined the portfolio in 2004.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Asset Allocation senior portfolio manager: New York.
   o Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.
   o BS, The Wharton School, University of Pennsylvania.
   o Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES               DWS GROWTH ALLOCATION
                                                      VIP   141

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GROWTH ALLOCATION VIP - CLASS B



YEARS ENDED DECEMBER 31,                                         2006             2005            2004A
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  11.67        $ 11.03          $ 10.00
-------------------------------------------------------       --------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss)b                                     .14           .11           (  .03)
_______________________________________________________       ________        _______          _______
 Net realized and unrealized gain (loss) on investment            1.33           .55             1.06
  transactions
-------------------------------------------------------       --------        -------          -------
 TOTAL FROM INVESTMENT OPERATIONS                                 1.47           .66             1.03
-------------------------------------------------------       --------        -------          -------
Less distributions from:
 Net investment income                                          (  .10)            -               -
_______________________________________________________       ________        _______          _______
 Net realized gain on investment transactions                   (  .10)       (  .02)              -
-------------------------------------------------------       --------        -------          -------
 TOTAL DISTRIBUTIONS                                            (  .20)       (  .02)              -
-------------------------------------------------------       --------        -------          -------
NET ASSET VALUE, END OF PERIOD                                $  12.94        $ 11.67          $ 11.03
-------------------------------------------------------       --------        -------          -------
Total Return (%)c,d                                              12.66          6.02            10.30**
_______________________________________________________       ________        _______          _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)                              209           197              47
_______________________________________________________       ________        _______          _______
Ratio of expenses before expense reductions(%)e                    .62           .65             1.38*
_______________________________________________________       ________        _______          _______
Ratio of expenses after expense reductions(%)e                     .57           .60             0.75*
_______________________________________________________       ________        _______          _______
Ratio of net investment income(%)                                 1.20          1.01           ( 0.69)*
_______________________________________________________       ________        _______          _______
Portfolio turnover rate(%)                                          45            20              15
-------------------------------------------------------       --------        -------          -------

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.

e The Portfolio invests in other DWS Portfolios and bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*   Annualized

**   Not annualized

142   DWS GROWTH ALLOCATION VIP                      DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GROWTH ALLOCATION VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.33%                3.67%            $ 10,367.00          $   135.44
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.33%                7.47%            $ 10,747.47          $   140.41
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.33%               11.42%            $ 11,141.90          $   145.56
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.33%               15.51%            $ 11,550.81          $   150.91
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.33%               19.75%            $ 11,974.72          $   156.44
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.33%               24.14%            $ 12,414.20          $   162.19
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.33%               28.70%            $ 12,869.80          $   168.14
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.33%               33.42%            $ 13,342.12          $   174.31
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.33%               38.32%            $ 13,831.77          $   180.71
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.33%               43.39%            $ 14,339.40          $   187.34
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,601.45
----------------------------------------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES               DWS GROWTH ALLOCATION
                                                      VIP   143

DWS MODERATE ALLOCATION VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital. It does this by investing in a portfolio of other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

The portfolio's target allocation is as follows:

o 40% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 60% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o 25-55% in fixed-income portfolios.

o 45-75% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated


144   DWS MODERATE ALLOCATION VIP                    DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

ASSET ALLOCATION RISK. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

REALLOCATION RISK. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolio or other fund of fund products managed by the Advisor. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

UNDERLYING RISKS. The investment risks below are risks of the underlying portfolios; by investing in the underlying portfolios the portfolio is exposed to these risks.

FOCUSED INVESTING RISK. The fact that the portfolio may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the portfolio's securities in a similar manner. For example, the state's technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy. States that face severe fiscal difficulties due to an economic downturn, could experience increased expenditures on domestic security and reduced monetary support from the federal government. Over time, these issues may have the ability to impair a state's ability to repay its obligations.


DWS VARIABLE SERIES II - CLASS B SHARES              DWS MODERATE ALLOCATION
                                                     VIP   145

STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


146   DWS MODERATE ALLOCATION VIP                    DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-oriented, balanced asset allocation investment.


DWS VARIABLE SERIES II - CLASS B SHARES              DWS MODERATE ALLOCATION
                                                     VIP   147

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





   5.06     10.93
  2005      2006




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.72%, Q4 2006              WORST QUARTER: -1.32%, Q1 2005
2007 TOTAL RETURN AS OF MARCH 31: 1.15%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



                                       1 YEAR         SINCE INCEPTION*
---------------------------------------------------------------------------------------
Portfolio - Class B                      10.93              10.37
---------------------------------------------------------------------------------------
Russell 1000 Index                       15.46              14.24
---------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                     4.33               3.43
---------------------------------------------------------------------------------------

*   Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

LEHMAN BROTHERS AGGREGATE BOND (LBAB) INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


148   DWS MODERATE ALLOCATION VIP                    DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Acquired (Underlying) Portfolios Fee and Expenses" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                           CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                                      0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses                                                        0.22
--------------------------------------------------------------------------------
Acquired (Underlying) Portfolios Fees and Expenses 2,3                0.68
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO AND ACQUIRED (UNDERLYING) PORTFOLIOS
--------------------------------------------------------------------------------
OPERATING EXPENSES 4                                                  1.30
--------------------------------------------------------------------------------

1 Through September 30, 2007, the Advisor has contractually agreed to waive 0.05% of the monthly management fee based on average daily net assets.

2 Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

3 In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

4 Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses, and indirect expenses of underlying DWS portfolios.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $132           $412           $713         $1,568
--------------------------------------------------------------------------------


DWS VARIABLE SERIES II - CLASS B SHARES              DWS MODERATE ALLOCATION
                                                     VIP   149

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Asset Allocation portfolio manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.
   o BS, MS, Moscow State University; MBA, University of Chicago.
   o Joined the portfolio in 2004.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Asset Allocation senior portfolio manager: New York.
   o Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.
   o BS, The Wharton School, University of Pennsylvania.
   o Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


150   DWS MODERATE ALLOCATION VIP                    DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS MODERATE ALLOCATION VIP - CLASS B



YEARS ENDED DECEMBER 31,                                         2006             2005            2004A
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  11.37        $ 10.84          $ 10.00
-------------------------------------------------------       --------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss)b                                     .19           .12           (  .03)
_______________________________________________________       ________        _______          _______
 Net realized and unrealized gain (loss) on investment            1.04           .43              .87
  transactions
-------------------------------------------------------       --------        -------          -------
 TOTAL FROM INVESTMENT OPERATIONS                                 1.23           .55              .84
-------------------------------------------------------       --------        -------          -------
Less distributions from:
 Net investment income                                          (  .10)            -               -
_______________________________________________________       ________        _______          _______
 Net realized gain on investment transactions                   (  .08)       (  .02)              -
-------------------------------------------------------       --------        -------          -------
 TOTAL DISTRIBUTIONS                                            (  .18)       (  .02)              -
-------------------------------------------------------       --------        -------          -------
NET ASSET VALUE, END OF PERIOD                                $  12.42        $ 11.37          $ 10.84
-------------------------------------------------------       --------        -------          -------
Total Return (%)c,d                                              10.93          5.06             8.40**
_______________________________________________________       ________        _______          _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             179           171              39
_______________________________________________________       ________        _______          _______
Ratio of expenses before expense reductions (%)e                   .62           .66             1.53*
_______________________________________________________       ________        _______          _______
Ratio of expenses after expense reductions (%)e                    .57           .61              .75*
_______________________________________________________       ________        _______          _______
Ratio of net investment income (%)                                1.65          1.15           (  .68)*
_______________________________________________________       ________        _______          _______
Portfolio turnover rate (%)                                         35            14              13
-------------------------------------------------------       --------        -------          -------

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.

e The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*   Annualized

**   Not annualized

DWS VARIABLE SERIES II - CLASS B SHARES              DWS MODERATE ALLOCATION
                                                     VIP   151

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS MODERATE ALLOCATION VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.30%                3.70%            $ 10,370.00          $   132.41
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.30%                7.54%            $ 10,753.69          $   137.30
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.30%               11.52%            $ 11,151.58          $   142.38
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.30%               15.64%            $ 11,564.18          $   147.65
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.30%               19.92%            $ 11,992.06          $   153.12
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.30%               24.36%            $ 12,435.77          $   158.78
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.30%               28.96%            $ 12,895.89          $   164.66
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.30%               33.73%            $ 13,373.04          $   170.75
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.30%               38.68%            $ 13,867.84          $   177.07
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.30%               43.81%            $ 14,380.95          $   183.62
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,567.74
----------------------------------------------------------------------------------------------------------------


152   DWS MODERATE ALLOCATION VIP                    DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor or a subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in a portfolio's best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its goal.

A complete list of each portfolio's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of each calendar quarter end for DWS High Income VIP, and for all other portfolios as of month end, on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Strategic Income
VIP) top ten holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


DWS VARIABLE SERIES II - CLASS B SHARES                  OTHER POLICIES AND
                                                         RISKS   153

The Advisor receives a management fee from each portfolio. Below are the management rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:



PORTFOLIO NAME                                 FEE PAID
DWS Balanced VIP                                  0.42%*
DWS Blue Chip VIP                                 0.65%
DWS Core Fixed Income VIP                         0.60%
DWS Davis Venture Value VIP                       0.77%*
DWS Dreman High Return Equity VIP                 0.73%
DWS Dreman Small Mid Cap Value VIP                0.75%
DWS Global Thematic VIP                           0.67%*
DWS Government & Agency Securities VIP            0.55%
DWS High Income VIP                               0.60%
DWS International Select Equity VIP               0.75%
DWS Janus Growth & Income VIP                     0.75%
DWS Large Cap Value VIP                           0.75%
DWS Mid Cap Growth VIP                            0.65%*
DWS Money Market VIP                              0.44%*
DWS Small Cap Growth VIP                          0.63%*
DWS Strategic Income VIP                          0.65%
DWS Technology VIP                                0.75%
DWS Turner Mid Cap Growth VIP                     0.80%
DWS Conservative Allocation VIP                   0.10%*
DWS Growth Allocation VIP                         0.10%*
DWS Moderate Allocation VIP                       0.10%*

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


Effective October 1, 2006, DWS Blue Chip VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $250 million, 0.620% of the next $750 million, 0.600% of the next $1.5 billion, 0.580% of the next $2.5 billion, 0.550% of the next $2.5 billion, 0.530% of the next $2.5 billion, 0.510% of the next $2.5 billion and 0.490% over $12.5 billion.

Effective October 1, 2006, DWS Core Fixed Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.600% of the fund's average daily net assets up to $250 million, 0.570% of the next $750 million, 0.550% of the next $1.5 billion, 0.530% of the next $2.5 billion, 0.500% of the next $2.5 billion, 0.480% of the next $2.5 billion, 0.460% of the next $2.5 billion and 0.440% over $12.5 billion.

Effective October 1, 2006, DWS Dreman Small Mid Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.750% of the portfolio's average daily net assets up to $250 million, 0.720% of the next $750 million, 0.700% of the next $1.5 billion, 0.680% of the next $2.5 billion, 0.650% of the next $2.5 billion, 0.640% of the next $2.5 billion, 0.630% of the next $2.5 billion and 0.620% over $12.5 billion.

Effective October 1, 2006, DWS Government & Agency Securities VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.530% of the next $750 million, 0.510% of the next $1.5 billion, 0.500% of the next $2.5 billion, 0.480% of the next $2.5 billion, 0.460% of the next $2.5 billion, 0.440% of the next $2.5 billion and 0.420% over $12.5 billion.


154   THE INVESTMENT ADVISOR                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Effective October 1, 2006, DWS High Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.600% of the portfolio's average daily net assets up to $250 million, 0.570% of the next $750 million, 0.550% of the next $1.5 billion, 0.530% of the next $2.5 billion, 0.500% of the next $2.5 billion, 0.480% of the next $2.5 billion, 0.460% of the next $2.5 billion and 0.440% over $12.5 billion.

Effective October 1, 2006, DWS International Select Equity VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.750% of the portfolio's average daily net assets up to $1.5 billion, 0.735% of the next $1.75 billion, 0.720% of the next $1.75 billion and 0.705% over $5 billion.

Effective April 11, 2007, DWS Large Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $250 million, 0.625% of the next $750 million, 0.600% of the next $1.5 billion, 0.575% of the next $2.5 billion, 0.550% of the next $2.5 billion, 0.525% of the next $2.5 billion, 0.500% of the next $2.5 billion and 0.475% over $12.5 billion. In addition, under a separate administrative services agreement between DWS Large Cap Value VIP and the Advisor, the portfolio pays the Advisor for providing most of the portfolio's administrative services.

Effective October 1, 2006, DWS Strategic Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $250 million, 0.620% of the next $750 million, 0.600% of the next $1.5 billion, 0.580% of the next $2.5 billion, 0.550% of the next $2.5 billion, 0.530% of the next $2.5 billion, 0.510% of the next $2.5 billion and 0.490% over $12.5 billion.

Effective November 6, 2006, DWS Money Market VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.385% of the portfolio's average daily net assets up to $500 million, 0.370% of the next $500 million, 0.355% of the next $1 billion and 0.340% over $2 billion.

A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder reports for the annual period ended December 31, 2006. A discussion regarding the Board's approval of the new investment management agreement and sub-advisory agreement for DWS Large Cap Value VIP will be included in the portfolio's shareholder report for the semi-annual period ended June 30, 2007 (see "Shareholder reports" on the back cover).



PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS CORE FIXED INCOME VIP
Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at 1735 Market Street, Philadelphia, PA 19103.



SUBADVISOR FOR DWS DAVIS VENTURE VALUE VIP

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DIMA pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor.


DWS VARIABLE SERIES II - CLASS B SHARES                   THE INVESTMENT
                                                          ADVISOR   155

SUBADVISOR FOR DWS DREMAN HIGH RETURN EQUITY VIP AND DWS DREMAN SMALL MID CAP VALUE VIP

The subadvisor for DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $17 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each portfolio's investment decisions and buying and selling securities for each portfolio.



SUBADVISOR FOR DWS JANUS GROWTH & INCOME VIP

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, is the subadvisor to DWS Janus Growth & Income VIP. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DIMA pays a fee to Janus Capital for acting as subadvisor.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolio by Janus Capital as of February 2007.

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
(i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal


156   PORTFOLIO SUBADVISORS                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.



SUBADVISOR FOR DWS LARGE CAP VALUE VIP

Effective February 5, 2007, the subadvisor for DWS Large Cap Value VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the Securities and Exchange Commission and currently manages over $40 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.



SUBADVISOR FOR DWS TURNER MID CAP GROWTH VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of December 31, 2006, Turner Investment Partners, Inc. had approximately $22.8 billion in assets under management. DIMA pays a fee to Turner Investment Partners, Inc. for acting as subadvisor.


DWS VARIABLE SERIES II - CLASS B SHARES                    PORTFOLIO
                                                           SUBADVISORS   157

LEGAL PROCEEDINGS

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.


158   PORTFOLIO SUBADVISORS                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


DWS VARIABLE SERIES II - CLASS B SHARES                    PORTFOLIO
                                                           SUBADVISORS   159

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS
The information in this prospectus applies to Class B shares of each portfolio. Each portfolio offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market VIP receives investable funds.


160   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

DWS VARIABLE SERIES II - CLASS B SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   161

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

Each portfolio discourages short-term and excessive trading. Each portfolio will take steps to detect and deter short-term and excessive trading pursuant to a portfolio's policies as described in this prospectus and approved by the Board.

Portfolio policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o for each portfolio that invests some portion of its assets in foreign securities - each portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How each Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the Advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the Advisor and each portfolio reserve the right to terminate a separate account's ability to invest in a portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. It is important to note that the Advisor and each portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

These policies and procedures may be modified and terminated at any time.

Since Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.


HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

162   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW TO BUY AND SELL SHARES

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in any portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .05% to .40% of sales of each portfolio attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from


DWS VARIABLE SERIES II - CLASS B SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   163
considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


164   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, a portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS B SHARES
                                                            DISTRIBUTIONS   165

MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for each portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


166   DISTRIBUTIONS                                  DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/07) 2b-A

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2007


                              CLASS A AND B SHARES

                             DWS VARIABLE SERIES II

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series II (the "Fund") dated May 1, 2007, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission ("SEC") Internet Web site (http://www.sec.gov). The prospectuses are also available from Participating Insurance Companies.

DWS Variable Series II offers a choice of 21 portfolios, 18 of which are described herein (each a "Portfolio," collectively, the "Portfolios"), to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies ("Participating Insurance Companies").

The Portfolios described herein are:

DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP) DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

                                TABLE OF CONTENTS
                                                                           Page


INVESTMENT RESTRICTIONS.......................................................3
      Portfolio Holdings......................................................5

INVESTMENT POLICIES AND TECHNIQUES............................................6

MANAGEMENT OF THE FUND.......................................................29
      Investment Advisor.....................................................29

PORTFOLIO TRANSACTIONS.......................................................43

DISTRIBUTOR..................................................................71

FUND SERVICE PROVIDERS.......................................................72
      Transfer Agent.........................................................72
      Custodian..............................................................73
      Independent Registered Public Accounting Firm..........................74
      Counsel................................................................74
      Fund Accounting Agent..................................................74

PURCHASE AND REDEMPTIONS.....................................................75

DIVIDENDS, CAPITAL GAINS AND TAXES...........................................81

NET ASSET VALUE..............................................................82

TRUSTEES AND OFFICERS........................................................83

FUND ORGANIZATION...........................................................101

PROXY VOTING GUIDELINES.....................................................102

ADDITIONAL INFORMATION......................................................104

FINANCIAL STATEMENTS........................................................105

APPENDIX A..................................................................106

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio's investment objective and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that a Portfolio's objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed without approval by a "majority" of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.


Each Portfolio (except DWS Technology VIP) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. DWS Technology VIP is classified as a non-diversified open-end management investment company. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. Each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.


Each Portfolio may not, as a fundamental policy:

(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) for all Portfolios except DWS Money Market VIP and DWS Technology VIP: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) for DWS Money Market VIP: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks;


(5) for DWS Technology VIP: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector;


(6) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(7) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(8)   purchase   physical   commodities   or  contracts   relating  to  physical
      commodities; or

(9) make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


With regard to Restriction (3) above, for purposes of determining the percentage of DWS Money Market VIP's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified based on standard classifications utilized by ratings agencies.

DWS Money Market VIP may not invest more than 50% of its assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio's (except DWS Money Market VIP) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (3) for DWS Money Market VIP, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio's assets were not so concentrated.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a shareholder vote:

As a matter of non-fundamental policy, each Portfolio, except DWS Money Market VIP, does not intend to:

(1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)   invest more than 15% of net assets in illiquid securities.

For all Portfolios:

(7)   acquire  securities  of  registered,   open-end  investment  companies  or
      registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For all portfolios except DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Money Market VIP and DWS Strategic Income VIP:

(8) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For all portfolios except DWS Money Market VIP:

(9) lend portfolio securities in an amount greater than one third of its total assets.

For DWS Money Market VIP:

(10) borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;

(11) lend portfolio securities in an amount greater than 5% of its total assets; and

(12) invest more than 10% of total assets in non-affiliated registered investment companies.


Concentration. DWS Technology VIP "concentrates," for purposes of the 1940 Act, its assets in securities of companies in the technology sector which means that at least 25% of its net assets will be invested in these sectors at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.




Portfolio Holdings


In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios' prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a portfolio's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").


Prior to any disclosure of a portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.


Master-feeder Fund Structure. The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies


Each Portfolio is an open-end management investment company which continuously offers and redeems shares at net asset value. Two classes of shares of each Portfolio described herein are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 fee. Class B shares are offered at net asset value and are subject to a Rule12b-1 fee.


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on a Portfolio's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in a Portfolio's applicable prospectus.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a shareholder vote. There is no assurance that the objectives of Portfolio will be achieved.




Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except DWS Balanced VIP, DWS Core Fixed Income VIP and DWS Money Market VIP, do not intend to invest more than 5% of its total assets in asset-backed securities. DWS Balanced VIP and DWS Core Fixed Income VIP currently do not intend to invest more than 25% of its total assets in asset-backed securities. DWS Money Market VIP may not invest more than 50% of its assets in asset-backed securities.

Bank Loans. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may each invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. A Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When a Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by a Portfolio. In certain cases, a Portfolio may buy bank loans on a participation basis, if for example, a Portfolio did not want to become party to the bank agreement. However, in all cases, a Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.


Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolios, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a Portfolio's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


Borrowing. Each Portfolio will borrow only when the Advisor or a Subadvisor believes that borrowing will benefit a Portfolio after taking into account all considerations such as the costs of the borrowing relative to the expected return. DWS High Income VIP may borrow up to 5% of its net assets against called and tendered bonds held by the Portfolio. Any borrowing, including borrowing against called and tendered bonds, is subject to the Portfolio's fundamental and non-fundamental investment policies.


Borrowing by a Portfolio will involve special risk considerations. To the extent a Portfolio borrows money, positive or negative performance by a Portfolio's investments may be magnified. Any gain in the value of securities purchased with borrowed money, or income earned on such securities, that exceeds the interest paid on the amount borrowed would cause the net asset value of a Portfolio's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of a Portfolio's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered US government securities. Privately-issued collateralized obligations collateralized by a portfolio of US government securities are not direct obligations of the US government or any of its agencies or instrumentalities and are not considered US government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than DWS Money Market VIP, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. DWS Money Market VIP does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to a Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except DWS Money Market VIP) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes ("LYONs"(TM)). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Delayed Delivery Transactions. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Janus Growth & Income VIP, DWS Mid Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP and DWS Turner Mid Cap Growth VIP may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio's investment policies, a Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in all types of direct debt investments, but among these investments each Portfolio currently intends to invest primarily in direct loans and trade claims.

When a Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a Portfolio's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio's portfolio and calculating its net asset value. In order to lessen liquidity risk, each Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio's net assets to be illiquid. Trade claims may also present a tax risk to a Portfolio. The Portfolios will not invest in trade claims if it affects the Portfolio's qualification as a regulated investment company under the Code.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor's or subadvisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor or subadvisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor or subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investment in sovereign debt, including Brady Bonds, can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability  of sufficient  foreign  exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.


Foreign Securities. DWS Mid Cap Growth VIP, DWS Blue Chip VIP, DWS Balanced VIP and DWS Small Cap Growth VIP invest mainly in US common stocks, but may invest up to 25% of its total assets in foreign securities. DWS High Income VIP generally invests in US bonds or instruments, but up to 50% of its total assets could be in bonds from foreign issuers. DWS Core Fixed Income VIP generally invests in US bonds or instruments, but up to 25% of its total assets could be in bonds from foreign issuers. DWS Technology VIP invests mainly in US stocks, but may invest up to 35% and 20%, respectively, of net assets in foreign securities. DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP may invest up to 20% of net assets in US dollar-denominated American Depositary Receipts ("ADRs") and in securities of foreign companies traded principally in securities markets outside the US. DWS Money Market VIP and DWS Government & Agency Securities VIP, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US dollar-denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and a subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds" or "high yield"), that is, rated below Baa by Moody's or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's or Subadvisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

DWS Core Fixed Income VIP will not invest more than 5% of its net assets in junk bonds.


iGAP Strategy (for DWS Balanced VIP and DWS Strategic Income VIP). In addition to each portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to a portfolio's bond holdings.


Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review by the Boards of Trustees. Borrowings through the interfund lending program are subject to each Portfolio's policies on borrowing.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the S&P Mid Cap 400 Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Nasdaq-100 Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. "Investment-grade" bonds are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except DWS Money Market VIP) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which DIMA acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement. Currently, DWS Money Market VIP does not intend to invest in Central Funds.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets (except DWS Core Fixed Income VIP cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of DWS Money Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor or a subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. DWS Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund's Board has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Non-Diversified Portfolios. DWS Technology VIP is classified as a "non-diversified" portfolio so that it will be able to invest to a greater degree in the securities of a single issuer, subject to the diversification requirements of the Code applicable to the Portfolio. This allows the Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since a Portfolio may invest a relatively high percentage of its assets in the securities (i.e., these funds purchase stock) of a limited number of issuers, a Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or a subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restructuring Instruments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, a portfolio may accept various instruments if the investment adviser determines it is in the best interests of a portfolio and consistent with a portfolio's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Reverse Repurchase Agreements. Each Portfolio (except DWS Money Market VIP) may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Portfolio's assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.


Small Company Risk. DWS Small Cap Growth VIP and DWS Dreman Small Mid Cap Value VIP intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index and the Russell 2500 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the DWS Small Cap Growth VIP, DWS Dreman Small Mid Cap Value VIP may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Short Sales Against-the-Box. All Portfolios (except DWS Money Market VIP) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which a Portfolio replaces the borrowed security. A
Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

Variable Rate Securities. DWS Money Market VIP may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7 which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Strategic  Transactions and Derivatives (all Portfolios  except DWS Money Market
VIP). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes, unless permitted by the investment objective and policies of a Portfolio. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and the Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.


Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's or a subadvisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or a subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or a subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary or futures commission merchant as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance returns. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or a subadvisor.

With respect to hedging, a Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps may involve hedging either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date or to enhance returns. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Portfolio's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of a Portfolio's assets may be invested in credit default swaps for the purposes of buying credit protection. A Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. A Portfolio may also borrow up to 5% of its net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the "Borrowing" subsection of the "Investment Restrictions" section of this Statement of Additional Information. DWS Balanced VIP may invest up to 15% of its total assets in credit default swaps.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's or a subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Warrants. Each Portfolio (except DWS Money Market VIP) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

                             MANAGEMENT OF THE FUND

Investment Advisor


On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("Scudder"), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and Scudder changed its name to Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"). DIMA, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each
Portfolio. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA or a subadvisor, makes the Portfolios' investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor or a subadvisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


Pursuant to an investment management agreement with each Portfolio (each an "Agreement," and collectively, the "Agreements"), the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Portfolio, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus as of the date of the prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

The current Agreements for all Portfolios were last renewed by the Board of Trustees on September 22, 2006. Each Agreement continues in effect until September 30, 2007 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.


Under each  Agreement,  the  Advisor  regularly  provides  each  Portfolio  with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Fund's Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as the Portfolios' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Portfolios' federal, state and local tax returns; preparing and filing the Portfolios' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining the Portfolios' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring the Portfolios' operating budget; processing the payment of each Portfolio's bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS Scudder Fund Accounting Corporation ("DWS-SFAC") and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under each Agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.





Effective October 1, 2006, the DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Dreman Small Mid Cap Value VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS International Select Equity VIP, DWS Large Cap Value VIP and DWS Strategic Income VIP each pays the Advisor a graduated investment management fee, based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:


DWS Blue Chip VIP and DWS Strategic Income VIP


Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $250 million                                               0.650%
next $750 million                                                0.620%
next $1.5 billion                                                0.600%
next $2.5 billion                                                0.580%
next $2.5 billion                                                0.550%
next $2.5 billion                                                0.530%
next $2.5 billion                                                0.510%
Over $12.5 billion                                               0.490%

DWS Core Fixed Income VIP and DWS High Income VIP


Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $250 million                                               0.600%
next $750 million                                                0.570%
next $1.5 billion                                                0.550%
next $2.5 billion                                                0.530%
next $2.5 billion                                                0.500%
next $2.5 billion                                                0.480%

Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

next $2.5 billion                                                0.460%
Over $12.5 billion                                               0.440%

DWS Dreman Small Mid Cap Value VIP


Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $250 million                                               0.750%
next $750 million                                                0.720%
next $1.5 billion                                                0.700%
next $2.5 billion                                                0.680%
next $2.5 billion                                                0.650%
next $2.5 billion                                                0.640%
next $2.5 billion                                                0.630%
Over $12.5 billion                                               0.620%

DWS Government & Agency Securities VIP


Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $250 million                                               0.550%
next $750 million                                                0.530%
next $1.5 billion                                                0.510%
next $2.5 billion                                                0.500%
next $2.5 billion                                                0.480%
next $2.5 billion                                                0.460%
next $2.5 billion                                                0.440%
Over $12.5 billion                                               0.420%

DWS International Select Equity VIP


Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $1.5 billion                                               0.750%
next $1.75 billion                                               0.735%
next $1.75 billion                                               0.720%
Over $5 billion                                                  0.705%






Effective April 11, 2007, DWS Large Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rates shown below:

Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $250 million                                               0.650%
next $750 million                                                0.625%
next $1.5 billion                                                0.600%
next $2.5 billion                                                0.575%
next $2.5 billion                                                0.550%
next $2.5 billion                                                0.525%
next $2.5 billion                                                0.500%
Over $12.5 billion                                               0.475%


In addition,  under a separate  administrative  services  agreement  between DWS
Large Cap Value VIP and the Advisor, the portfolio pays the Advisor for providing most of the portfolio's administrative services (see "Fund Service Providers -- Administrator").

DWS Balanced VIP pays the Advisor a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                                          Fee Rate
------------------------                                          --------

First $250 million                                                0.470%
Next $750 million                                                 0.445%
Over $1 billion                                                   0.410%

DWS Davis Venture Value VIP pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                         Fee Rate
-----------------------------------------                         --------

$0-$250 million                                                   0.950%
next $250 million                                                 0.925%
next $500 million                                                 0.900%
next $1.5 billion                                                 0.875%
Over $2.5 billion                                                 0.850%

DWS Dreman High Return Equity VIP, DWS Mid Cap Growth VIP and DWS Technology VIP each pay the Advisor a graduated investment management fee, based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:


Average Daily Net Assets of the Portfolio                       Fee Rate
-----------------------------------------                       --------

$0-$250 million                                                 0.750%

Average Daily Net Assets of the Portfolio                       Fee Rate
-----------------------------------------                       --------

next $750 million                                               0.720%
next $1.5 billion                                               0.700%
next $2.5 billion                                               0.680%
next $2.5 billion                                               0.650%
next $2.5 billion                                               0.640%
next $2.5 billion                                               0.630%
Over $12.5 billion                                              0.620%

DWS Global Thematic VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                       Fee Rate
-----------------------------------------                       --------

$0-$250 million                                                 1.000%
next $500 million                                               0.950%
next $750 million                                               0.900%
next $1.5 billion                                               0.850%
Over $3 billion                                                 0.800%


DWS Janus Growth & Income VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $250 million                                               0.750%
Next $750 million                                                0.725%
Next $1.5 billion                                                0.700%
Over $2.5 billion                                                0.675%


Effective November 6, 2006, DWS Money Market VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, computed daily and payable monthly, at the annual rates shown below:

DWS Money Market VIP

Average Daily Net Assets                                        Fee Rate
------------------------                                        --------

First $500 million                                               0.385%
Next $500 million                                                0.370%
Next $1 billion                                                  0.355%
Over $2 billion                                                  0.340%

DWS Small Cap Growth VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:


Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $250 million                                               0.650%
Next $750 million                                                0.625%
Over $1 billion                                                  0.600%

DWS Turner Mid Cap Growth VIP pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                        Fee Rate
-----------------------------------------                        --------

First $250 million                                               0.800%
Next $250 million                                                0.785%
Next $500 million                                                0.770%
Over $1 billion                                                  0.755%

The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

Portfolio                                               Fiscal 2006       Fiscal 2004       Fiscal 2005
---------                                               -----------       -----------       -----------


DWS Balanced VIP(1)(2)                                  $2,967,510         $3,294,501         $3,670,402
DWS Blue Chip VIP(3)                                    $2,228,613         $2,118,362         $1,814,765
DWS Core Fixed Income VIP(4)                            $2,124,452         $1,883,098         $1,589,597
DWS Davis Venture Value VIP(5)(6)                       $3,764,933         $3,353,292         $2,725,496


                                       35

Portfolio                                               Fiscal 2006       Fiscal 2004       Fiscal 2005
---------                                               -----------       -----------       -----------

DWS Dreman High Return Equity VIP(7)                    $7,237,569         $6,460,811         $5,664,121
DWS Dreman Small Mid Cap Value VIP(8)                   $4,646,491         $4,088,038         $3,317,899
DWS Global Thematic VIP(9)                              $1,342,622           $841,064           $647,402
DWS Government & Agency Securities VIP(10)              $1,427,977         $1,713,621         $1,908,304
DWS High Income VIP(11)                                 $2,263,303         $2,468,117         $2,547,280
DWS International Select Equity VIP(12)                 $2,094,158         $1,801,345         $1,393,551
DWS Janus Growth & Income VIP(13)                       $1,719,994         $1,712,762         $1,912,915
DWS Large Cap Value VIP(14)                             $2,335,628         $2,307,055         $2,219,930
DWS Mid Cap Growth VIP(15)                                $473,444           $453,434           $433,852
DWS Money Market VIP(16)                                $1,444,203         $1,440,420         $1,840,343
DWS Small Cap Growth VIP(17)                            $1,738,224         $1,681,135         $1,446,445
DWS Strategic Income VIP(18)                              $662,490           $586,283           $487,494
DWS Technology VIP                                      $1,472,355         $1,068,872         $1,826,919
DWS Turner Mid Cap Growth VIP(19)                       $1,209,780         $1,287,229         $1,295,883


(1) Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Balanced VIP's total operating expenses at 0.51% and 0.89% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


(2) Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Balanced VIP to the extent necessary to maintain the annual expenses of Class A at 0.51% and Class B 0.89% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $99,176 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.47% of the portfolio's average daily net assets. In addition, for the year ended December 31, 2005, the Advisor waived $8,199 of record keeping fees for Class B shares of DWS Balanced VIP.

(3) Prior to October 1, 2006, the investment management fee for DWS Blue Chip VIP was calculated according to the following schedule: 0.650% of average daily net assets.

(4) Prior to October 1, 2006, the investment management fee for DWS Core Fixed Income VIP was calculated according to the following schedule: 0.600% of average daily net assets.

(5) Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Davis Venture Value VIP's total operating expenses at 0.89% and 1.29% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 0.86% and 1.26% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(6) For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 0.853% and Class B at 1.003% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $187,410 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $7,238 of record keeping fees for Class B shares of DWS Davis Venture Value VIP.

(7) Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Dreman High Return Equity VIP's total operating expenses at 0.78% and 1.15% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Dreman High Return Equity VIP in the amount of $9,001.

(8) Prior to October 1, 2006, the investment management fee for DWS Dreman Small Mid Cap Value VIP was calculated according to the following schedule: 0.750% of average daily net assets.

(9) Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Global Thematic VIP's total operating expenses at 1.12% and 1.52% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 1.10% and 1.50% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS
      Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.56% and Class B at 1.96%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.04% and Class B at 1.44% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $112,367 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $1,700 of record keeping fees for Class B shares of DWS Global Thematic VIP.

(10) Prior to October 1, 2006, the investment management fee for DWS Government & Agency Securities VIP was calculated according to the following schedule: 0.550% of average daily net assets. Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Government & Agency Securities VIP's total operating expenses at 0.63% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(11) Prior to October 1, 2006, the investment management fee for DWS High Income VIP was calculated according to the following schedule: 0.600% of average daily net assets.

(12)  Prior  to  October  1,  2006,  the  investment   management  fee  for  DWS
      International Select Equity VIP was calculated according to the following schedule: 0.750% of average daily net assets.

(13) For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit the fees and reimburse each class of DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 1.15% and Class B at 1.55%. Effective May 2, 2005, through April 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 0.95%. Effective May 2, 2005, through September 30, 2005, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class B at 1.35%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth & Income VIP to the extent  necessary  to  maintain  annual  expenses  of  Class  B at  1.003%
      (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $6,113 of record keeping fees for Class B shares of the portfolio.

(14) Prior to April 11, 2007, the investment management fee for DWS Large Cap Value VIP was calculated according to the following schedule: 0.750% of the first $250 million of average daily net assets; 0.725% of the next $750 million of average daily net assets; 0.700% of the next $1.5 billion of average daily net assets; 0.675% of the next $2.5 billion of average daily net assets; 0.650% of the next $2.5 billion of average daily net assets; 0.625% of the next $2.5 billion of average daily net assets; 0.600% of the next $2.5 billion of average daily net assets and 0.575% of average daily net assets in excess of $12.5 billion. For the year ended December 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Large Cap Value VIP to the extent necessary to maintain annual expenses of Class A at 0.80% and Class B at 1.20%. For the year ended December 31, 2005, the Advisor waived $12,690 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the portfolio's average daily net assets. In addition, for the year ended December 31, 2005, the Advisor waived $536 of record keeping fees for Class B shares of the DWS Large Cap Value VIP.

(15) Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Mid Cap Growth VIP's total operating expenses at 0.90% and 1.30% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain so that the portfolio's total operating expenses will not exceed 0.94% and 1.34% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Mid Cap Growth VIP in the amount of $2,088. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class B at 1.308% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $32,030 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $2,113 of record keeping fees for Class B shares of DWS Mid Cap Growth VIP. For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. For the year ended December 31, 2004, the Advisor waived $42,450 of management fees.

(16) Prior to November 6, 2006, the investment management fee for DWS Money Market VIP was calculated according to the following schedule: 0.500% of the first $215 million of average daily net assets; 0.375% of the next $335 million of average daily net assets; 0.300% of the next $250 million of average daily net assets and 0.250% of average daily net assets in excess of $800 million. Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Money Market VIP's total operating expenses at 0.44% and 0.81% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(17) Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Small Cap Growth VIP's total operating expenses at 0.72% and 1.09% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Small Cap Growth VIP to the extent necessary to maintain the annual expense of Class A at 0.72% and Class B at 1.09% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the Advisor waived $9,538 of record keeping fees for Class B shares of the DWS Small Cap Growth VIP. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Small Cap Growth VIP in the amount of $3,729.

(18) Prior to October 1, 2006, the investment management fee for DWS Strategic Income VIP was calculated according to the following schedule: 0.650% of average daily net assets. For the period from January 1, 2005, through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Strategic Income VIP to the extent necessary to maintain the annual expenses of Class A at 1.05% and Class B at 1.30%. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Strategic Income VIP in the amount of $12,068. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Strategic Income VIP to the extent necessary to maintain the annual expenses of Class B at 1.199% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). In addition, for the year ended December 31, 2005, the Advisor waived $5,796 of record keeping fees for Class B shares of the DWS Strategic Income VIP.

(19) For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Turner Mid Cap Growth VIP in the amount of $535. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expense of Class B at 1.087% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting fee savings). For the year ended December 31, 2005, the Advisor waived $6,545 of record keeping fees for Class B shares of DWS Turner Mid Cap Growth VIP.


Subadvisor to DWS Core Fixed Income VIP

Aberdeen Asset Management Inc. ("AAMI") is the sub-advisor to the Portfolio (the "Aberdeen Subadvisory Agreement"). As subadvisor, AAMI, under the supervision of the Board of Trustees and the Advisor, makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct wholly-owned subsidiary of Aberdeen PLC, and a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Under the terms of the Aberdeen Subadvisory Agreement, AAMI agrees, subject to the supervision and control of the Advisor and the Board, to manage the securities and assets of the Portfolio entrusted to it by the Advisor and in accordance with the Portfolio's investment objective, policies and restrictions. AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. As compensation for its services under the Aberdeen Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.38% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement will have an initial term of two years (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a "majority of the outstanding voting securities" of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMI is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement prevents AAMI or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement, AAMI will be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement.


The Advisor pays AAMI a subadvisory fee at the annual rate, payable monthly, of 0.38% of the portfolio's average daily net assets. The subadvisory fee paid by DIMA to AAMI for DWS Core Fixed Income VIP for the fiscal year ended December 31, 2006 was $1,348,400 and for the period December 2, 2005 to December 31, 2005 was $106,768.


Subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisors, L.P. ("DSA"), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to DWS Davis Venture Value VIP. DSA has served as subadvisor to the Portfolio since its inception. DSA is a limited partnership, Davis Investments, LLC is the general partner; Christopher C. Davis is the managing member of Davis Investments, LLC.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA was last renewed on September 22, 2006 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by DSA, by DIMA or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio    Annual Subadvisory Fee Rate
-----------------------------------------    ---------------------------

 $0-$100 million                                        0.50%
 Next $400 million                                      0.45%
 On amounts over $500 million                           0.40%

The subadvisory fees paid by DIMA to DSA for DWS Davis Venture Value VIP for the past three fiscal years are as follows:

                                        2006            2005            2004
                                        ----            ----            ----
 DWS Davis Venture Value VIP
                                     $1,851,632      $1,651,883      $1,347,251

Subadvisor to DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP. Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for DWS Dreman High Return Equity VIP since its inception and for DWS Dreman Small Mid Cap Value VIP since January 18, 2002. DVM is controlled by David Dreman.

Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.


The  subadvisory  agreement  with DVM for DWS Dreman Small Mid Cap Value VIP was last renewed on September 22, 2006 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement. DVM may terminate the subadvisory agreement upon 90 days' notice to the Advisor.

Pursuant to separate subadvisory agreements dated April 8, 2002 and April 5, 2002, DVM receives a subadvisory fee of 1/12 of an annualized rate, payable monthly, of 0.3375% of 1% of the average daily net assets for DWS Dreman High Return Equity VIP. Effective January 18, 2002, DVM also receives a subadvisory fee of 1/12 of an annualized rate, payable monthly, of 0.375% of 1% of the average daily net assets for DWS Dreman Small Mid Cap Value VIP. Fees paid to DVM for the last three fiscal years were as follows:


                                                 2006             2005                 2004
                                                 ----             ----                 ----


 DWS Dreman High Return Equity VIP            $3,196,136       $2,946,412        $2,568,258
 DWS Dreman Small Mid Cap Value VIP           $2,326,338       $1,995,042        $1,568,583

Subadvisor to DWS Janus Growth & Income VIP. Janus Capital Management LLC ("Janus Capital") 151 Detroit Street, Denver, Colorado 80206-4928, is the
subadvisor to DWS Janus Growth & Income VIP. Janus Capital is a direct subsidiary of Janus Capital Group Inc. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital has served as subadvisor to the Portfolio since its inception on October 29, 1999.

Under the terms of the subadvisory agreement, Janus Capital manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.


The subadvisory agreement provides that Janus Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Janus Capital in the performance of its duties or from reckless disregard by Janus Capital of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with Janus Capital was last renewed on September 22, 2006 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by Janus Capital, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays Janus Capital for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios     Annual Subadvisory Fee Rate
------------------------------------------     ---------------------------

 First $25 million                                      0.45%
 Next $125 million                                      0.40%
 Next $600 million                                      0.375%
 Over $750 million                                      0.35%


The subadvisory fees paid by DIMA to Janus Capital for DWS Janus Growth & Income VIP for the past three fiscal years are as follows:


                                    2006            2005              2004
                                    ----            ----              ----

DWS Janus Growth & Income VIP     $909,764        $569,033         $1,036,387

Subadvisor to DWS Large Cap Value VIP. Effective February 5, 2007, the Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, an investment advisor registered with the US Securities and Exchange Commission, is the subadvisor to the DWS Large Cap Value VIP. DeAMi renders investment advisory and management services to DWS Large Cap Value VIP pursuant to the terms of a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between DeAMi and DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement, DeAMi will manage the investment and reinvestment of the Portfolio's portfolio and will provide such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as subadvisor to the Fund at an annual rate of 50% of the Advisor's annual management fee it receives from DWS Large Cap Value VIP.

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Subadvisor to DWS Turner Mid Cap Growth VIP. Turner Investment Partners, Inc. ("TIP"), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is the subadvisor to DWS Turner Mid Cap Growth VIP. TIP is controlled by Robert E. Turner and Mark D. Turner. TIP has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP was last renewed on September 22, 2006 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by TIP, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio          Annual Subadvisory Fee Rate
-----------------------------------------          ---------------------------

 $0-$50 million                                              0.550%
 Next $200 million                                           0.525%
 On amounts over $250 million                                0.500%

The subadvisory fees paid by DIMA to TIP for DWS Turner Mid Cap Growth VIP for the past three fiscal years are as follows:

                                     2006            2005            2004
                                     ----            ----            ----


 DWS Turner Mid Cap Growth VIP     $805,959        $725,709        $693,454


                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio's investments, references in this section to the "Advisor" should be read to mean the sub-advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.


Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.


Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Portfolios to obtain third party research and brokerage services. The Advisor may, in the future, change this policy.
Regardless, certain Sub-Advisors may, December 31, December 31, as matter of internal policy, limit or 2006 2005 preclude third party research and brokerage services.


DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.


Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolios' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.


DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Portfolios and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolios a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than DWS Money Market VIP, are listed below. Each Portfolio's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations. Frequency of portfolio turnover will not be a limiting factor should the Advisor or a Subadvisor deem it desirable to purchase or sell securities.

Purchases and sales are made for a Portfolio whenever necessary, in management's opinion, to meet a Portfolio's objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Portfolio turnover rates for the years ended December 31, 2006 and 2005, respectively, for the Portfolios are as follows:

 Name                                                  December 31, 2006   December 31, 2005
 ----                                                  -----------------   -----------------

DWS Balanced VIP(1)                                             108%                 121%
DWS Blue Chip VIP                                               226%                 288%
DWS Core Fixed Income VIP(2)                                    183%                 164%
DWS Davis Venture Value VIP                                      16%                   8%
DWS Dreman High Return Equity VIP                                20%                  10%
DWS Dreman Small Cap Value VIP                                   52%                  61%
DWS Global Thematic VIP                                         136%                  95%
DWS Government & Agency Securities VIP(3)                       241%                 191%
DWS High Income VIP                                              93%                 100%
DWS International Select Equity VIP                             122%                  93%
DWS Janus Growth & Income VIP                                    44%                  32%
DWS Large Cap Value VIP                                          76%                  64%
DWS Mid Cap Growth VIP                                           46%                 104%
DWS Small Cap Growth VIP                                         73%                  94%
DWS Strategic Income VIP                                        143%                 120%
DWS Technology VIP                                               49%                 135%
DWS Turner Mid Cap Growth VIP                                   148%                 151%

(1) The portfolio turnover rate including mortgage dollar roll transactions was 122% for the years ended December 31, 2005.

(2) The portfolio turnover rates including mortgage dollar roll transactions were 198% and 241% for the years ended December 31, 2006 and 2005, respectively.

(3) The portfolio turnover rates including mortgage dollar roll transactions were 403% and 325% for the years ended December 31, 2006 and December 31, 2005, respectively.

DWS Balanced VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                        Value of Securities Owned as
                                                            of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------            --------------

Bank of America Corp.                                                  $7,960
Wachovia                                                               $5,239
JPMorgan Chase & Co.                                                   $5,047
Lehman Brothers                                                        $4,616
Goldman Sachs & Co.                                                    $3,612
National City Corp.                                                    $3,276
US Bancorp                                                             $3,228
Washington Mutual Inc.                                                 $2,857
Merrill Lynch, Pierce, Fenner & Smith, Inc.                            $2,045
Morgan Stanley                                                         $1,881
Regions Financial Corp.                                                $1,321
Suntrust Banks, Inc.                                                   $1,089
Popular North America Inc.                                               $974
Goldman Sachs & Co.                                                      $697
Lehman Brothers Holdings, Inc.                                           $633
Washington Mutual Inc.                                                   $593
Sterling Bancshares Inc.                                                 $417
FirstFed Financial Corp.                                                 $415
Merrill Lynch, Pierce, Fenner & Smith, Inc.                              $392
First Cmnty Bancorp                                                      $340
Ispat Inland ULC                                                         $317
Corus Bankshares Inc.                                                    $311
Bankunited Financial Corp.                                               $304
Fremont General Corp.                                                    $300
E-Trade Financial Corp.                                                  $299
Hanmi Financial Corp.                                                    $279
PFF Bancorp Inc.                                                         $267
Tierone Corp.                                                            $190
CVB Financial Corp.                                                      $132
Pacific Capital Bancorp                                                  $131
WSFS Financial Corp.                                                     $127
City Holdings Co.                                                        $123
First Niagara Financial Group Inc.                                       $119
Taylor Cap Group Inc.                                                    $106
Center Financial Corp.                                                   $105
Frontier Financial Corp.                                                  $90
Sterling Financial Corp.                                                  $78
Trustmark Corp.                                                           $72
Oriental Finance Group, Inc.                                              $71
Netbank Inc.                                                              $52
Greater Bay Bancorp                                                       $50
SWS Group, Inc.                                                           $50
West Coast Bancorp                                                        $38
Bancfirst Corp.                                                           $38
Banner Corp.                                                              $35
Franklin Bank Corp                                                        $29
Prosperity Bancshares Inc.                                                $24
Preferred Bank Los Angeles                                                $24
United Community Financial Corp.                                          $23
Sandy Spring Bancorp                                                      $15


DWS Blue Chip VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Core Fixed Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                                       Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

Bacap Distributors, LLC                                                              $356
Merrill Lynch & Co.                                                                $1,449
Sumitomo Mitsui Financial Group                                                    $1,491
Wachovia Bank                                                                      $2,309
China Trust Commercial Bank Co.                                                      $972


DWS Davis Venture Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

Ambac Financial Group, Inc.                                                          $276
American International Group, Inc.                                                $19,004
H&R Block, Inc.                                                                    $4,539
Citigroup Inc.                                                                     $9,597
HSBC Holdings PLC                                                                 $12,091
JPMorgan Chase & Co.                                                              $17,469
Mellon Financial Corp.                                                             $1,905
Morgan Stanley                                                                     $3,111
Principal Financial Group, Inc.                                                    $1,450
State Street Corp.                                                                   $816
Wachovia Corp.                                                                    $10,273
Ameriprise Financial, Inc.                                                         $4,884
Dun & Bradstreet Corp DEL                                                          $4,131



                                       47

DWS Dreman High Return Equity VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

American International Group, Inc.                                               $9,244
Bank of America Corp.                                                           $33,301
Citigroup, Inc.                                                                  $8,962
JPMorgan Chase & Co.                                                             $7,673
Wachovia Corp.                                                                  $17,279
Washington Mutual                                                               $46,462

DWS Dreman Small Mid Cap Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

Apollo Investment Corp.                                                          $5,522
Friedman Billings & Ramsey                                                        $222
Waddell & Reed Financial, Inc.                                                   $1,551


DWS Global Thematic VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

Julius Baer International, Ltd.                                                    $1,243
ABN Amro Holding NV                                                                $2,203
Commerzbank AG                                                                     $1,892
Credit Suisse Group                                                                $1,521
DBS Group Holdings Ltd.                                                              $545
Erste Bank Der Oesterreichischen Sparkassen                                          $834
Hypo Real Estate Hldgs                                                             $1,407
Mizuho Financial Groupe                                                            $3,004
Nomura Securities                                                                  $1,285
Industrial and Commercial Bank of China                                              $620
Julius Baer Holdings AG-B                                                          $1,243
Kasilkombank Pcl-Foreign                                                             $290
Nomura Holdings Inc. #8604                                                         $1,285
OTP Bank Rt.                                                                         $879
Shinsei Bank Ltd.                                                                  $2,924
Siam City Bank Pcl                                                                   $185

DWS Government & Agency Securities VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio did not hold any securities of its regular brokers or dealers.



                                       48

DWS High Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

E-Trade Financial Corp.                                                            $1,938
Ispat Inland ULC                                                                   $2,034

DWS International Select Equity VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

Anglo Irish Bank Corp. Plc                                                         $4,432
Commerzbank AG                                                                     $3,085
Erste Bank Der Oesterreichischen Sparkassen                                        $4,500
Hypo Real Estate Hldgs                                                             $8,740
KBC Groupe                                                                         $5,863
National Bank of Greece                                                            $5,236
Unicredito Italiano SpA                                                            $7,175


DWS Janus Growth & Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

Citigroup Inc.                                                                   $7,782
JPMorgan Chase & Co.                                                             $5,515


DWS Large Cap Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                      Value of Securities Owned as
                                                                          of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                          (in thousands)
---------------------------------------------------                          --------------
American International Group, Inc.                                                 $8,463
Bank of America Corp.                                                             $11,422
Citigroup Inc.                                                                    $12,505
Goldman Sachs Group, Inc.                                                          $3,210
JPMorgan Chase & Co.                                                               $9,428
Lehman Brothers Holdings, Inc.                                                     $5,547
Morgan Stanley                                                                     $3,501
Suntrust Banks, Inc.                                                               $2,044
Wachovia Corp.                                                                     $9,687
Washington Mutual                                                                  $5,172


                                       49


DWS Mid Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

Affiliated Mangers Group, Inc.                                                  $2,345
E-Trade Financial Corp.                                                         $1,090
Jefferies Group, Inc.                                                           $1,247
Nuveen Investments, Inc.                                                        $1,240


DWS Money Market VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

BNP Paribas                                                                        $3,000
Goldman Sachs Group, Inc.                                                          $9,000
JP Morgan Chase & Co.                                                              $1,501
Marshall & Ilsley Corp.                                                            $4,000
Merrill Lynch & Co.                                                                $2,501
Skandinaviska Enskilda Banken AB                                                   $4,000
State Street Corp.                                                                    $89
Unicredito Italiano Bank (Ireland) PLC                                             $5,000
DNB NOR Bank ASA                                                                   $9,500

DWS Small Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:


                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

Thomas Weisel Partners                                                          $2,595
Kohlberg Capital Corp.                                                          $1,683

DWS Strategic Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:



                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------


E-Trade Financial Corp.                                                           $147
Indonisia Rep.                                                                    $468
Ispat Inland ULC                                                                  $220

DWS Technology VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio did not hold any securities of its regular brokers or dealers.




                                       50




                                       51




                                       52



DWS Turner Mid Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                                     Value of Securities Owned as
                                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------


Affiliated Managers Group, Inc.                                                     $1,816
Greenhill & Co., Inc.                                                               $1,027
Northern Trust Corp.                                                                $1,490
T. Rowe Price Group, Inc.                                                           $2,651
Ameritrade Holding Corp.                                                              $893

The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

                                                     Fiscal 2006       Fiscal 2005       Fiscal 2004
                                                     -----------       -----------       -----------
 Portfolio

 DWS Balanced VIP                                        $529,681          $559,360          $259,205

 DWS Blue Chip VIP                                       $353,271          $140,407          $437,994
 DWS Core Fixed Income VIP                                     $0                $0                $0
 DWS Davis Venture Value VIP                              $90,519           $82,063           $72,280
 DWS Dreman High Return Equity VIP                       $344,095          $164,905          $182,508
 DWS Dreman Small Mid Cap Value VIP                    $1,450,335        $1,430,062        $1,449,022
 DWS Global Thematic VIP                                 $666,802          $260,871          $149,399
 DWS Government & Agency Securities VIP                    $7,131            $8,678                $0
 DWS High Income VIP                                           $0                $0                $0
 DWS International Select Equity VIP                   $1,099,630          $633,618          $553,166
 DWS Janus Growth & Income VIP                           $157,114          $123,775          $211,249
 DWS Large Cap Value VIP                                 $485,059          $377,944          $270,524
 DWS Money Market VIP                                          $0                $0                $0
 DWS Mid Cap Growth VIP                                   $75,020          $138,639          $144,175
 DWS Small Cap Growth VIP                                $632,776          $821,102          $937,527
 DWS Strategic Income VIP                                  $5,556           $11,767                $0
 DWS Technology VIP                                      $379,052        $1,109,118          $982,299
 DWS Turner Mid Cap Growth VIP                           $400,264          $379,027          $741,896



                                       53


In addition, for the fiscal year ended December 31, 2006, the Portfolios paid commissions to brokers for research services as follows:


                                                                          Percentage of
                                                     Percentage of         Transactions       Dollar Amount of
                                                      Commissions           Involving         Commissions Paid
                                                   Paid to Affiliated  Commissions Paid to     to Brokers for
Portfolio                                               Brokers         Affiliated Brokers    Research Services
---------                                               -------         ------------------    -----------------

DWS Balanced VIP                                          0%                   0%                   $0
DWS Blue Chip VIP                                         0%                   0%                   $0
DWS Core Fixed Income VIP                                 0%                   0%                   $0
DWS Davis Venture Value VIP                               0%                   0%                   $0
DWS Dreman High Return Equity VIP                         0%                   0%                   $0
DWS Dreman Small Mid Cap Value VIP                        0%                   0%                   $0
DWS Global Thematic VIP                                   0%                   0%                   $0
DWS Government & Agency Securities VIP                    0%                   0%                   $0
DWS High Income VIP                                       0%                   0%                   $0
DWS International Select Equity VIP                       0%                   0%                   $0
DWS Janus Growth & Income VIP                             0%                   0%                   $0
DWS Large Cap Value VIP                                   0%                   0%                   $0
DWS Money Market VIP                                      0%                   0%                   $0
DWS Mid Cap Growth VIP                                    0%                   0%                   $0
DWS Small Cap Growth VIP                                  0%                   0%                   $0
DWS Strategic Income VIP                                  0%                   0%                   $0
DWS Technology VIP                                        0%                   0%                   $0
DWS Turner Mid Cap Growth VIP                             0%                   0%                   $0

Regulatory Matters. On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

For discussion of other regulatory matters see the Portfolios' prospectuses.


Codes of Ethics. The Fund, Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members and officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods (generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers Advised by the Advisor or its Affiliates. The Portfolio has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Portfolio Ownership of Portfolio Managers. For Portfolios managed by the Advisor or an affiliated Advisor the following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolio's management team (except DWS Money Market VIP) in the applicable Portfolio as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolio's most recent fiscal year end.

                                                                  Dollar Range of      Dollar Range of All
                                     Name of                     Portfolio Shares        DWS Fund Shares
Name of Portfolio                    Portfolio Manager                 Owned                  Owned
-----------------                    -----------------                 -----                  -----

Balanced                             William Chepolis                  $0              $100,001 - $500,000
                                     Matthew F. MacDonald              $0                 $1 - $10,000
                                     Inna Okounkova                    $0(2)           $100,001 - $500,000
                                     Jin Chen                          $0              $100,001 - $500,000
                                     Gary Sullivan                     $0               $10,001 - $50,000
                                     Julie VanCleave                   $0                Over $1,000,000
                                     Robert Wang                       $0(1)           $50,001 - $100,000
                                     Julie Abbett                      $0              $50,001 - $100,000
                                     Thomas Picciochi                  $0               $10,001 - $50,000

Blue Chip                            Julie Abbett                      $0              $50,001 - $100,000
                                     Robert Wang                       $0(3)           $50,001 - $100,000
                                     Jin Chen                          $0(4)           $100,001 - $500,000

Global Thematic                      Oliver Kratz                      $0(5)           $100,001 - $500,000

Government & Agency Securities       William Chepolis                  $0(6)           $100,001 - $500,000
                                     Matthew F. MacDonald              $0                 $1 - $10,000

High Income                          Gary Sullivan                     $0               $10,001 - $50,000

International Select Equity          Matthias Knerr                    $0(7)               $500,001 -
                                                                                           $1,000,000

Large Cap Value                      Thomas Schuessler(10)             $0                      $0

Mid Cap Growth                       Robert S. Janis                   $0(8)             Over $1,000,000
                                     Joseph Axtell                     $0              $100,001 - $500,000

Small Cap Growth                     Robert S. Janis                   $0(9)             Over $1,000,000
                                     Joseph Axtell                     $0              $100,001 - $500,000

Strategic Income                     William Chepolis                  $0              $100,001 - $500,000
                                     Matthew F. MacDonald              $0                 $1 - $10,000
                                     Robert Wang                       $0              $50,001 - $100,000
                                     Gary Sullivan                     $0               $10,001 - $50,000
                                     Thomas Picciochi                  $0               $10,001 - $50,000

Technology                           Brian S. Peters                   $0              $100,001 - $500,000
                                     Kelly P. Davis                    $0               $10,001 - $50,000



(1)   Although  the  Portfolio  Manager  does  not  have an  investment  in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Balanced Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(2)   Although  the  Portfolio  Manager  does  not  have an  investment  in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Balanced Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(3)   Although  the  Portfolio  Manager  does  not  have an  investment  in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Blue Chip Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(4)   Although  the  Portfolio  Manager  does  not  have an  investment  in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Blue Chip Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(5)   Although  the  Portfolio  Manager  does  not  have an  investment  in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in DWS Global Thematic Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(6)   Although  the  Portfolio  Manager  does  not  have an  investment  in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS U.S. Government Securities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(7)   Although  the  Portfolio  Manager  does  not  have an  investment  in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in DWS International Select Equity Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(8)   Although  the  Portfolio  Manager  does  not  have an  investment  in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in DWS Mid Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(9)   Although  the  Portfolio  Manager  does  not  have an  investment  in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in DWS Small Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(10) Because the portfolio manager is not resident in the US, the manager generally does not invest in US registered investment companies, such as the Portfolio, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Portfolios, the Portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.

Other SEC Registered Investment Companies Managed:
--------------------------------------------------

                                                                                      Number of
                                                                                     Investment
                                                  Number of      Total Assets of       Company     Total Assets of
                                                  Registered       Registered       Accounts with    Performance-
                        Name of Portfolio         Investment       Investment       Performance-      Based Fee
Name of Portfolio       Manager                   Companies         Companies         Based Fee        Accounts
-----------------       -------                   ---------         ---------         ---------        --------

Balanced                William Chepolis              15          $8,984,643,553          0               $0
                        Matthew F. MacDonald          15          $8,984,643,553          0               $0
                        Inna Okounkova                10          $3,284,796,259          0               $0
                        Jin Chen                      13          $3,395,220,977          0               $0
                        Gary Sullivan                 11          $6,376,915,299          0               $0
                        Julie VanCleave               4           $5,233,473,216          0               $0
                        Robert Wang                   27          $8,295,838,849          0               $0
                        Julie Abbett                  13          $3,395,220,977          0               $0
                        Thomas Picciochi              5           $1,003,120,524          0               $0

Blue Chip               Julie Abbett                  13          $3,666,565,561          0               $0
                        Robert Wang                   27          $8,567,183,433          0               $0
                        Jin Chen                      13          $3,666,565,561          0               $0

Global Thematic         Oliver Kratz                  7           $3,306,505,123          0               $0

Government & Agency
Securities              William Chepolis              15          $9,371,698,928          0               $0
                        Matthew F. MacDonald          15          $9,371,698,928          0               $0

High Income             Gary Sullivan                 11          $6,632,940,535          0               $0

International Select
Equity                  Matthias Knerr                3           $1,333,113,561          0               $0


Large Cap Value         Thomas Schuessler             0                       $0          0               $0


Mid Cap Growth          Robert S. Janis               6           $2,388,613,541          0               $0
                        Joseph Axtell                 8           $3,522,085,511          0               $0

Small Cap Growth        Robert S. Janis               6           $2,196,522,518          0               $0
                        Joseph Axtell                 8           $3,329,994,487          0               $0

Strategic Income        William Chepolis              15          $9,505,270,788          0               $0
                        Matthew F. MacDonald          15          $9,505,270,788          0               $0
                        Robert Wang                   28          $8,926,894,529          0               $0
                        Gary Sullivan                 11          $6,897,542,534          0               $0
                        Thomas Picciochi              6           $1,523,747,759          0               $0

Technology              Brian S. Peters               1           $1,077,995,078          0               $0
                        Kelly P. Davis                1           $1,077,995,078          0               $0



                                       58

Other Pooled Investment Vehicles Managed:

                                                                                      Number of
                                                                                       Pooled
                                                                                     Investment      Total Assets
                                                  Number of                            Vehicle            of
                                                    Pooled       Total Assets of    Accounts with    Performance-
                        Name of Portfolio         Investment         Pooled         Performance-      Based Fee
Name of Portfolio       Manager                    Vehicles    Investment Vehicles    Based Fee        Accounts
-----------------       -------                    --------    -------------------    ---------        --------

Balanced                William Chepolis              0                      $0           0                    $0
                        Matthew F. MacDonald          0                      $0           0                    $0
                        Inna Okounkova                4            $289,159,818           0                    $0
                        Jin Chen                      3             $51,101,715           0                    $0
                        Gary Sullivan                 0                      $0           0                    $0
                        Julie VanCleave               1              $6,182,275           0                    $0
                        Robert Wang                   7            $575,177,702           1          $176,972,049
                        Julie Abbett                  3             $51,101,715           0                    $0
                        Thomas Picciochi              3            $188,728,880           2          $179,039,212

Blue Chip               Julie Abbett                  3             $51,101,715           0                    $0
                        Robert Wang                   7            $575,177,702           1          $176,972,049
                        Jin Chen                      3             $51,101,715           0                    $0

Global Thematic         Oliver Kratz                  1              $4,213,614           0                    $0

Government & Agency
Securities              William Chepolis              0                      $0           0                    $0
                        Matthew F. MacDonald          0                      $0           0                    $0

High Income             Gary Sullivan                 0                      $0           0                    $0

International    Select
Equity                  Matthias Knerr                0                      $0           0                    $0


Large Cap Value         Thomas Schuessler             0                      $0           0                    $0


Mid Cap Growth          Robert S. Janis               0                      $0           0                    $0
                        Joseph Axtell                 0                      $0           0                    $0


Small Cap Growth        Robert S. Janis               0                      $0           0                    $0
                        Joseph Axtell                 0                      $0           0                    $0


Strategic Income        William Chepolis              0                      $0           0                    $0
                        Matthew F. MacDonald          0                      $0           0                    $0
                        Robert Wang                   7            $575,177,702           1          $176,972,049
                        Gary Sullivan                 0                      $0           0                    $0
                        Thomas Picciochi              3            $188,728,880           2          $179,039,212

Technology              Brian S. Peters               0                      $0           0                    $0
                        Kelly P. Davis                0                      $0           0                    $0



                                       59

Other Accounts Managed:

                                                                                      Number of      Total Assets
                                                                                        Other             of
                                                    Number                          Accounts with    Performance-
                        Name of Portfolio          of Other      Total Assets of    Performance-      Based Fee
Name of Portfolio       Manager                    Accounts      Other Accounts       Based Fee        Accounts
-----------------       -------                    --------      --------------       ---------        --------


Balanced                William Chepolis              1             $52,372,277               0                $0
                        Matthew F. MacDonald          1             $52,372,277               0                $0
                        Inna Okounkova                0                      $0               0                $0
                        Jin Chen                      6            $763,894,039               0                $0
                        Gary Sullivan                 0                      $0               0                $0
                        Julie VanCleave               11           $545,714,131               0                $0
                        Robert Wang                   40         $8,047,671,160               3      $399,580,293
                        Julie Abbett                  6            $763,894,039               0                $0
                        Thomas Picciochi              12           $384,921,020              10      $295,383,226


Blue Chip               Julie Abbett                  6            $763,894,039               0                $0
                        Robert Wang                   40         $8,047,671,160               3       $399,58,293
                        Jin Chen                      6            $763,894,039               0                $0

Global Thematic         Oliver Kratz                  6          $1,149,574,011               1      $219,407,237

Government & Agency
Securities              William Chepolis              1             $52,372,277               0                $0
                        Matthew F. MacDonald          1             $52,372,277               0                $0

High Income             Gary Sullivan                 0                      $0               0                $0

International Select
Equity                  Matthias Knerr                3            $593,295,278               0                $0


Large Cap Value         Thomas Schuessler             1          $2,696,256,205               1      $902,276,458


Mid Cap Growth          Robert S. Janis               1             $97,549,054               0                $0
                        Joseph Axtell                 1             $97,549,054               0                $0

Small Cap Growth        Robert S. Janis               1             $97,549,054               0                $0
                        Joseph Axtell                 1             $97,549,054               0                $0

Strategic Income        William Chepolis              1             $52,372,277               0                $0
                        Matthew F. MacDonald          1             $52,372,277               0                $0
                        Robert Wang                   40         $8,047,671,160               3       $399,58,293
                        Gary Sullivan                 0                      $0               0                $0
                        Thomas Picciochi              12           $384,921,020              10      $295,383,226

Technology              Brian S. Peters               0                      $0               0                $0
                        Kelly P. Davis                0                      $0               0                $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolio. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Portfolio and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor, including other client accounts managed by the Portfolio's management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Portfolio may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Portfolio's management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Portfolio's Board of Trustees.

Compensation of Portfolio Managers of Non-affiliated Subadvised Portfolios



Remuneration of Personnel for DWS Core Fixed Income VIP:

Aberdeen's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Fund's portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews.

The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of Aberdeen. In calculating a portfolio manager's bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

DWS Davis Venture Value VIP

Kenneth Feinberg's compensation for services provided consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in the Davis Selected Adviser, L.P.'s ("Davis") profits, (iii) awards of equity ("Units") in Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' compensation for services provided to Davis consists of a base salary. Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP

The Portfolios have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The subadvisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a portfolio's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvisor's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

o Relative ranking of a portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories. The portfolios' performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

o Relative performance of a portfolio's performance against the pre-determined indices for the product strategy against which a portfolio's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

o Performance of a portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

o Ability to work well with other members of the investment professional team and mentor junior members.

o Contributions to the organizational overall success with new product strategies.

o Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

DWS Janus Growth & Income VIP

The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2006.

The portfolio manager is compensated by Janus Capital for managing the Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on
individual   performance,   with  additional
compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Large-Cap Core Funds.

DWS Turner Mid Cap Growth VIP

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all portfolio managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Portfolio Ownership of Portfolio Managers for each Portfolio managed by a Subadvisor. The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team in the applicable Portfolio, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios' most recent fiscal year end.

                                      Name of                            Dollar Range of
Name of Portfolio                     Portfolio Manager               Portfolio Shares Owned
-----------------                     -----------------               ----------------------

Core Fixed Income                     Gary W. Bartlett                       $0
                                      J. Christopher Gagnier                 $0
                                      Warren S. Davis                        $0
                                      Daniel R. Taylor                       $0
                                      Thomas J. Flaherty                     $0


                                       65

                                      Name of                            Dollar Range of
Name of Portfolio                     Portfolio Manager               Portfolio Shares Owned
-----------------                     -----------------               ----------------------

                                      Timothy C. Vile                        $0
                                      William T. Lissenden                   $0

Davis Venture Value                   Christopher C. Davis                   $0(1)
                                      Kenneth Charles Feinberg               $0(1)

Dreman High Return Equity             David N. Dreman                        $0
                                      E. Clifton Hoover, Jr.                 $0
                                      F. James Hutchinson                    $0

Dreman Small Mid Cap Value            David N. Dreman                        $0
                                      E. Clifton Hoover, Jr.                 $0
                                      Mark Roach                             $0

Janus Growth & Income                 Minyoung Sohn                          $0

Turner Mid Cap Growth                 Tara Hedlund                           $0
                                      Jason Schrotberger                     $0
                                      Christopher K. McHugh                  $0

(1) Although the portfolio managers do not have an investment in this variable annuity portfolio, the Portfolio Managers do hold over $1 million individually in a retail mutual fund that has the same investment strategy as the Portfolio.

Although the portfolio managers do not have an investment in the portfolios, the portfolio managers may have an investment in the retail fund that has the same investment strategy.

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the applicable subadvisor. The tables below show for each Portfolio managed by a Subadvisor, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                     Number of
                                                                                    Investment
                                                  Number of     Total Assets of       Company     Total Assets of
                                                 Registered       Registered       Accounts with    Performance-
                        Name of Portfolio        Investment       Investment       Performance-      Based Fee
Name of Portfolio       Manager                   Companies        Companies         Based Fee        Accounts
-----------------       -------                   ---------        ---------         ---------        --------

Core Fixed Income       Gary W. Bartlett             10        $3,188,531,998            0               $0
                        J. Christopher Gagnier       10        $3,188,531,998            0               $0
                        Warren S. Davis, III         10        $3,188,531,998            0               $0
                        Daniel R. Taylor             10        $3,188,531,998            0               $0
                        Thomas J. Flaherty           10        $3,188,531,998            0               $0
                        Timothy C. Vile              10        $3,188,531,998            0               $0
                        William T. Lissenden         10        $3,188,531,998            0               $0


                                       66

                                                                                     Number of
                                                                                    Investment
                                                  Number of     Total Assets of       Company     Total Assets of
                                                 Registered       Registered       Accounts with    Performance-
                        Name of Portfolio        Investment       Investment       Performance-      Based Fee
Name of Portfolio       Manager                   Companies        Companies         Based Fee        Accounts
-----------------       -------                   ---------        ---------         ---------        --------


Davis Venture Value     Christopher C. Davis         31        $76,000,000,000           0               $0
                        Kenneth Charles
                        Feinberg                     31        $76,000,000,000           0               $0


Dreman High Return
Equity                  David N. Dreman              20        $17,500,000,000           0               $0
                        E. Clifton Hoover, Jr.       14        $15,600,000,000           0               $0
                        F. James Hutchinson           8        $12,800,000,000           0               $0

Dreman Small Mid Cap
Value                   David N. Dreman              20        $17,500,000,000           0               $0
                        E. Clifton Hoover, Jr.       14        $15,600,000,000           0               $0
                        Mark Roach                   10        $3,000,000,000            0               $0

Janus Growth & Income   Minyoung Sohn                 7        $8,352,489,995            0               $0


Turner Mid Cap Growth   Tara Hedlund                  9        $2,700,000,000            1           $24,000,000
                        Jason Schrotberger           13        $3,100,000,000            1           $24,000,000
                        Christopher K. McHugh        19        $4,100,000,000            3          $817,000,000


Other Pooled Investment Vehicles Managed:

                                                                                      Number of
                                                                                       Pooled
                                                                                     Investment      Total Assets
                                                   Number of     Total Assets of       Vehicle            of
                                                    Pooled           Pooled         Accounts with    Performance-
                         Name of Portfolio        Investment       Investment       Performance-       Based Fee
Name of Portfolio        Manager                   Vehicles         Vehicles          Based Fee        Accounts
-----------------        -------                   --------         --------          ---------        --------

Core Fixed Income        Gary W. Bartlett              7         $3,547,364,818           0                    $0
                         J. Christopher Gagnier        7         $3,547,364,818           0                    $0
                         Warren S. Davis               7         $3,547,364,818           0                    $0
                         Daniel R. Taylor              7         $3,547,364,818           0                    $0
                         Thomas J. Flaherty            7         $3,547,364,818           0                    $0
                         Timothy C. Vile               7         $3,547,364,818           0                    $0
                         William T. Lissenden          7         $3,547,364,818           0                    $0
                                                                 $3,547,364,818           0                    $0
Davis Venture Value      Christopher C. Davis         12         $1,500,000,000           0                    $0
                         Kenneth Charles              12         $1,500,000,000           0                    $0
                         Feinberg

Dreman High Return
Equity                    David N. Dreman              3            $60,000,000           3           $60,000,000
                          E. Clifton Hoover, Jr.       0                     $0           0                    $0
                          F. James Hutchinson          0                     $0           0                    $0



                                       67

                                                                                      Number of
                                                                                       Pooled
                                                                                     Investment      Total Assets
                                                   Number of     Total Assets of       Vehicle            of
                                                    Pooled           Pooled         Accounts with    Performance-
                         Name of Portfolio        Investment       Investment       Performance-       Based Fee
Name of Portfolio        Manager                   Vehicles         Vehicles          Based Fee        Accounts
-----------------        -------                   --------         --------          ---------        --------

Dreman Small Mid Cap
Value                    David N. Dreman               3            $60,000,000           3           $60,000,000
                         E. Clifton Hoover, Jr.        0                     $0           0                    $0
                         Mark Roach                    0                     $0           0                    $0

Janus Growth & Income    Minyoung Sohn                 0                     $0           0                    $0

Turner Mid Cap Growth    Tara Hedlund                 22           $413,000,000           0                    $0
                         Jason Schrotberger           26           $501,000,000           0                    $0
                         Christopher K. McHugh        33           $691,000,000           0                    $0

Other Accounts Managed:

                                                                                      Number of
                                                                                        Other       Total Assets of
                                                   Number of                        Accounts with    Performance-
                       Name of Portfolio             Other       Total Assets of    Performance-       Based Fee
Name of Portfolio      Manager                     Accounts      Other Accounts       Based Fee        Accounts
-----------------      -------                     --------      --------------       ---------        --------

Core Fixed Income       Gary W. Bartlett              166        $22,038,693,708          3          $143,301,706
                        J. Christopher Gagnier        166        $22,038,693,708          3          $143,301,706
                        Warren S. Davis               166        $22,038,693,708          3          $143,301,706
                        Daniel R. Taylor              166        $22,038,693,708          3          $143,301,706
                        Thomas J. Flaherty            166        $22,038,693,708          3          $143,301,706
                        Timothy C. Vile               166        $22,038,693,708          3          $143,301,706
                        William T. Lissenden          166        $22,038,693,708          3          $143,301,706

Davis Venture Value     Christopher C. Davis        47,000*      $15,100,000,000          0                    $0
                        Kenneth Charles
                        Feinberg                    47,000*      $15,100,000,000          0                    $0

Dreman High Return
Equity                  David N. Dreman               114         $4,100,000,000          0                    $0
                        E. Clifton Hoover, Jr.         0                      $0          0                    $0
                        F. James Hutchinson            0                      $0          0                    $0

Dreman Small Mid Cap
Value                   David N. Dreman               114         $4,100,000,000          0                    $0
                        E. Clifton Hoover, Jr.         0                      $0          0                    $0
                        F. James Hutchinson            0                      $0          0                    $0
Janus Growth & Income   Minyoung Sohn                 1               $7,368,942          0                    $0

Turner Mid Cap Growth   Tara Hedlund                  18            $957,000,000          2          $121,000,000
                        Jason Schrotberger            55          $2,900,000,000          5          $240,000,000
                        Christopher K. McHugh         77          $5,500,000,000          5          $240,000,000


* These accounts include separately managed accounts that require a minimum of only $100,000.


In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Potential Conflicts of Interest for Subadvised Portfolios' Managers

DWS Core Fixed Income VIP

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio's portfolio management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

DWS Davis Venture Value VIP

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers' focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of Davis or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive based fee on any account.


DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP. The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor mitigates potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.


The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.


DWS Janus Growth & Income VIP. The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.


DWS Turner Mid Cap Growth VIP. As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering ("IPO"), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading related to the side by side management of accounts with performance-based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

                                   DISTRIBUTOR

 DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of DIMA, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan") that provides for fees payable as an expense of the Class B shares. Under the Plan, the Fund may make quarterly payments as reimbursement to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

For the fiscal year ended December 31, 2006 the distribution fees paid were as follows:

                                               Total Fees for                               Unpaid at
Portfolio                                       Fiscal 2006         Fees Waived         December 31, 2006
---------                                       -----------         -----------         -----------------


DWS Balanced VIP                                   $80,542                   $0                  $6,333
DWS Blue Chip VIP                                 $112,577                   $0                  $9,383
DWS Core Fixed Income VIP                         $212,516                   $0                 $15,655
DWS Davis Venture Value VIP                       $195,529                   $0                 $16,404
DWS Dreman High Return Equity VIP                 $380,314                   $0                 $39,873
DWS Dreman Small Mid Cap Value VIP                $222,240                   $0                 $18,284
DWS Global Thematic VIP                            $56,266                   $0                  $5,153
DWS Government & Agency Securities VIP             $94,226                   $0                  $7,088
DWS High Income VIP                               $133,627                   $0                 $10,998
DWS International Select Equity VIP               $171,003                   $0                 $14,864
DWS Janus Growth & Income VIP                      $81,050                   $0                  $6,596
DWS Large Cap Value VIP                           $100,296                   $0                  $8,279
DWS Mid Cap Growth VIP                             $18,895                   $0                  $1,754
DWS Money Market VIP                              $150,122                   $0                 $13,091
DWS Small Cap Growth VIP                           $95,565                   $0                  $7,697
DWS Strategic Income VIP                           $61,574                   $0                  $4,591
DWS Technology VIP                                 $37,464                   $0                  $2,968


                                       71

                                               Total Fees for                               Unpaid at
Portfolio                                       Fiscal 2006         Fees Waived         December 31, 2006
---------                                       -----------         -----------         -----------------

DWS Turner Mid Cap Growth VIP                      $67,940                   $0                  $5,361


In addition, DWS-SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

                             FUND SERVICE PROVIDERS


Recordkeeping

Technically,   the   shareholders   of  the  Portfolios  of  the  Fund  are  the
Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B Portfolio shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a Portfolio's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.


Transfer Agent


DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is each Portfolio's transfer agent, dividend-paying agent and shareholder service agent.

The Transfer Agent receives an annual service fee for each account of the Portfolios, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in a Portfolio. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a Portfolio or are paid directly by a Portfolio. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by a Portfolio with the prior approval of the Portfolios' Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Portfolios.

Custodian

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the DWS International Select Equity VIP and DWS Global Thematic VIP). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of DWS International Select Equity VIP and DWS Global Thematic VIP. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

For DWS High Income VIP, DWS Core Fixed Income VIP, DWS Strategic Income VIP, DWS Technology VIP, DWS Balanced VIP, DWS Davis Venture Value VIP and DWS Janus Growth & Income VIP: Each of the above-noted Portfolios employs SSB, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of DIMA, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Independent Registered Public Accounting Firm

The Fund's independent registered public accounting firm, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, audits and reports on the Portfolios' annual financial statements, review certain regulatory reports and the Portfolios' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to the Fund and its Independent Trustees.

Fund Accounting Agent


DWS Scudder Fund Accounting Corp. ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DIMA, is responsible for determining the daily net asset value per share and maintaining the Portfolios and general accounting records of each Portfolio, except DWS Large Cap Value VIP (see "Administrator (DWS Large Cap Value VIP)" below). DWS-SFAC receives no fee for its services to each Portfolio, other than the Portfolios noted below. However, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services from other Portfolios under its agreement with such Portfolios.

For the fiscal years ended December 31, noted below, DWS-SFAC received a fee for its services from certain Portfolios as follows:

Portfolio                                          Fiscal 2006   Fiscal 2005   Fiscal 2004
---------                                          -----------   -----------   -----------

DWS Davis Venture Value VIP                         $94,006       $85,936       $88,473
DWS Dreman High Return Equity VIP                  $153,345      $131,840      $133,714
DWS Global Thematic VIP                            $175,325      $111,026      $100,052
DWS Janus Growth & Income VIP                       $69,130       $70,775       $73,094
DWS Mid Cap Growth VIP                              $59,257       $62,902       $72,186
DWS Technology VIP                                  $66,562       $78,641       $71,164
DWS Turner Mid Cap Growth VIP                       $94,442       $94,542       $99,561


Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under each Portfolio's fund accounting agreements. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.


Administrator (DWS Large Cap Value VIP)

DWS Large Cap Value VIP has entered into an administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the Portfolio, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Portfolio's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Portfolio. The Advisor provides the Portfolio with personnel; arranges for the preparation and filing of the Portfolio's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio's records; provides the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Portfolio; establishes and monitors the Portfolio's operating expense budgets; reviews and processes the Portfolio's bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Because  the  Portfolio  entered  into  the  Administrative   Service  Agreement
effective   April  11,  2007,   the  Portfolio  does  not  have  any  historical
administrative fee information to report.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.


                            PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value.")

Upon receipt by a Portfolio's transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.


The Fund may, on behalf of a Portfolio, suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

Each portfolio discourages short-term and excessive trading. Each portfolio will take steps to detect and deter short-term and excessive trading pursuant to a portfolio's policies as described in this prospectus and approved by the Board. Portfolio policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o for each portfolio that invests some portion of its assets in foreign securities -- each portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio.

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the Advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the Advisor and each portfolio reserve the right to terminate a separate account's ability to invest in a portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. It is important to note that the Advisor and each portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

These policies and procedures may be modified and terminated at any time.

Since Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.




Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commission, non-cash compensation arrangement expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates have advised each Portfolio that they expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group

Prudential Investments
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock


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

Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.
T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank

Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great-West Life and Annuity Insurance Company
First MetLife Investors Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
ICMG Registered Variable Life
John Hancock Life Insurance Company of New York
John Hancock Life Insurance Company (U.S.A.)
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Company
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide Life Insurance Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life Assurance and Annuity Company of New York
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends for DWS Money Market VIP. DWS Money Market VIP's net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except DWS Money Market VIP. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Code in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M of the Code and the 1940 Act. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                                 NET ASSET VALUE

For all Portfolios (other than the DWS Money Market VIP). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio's Board and overseen by the portfolio's Pricing Committee.

For DWS Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

DWS Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Fund as of May 1, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the portfolios and the Trust.

Independent Board Members

------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                        Number of
Position(s) Held with the                                                                   Funds in DWS
Trust and Length of Time    Principal Occupation(s) During Past 5 Years and                 Fund Complex
Served(1)                   Other Directorships Held                                        Overseen
------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)      Consultant, World Bank/Inter-American Development Bank;               55
Chairperson since 2007,     formerly, Project Leader, International Institute for
and Board Member,           Applied Systems Analysis (1998-2001); Chief Executive
2002-present                Officer, The Eric Group, Inc. (environmental insurance)
                            (1986-1998)
------------------------------------------------------------------------------------------------------------


                                       83

------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                        Number of
Position(s) Held with the                                                                   Funds in DWS
Trust and Length of Time    Principal Occupation(s) During Past 5 Years and                 Fund Complex
Served(1)                   Other Directorships Held                                        Overseen
------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)   Retired; formerly, Executive Vice President and Chief Risk            55
Board Member, 1999-present  Management Officer, First Chicago NBD Corporation/The First
                            National Bank of Chicago (1996-1998); Executive Vice
                            President and Head of International Banking (1995-1996).
                            Directorships:  Healthways Inc. (provider of disease and
                            care management services); Portland General Electric
                            (utility company); Stockwell Capital Investments PLC
                            (private equity). Former Directorships: First Oak Brook
                            Bancshares, Inc. and Oak Brook Bank
------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)    Retired; formerly, Executive Vice President, A. O. Smith              55
Board Member, 1980-present  Corporation (diversified manufacturer) (1963-1994)
------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)       Distinguished Fellow, University of Illinois, Institute of            55
Board Member, 1999-present  Government and Public Affairs (1999-present); formerly,
                            Governor, State of Illinois (1991-1999). Directorships:
                            John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group
                            Properties, Inc.; Youbet.com (online wagering platform);
                            Alberto-Culver Company (manufactures, distributes and
                            markets health and beauty care products)
------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)    Retired; formerly, Chairman, Harnischfeger Industries, Inc.           55
Board Member, 1981-present  (machinery for the mining and paper industries) (1999-2001);
                            prior thereto, Vice Chairman and Chief Financial Officer,
                            Monsanto Company (agricultural, pharmaceutical and
                            nutritional/food products) (1994-1999). Directorship:  RCP
                            Advisors, LLC (a private equity investment advisory firm)
------------------------------------------------------------------------------------------------------------
William McClayton (1944)    Managing Director of Finance and Administration, Diamond              55
Board Member, 2004-present  Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur
                            Andersen LLP (accounting) (1986-2001). Formerly: Trustee,
                            Ravinia Festival; Board of Managers, YMCA of Metropolitan
                            Chicago
------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)  Retired; formerly, President, Hood College (1995-2000);               55
Board Member, 1995-present  prior thereto, Partner, Steptoe & Johnson (law firm);
                            Commissioner, Internal Revenue Service; Assistant Attorney
                            General (Tax), US Department of Justice. Directorships:
                            Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire &
                            Rubber Co. (April 2004-present); Champion Enterprises, Inc.
                            (manufactured home building); Wolverine World Wide, Inc.
                            (designer, manufacturer and marketer of footwear) (April
                            2005-present); Trustee, Bryn Mawr College. Former
                            Directorship:  Bethlehem Steel Corp.
------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)  President, Robert H. Wadsworth & Associates, Inc.                    58
Board Member, 2004-present  (consulting firm) (1983 to present). Formerly, Trustee of
                            New York Board DWS Funds.
------------------------------------------------------------------------------------------------------------



                                       84

Officers(2)

------------------------------------------------------------------------------------------------------------
 Name, Date of Birth,        Principal Occupation(s) During Past 5 Years and
 Position(s) Held with the
 Trust and Length of Time
 Served(1)                   Other Directorships Held
------------------------------------------------------------------------------------------------------------
 Michael G. Clark(4) (1965)  Managing Director(3), Deutsche Asset Management (2006-present); President of
 President, 2006-present     DWS family of funds; formerly, Director of Fund Board Relations (2004-2006)
                             and Director of Product Development (2000-2004), Merrill Lynch Investment
                             Managers; Senior Vice President Operations, Merrill Lynch Asset Management
                             (1999-2000)
------------------------------------------------------------------------------------------------------------
 Philip J. Collora (1945)    Director(3), Deutsche Asset Management
 Vice President and
 Assistant Secretary,
 1986-present
------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(4) (1963)  Managing  Director(3),  Deutsche Asset  Management (since July 2004); formerly,
 Chief Financial Officer,    Executive Director, Head of Mutual Fund  Services and  Treasurer for UBS
 2004-present                Family of Funds (1998-2004); Vice President and Director of Mutual Fund
 Treasurer, 2005-present     Finance at UBS Global Asset Management (1994-1998)
------------------------------------------------------------------------------------------------------------
 John Millette(5) (1962)     Director(3), Deutsche Asset Management
 Secretary, 2001-present
------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(4)      Vice President, Deutsche Asset Management (since June 2005); formerly,
 (1963)                      Counsel, New York Life Investment Management LLC (2003-2005); legal
 Assistant Secretary,        associate, Lord, Abbett & Co. LLC (1998-2003)
 2005-present
------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(4) (1962)  Director(3), Deutsche Asset Management (since September 2005); formerly,
 Assistant Secretary,        Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
------------------------------------------------------------------------------------------------------------
 Caroline Pearson(5) (1962)  Managing Director(3), Deutsche Asset Management
 Assistant Secretary,
 1998-present
------------------------------------------------------------------------------------------------------------
 Paul Antosca(5)  (1957)     Director(3), Deutsche Asset Management (since 2006); Vice President,  The
 Assistant Treasurer,        Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 2007-present
------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan           Director(3), Deutsche Asset Management
 D'Eramo(5) (1957)
 Assistant Treasurer,
 2003-present
------------------------------------------------------------------------------------------------------------
 Jason Vazquez(4) (1972)     Vice President, Deutsche Asset Management (since 2006); formerly, AML
 Anti-Money Laundering       Operations Manager for Bear Stearns (2004-2006), Supervising Compliance
 Compliance Officer,         Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
------------------------------------------------------------------------------------------------------------
 Robert Kloby(4) (1962)      Managing Director(3), Deutsche Asset Management (2004-present); formerly,
 Chief Compliance Officer,   Chief  Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004);  Vice
 2006-present                President, The Prudential Insurance Company of America (1988-2000); E.F.
                             Hutton and Company (1984-1988)
------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)   Executive title, not a board directorship.

(4)   Address:  345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                    Vice President
Caroline Pearson:                    Secretary
Philip J. Collora:                   Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held seven (7) meetings during calendar year 2006.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held four (4) meetings during calendar year 2006.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H. Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2006.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Valuation Committee held one (1) meeting for each portfolio during calendar year 2006, except as follows: DWS Global Thematic VIP - seven (7) meetings; DWS International Select Equity VIP - two (2) meetings; DWS Technology VIP - two (2) meetings; DWS Turner Mid Cap Growth VIP - two (2) meetings.


Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W. Ballantine (Chair), James
R. Edgar and Robert B. Hoffman. The Equity Oversight Committee held five (5) meetings during calendar year 2006.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R. Edgar. The Operations Committee held six (6) meetings during calendar year 2006.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H. Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2006.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from a Fund and aggregate compensation from the DWS Fund complex during the calendar year 2006.

                            Compensation      Compensation     Compensation from
Name of                       from DWS       from DWS Blue      DWS Core Fixed       Compensation from DWS
Board Member                Balanced VIP        Chip VIP          Income VIP        Davis Venture Value VIP
------------                ------------        --------          ----------        -----------------------

John W. Ballantine             $4,320            $3,320             $3,280                   $3,440
Donald L. Dunaway              $4,080            $3,120             $3,080                   $3,240
James R. Edgar(1)              $3,480            $2,680             $2,640                   $2,800
Paul K. Freeman                $4,240            $3,240             $3,200                   $3,360
Robert B. Hoffman              $4,040            $3,120             $3,040                   $3,200
William McClayton              $3,710            $2,870             $2,830                   $2,990
Shirley D. Peterson(5)         $4,720            $3,640             $3,600                   $3,760
Robert H. Wadsworth            $3,800            $2,920             $2,880                   $3,040


                            Compensation      Compensation
                           from DWS Dreman  from DWS Dreman    Compensation from     Compensation from DWS
Name of                      High Return     Small Mid Cap   DWS Global Thematic      Government & Agency
Board Member                 Equity VIP        Value VIP              VIP                Securities VIP
------------                 ----------        ---------              ---                --------------

John W. Ballantine             $5,750            $4,040             $2,120                   $3,200
Donald L. Dunaway              $5,420            $3,800             $2,000                   $3,000
James R. Edgar(1)              $4,640            $3,240             $1,720                   $2,560
Paul K. Freeman                $5,610            $3,920             $2,080                   $3,120
Robert B. Hoffman              $5,360            $3,760             $1,960                   $3,000


                                       87


                            Compensation      Compensation
                           from DWS Dreman  from DWS Dreman    Compensation from     Compensation from DWS
Name of                      High Return     Small Mid Cap   DWS Global Thematic      Government & Agency
Board Member                 Equity VIP        Value VIP              VIP                Securities VIP
------------                 ----------        ---------              ---                --------------

William McClayton              $4,910            $3,470             $1,830                   $2,750
Shirley D. Peterson(5)         $6,290            $4,400             $2,320                   $3,480
Robert H. Wadsworth            $5,030            $3,520             $1,840                   $2,800


                                              Compensation
                                                from DWS
                            Compensation     International     Compensation from
Name of                     from DWS High    Select Equity    DWS Janus Growth &     Compensation from DWS
Board Member                 Income VIP           VIP             Income VIP          Large Cap Value VIP
------------                 ----------           ---             ----------          -------------------

John W. Ballantine             $3,520            $3,040             $2,880                   $3,240
Donald L. Dunaway              $3,320            $2,840             $2,720                   $3,040
James R. Edgar(1)              $2,800            $2,440             $2,320                   $2,600
Paul K. Freeman                $3,440            $2,960             $2,800                   $3,160
Robert B. Hoffman              $3,280            $2,840             $2,680                   $3,000
William McClayton              $2,990            $2,590             $2,470                   $2,800
Shirley D. Peterson(5)         $3,840            $3,320             $3,160                   $3,520
Robert H. Wadsworth            $3,080            $2,640             $2,520                   $2,840


                            Compensation      Compensation     Compensation from
Name of                   from DWS Mid Cap   from DWS Money  DWS Small Cap Growth    Compensation from DWS
Board Member                 Growth VIP        Market VIP             VIP             Strategic Income VIP
------------                 ----------        ----------             ---             --------------------

John W. Ballantine             $1,840            $3,280             $3,120                   $2,120
Donald L. Dunaway              $1,760            $3,120             $2,920                   $2,000
James R. Edgar(1)              $1,480            $2,640             $2,480                   $1,720
Paul K. Freeman                $1,800            $3,200             $3,040                   $2,080
Robert B. Hoffman              $1,720            $3,080             $2,880                   $2,000
William McClayton              $1,590            $2,830             $2,670                   $1,830
Shirley D. Peterson(5)         $2,040            $3,600             $3,400                   $2,320
Robert H. Wadsworth            $1,640            $2,880             $2,720                   $1,880


                                                                      Pension or
                                             Compensation        Retirement
                            Compensation    from DWS Turner   Benefits Accrued   Total Compensation Paid to
Name of                       from DWS      Mid Cap Growth    as Part of Fund          Trustee from
Board Member               Technology VIP         VIP             Expenses         Fund Complex(3)(4)(5)
------------               --------------         ---             --------         ---------------------

John W. Ballantine             $2,840           $2,440               $0                   $222,670
Donald L. Dunaway              $2,680           $2,320               $0                   $210,170
James R. Edgar(1)              $2,280           $1,960               $0                   $180,170
Paul K. Freeman                $2,760           $2,400               $0                   $217,670
Robert B. Hoffman              $2,640           $2,280               $0                   $207,670
William McClayton              $2,430           $2,120               $0                   $193,560
Shirley D. Peterson(5)         $3,120           $2,680               $0                   $242,670
Robert H. Wadsworth            $2,480           $2,120               $0                   $228,250


(1) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the above-noted portfolios to Governor Edgar are $131,149.

(2) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth's total compensation was for service on the boards of 24 trusts/corporations comprised of 72 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 63 funds/portfolios. Mr. Wadsworth currently serves on the boards of 25 DeAM trusts/corporations comprised of 66 funds/portfolios.

(3) Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $5,170 for each of Messrs. Ballantine, Dunaway, Edgar, Freeman, Hoffman, McClayton and Ms. Peterson. These meeting fees were borne by the Advisor.

(4) For calendar year 2007, John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton, Shirley D. Peterson, Robert H. Wadsworth are expected to receive aggregate compensation from the DWS Fund complex in the amounts of $215,000, $202,500, $190,000, $240,000, $185,000, $205,000, 187,500 and $205,000,
      respectively. The differences in compensation amounts from calendar year 2006 are due to the changes in Board and committee chairpersons and committee assignments that became effective January 1, 2007.

(5) Includes $50,000 in annual retainer fees received by Ms. Peterson as Chairperson of the Board, for which she served through December 31, 2006.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2006.


                                                                     Aggregate Dollar Range of
                                        Dollar Range of               Securities Owned in All
                                      Securities Owned in          Funds in the DWS Fund Complex
Name of Board Member               DWS Variable Series II(2)          Overseen by Board Member
--------------------               -------------------------          ------------------------

John W. Ballantine                            None                      Over $100,000
Donald L. Dunaway(1)                          None                      Over $100,000


                                       89

                                                                     Aggregate Dollar Range of
                                        Dollar Range of               Securities Owned in All
                                      Securities Owned in          Funds in the DWS Fund Complex
Name of Board Member               DWS Variable Series II(2)          Overseen by Board Member
--------------------               -------------------------          ------------------------

James R. Edgar(1)                             None                      Over $100,000
Paul K. Freeman                               None                      Over $100,000
Robert B. Hoffman                             None                      Over $100,000
William McClayton                             None                      $10,001-$50,000
Shirley D. Peterson                           None                      Over $100,000
Robert H. Wadsworth                           None                      Over $100,000

(1) The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

(2)             DWS Variable Series II, and each of its series:
                  DWS Balanced VIP
                  DWS Blue Chip VIP
                  DWS Core Fixed Income VIP
                  DWS Davis Venture Value VIP
                  DWS Dreman High Return Equity VIP
                  DWS Dreman Small Mid Cap Value VIP
                  DWS Global Thematic VIP
                  DWS Government & Agency Securities VIP
                  DWS High Income VIP
                  DWS International Select Equity VIP
                  DWS Janus Growth & Income VIP
                  DWS Large Cap Value VIP
                  DWS Mid Cap Growth VIP
                  DWS Money Market VIP
                  DWS Small Cap Growth VIP
                  DWS Strategic Income VIP
                  DWS Technology VIP
                  DWS Turner Mid Cap Growth VIP
                  DWS Conservative Allocation VIP
                  DWS Growth Allocation VIP
                  DWS Moderate Allocation VIP

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                             Value of       Percent of
                             Owner and                                     Securities on    Class on an
Independent              Relationship to                                   an Aggregate      Aggregate
Board Member               Board Member        Company     Title of Class      Basis           Basis
------------               ------------        -------     --------------      -----           -----

John W. Ballantine                          None
Donald L. Dunaway                           None
James R. Edgar                              None
Paul K. Freeman                             None


                                       90

                                                                             Value of       Percent of
                             Owner and                                     Securities on    Class on an
Independent              Relationship to                                   an Aggregate      Aggregate
Board Member               Board Member        Company     Title of Class      Basis           Basis
------------               ------------        -------     --------------      -----           -----

Robert B. Hoffman                           None
William McClayton                           None
Shirley D. Peterson                         None
Robert H. Wadsworth                         None

Securities Beneficially Owned

As of April 5, 2007, all Board Members and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of April 5, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Balanced VIP

Name and Address of Investor Ownership                      Shares                   % of Total Shares
--------------------------------------                      ------                   -----------------

KEMPER INVESTORS LIFE                                    9,573,559.68                39.42% of Class A
ELGIN IL  60124-7836

ALLMERICA LIFE SVSII                                     5,913,482.44                24.35% of Class A
TOPEKA KS  66636-0001

ZURICH DESTINATIONS FARMERS SVSII                        4,377,399.59                18.03% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

SYMETRA LIFE INSURANCE CO                                1,580,735.30                6.51% of Class A
ATTN LIFE FINANCE
SEPARATE ACCOUNTS
BELLEVUE WA  98004-5130

CHARTER NAT LIFE INS CO-HORIZON                          1,456,755.58                6.00% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

THE MANUFACTURES LIFE INS CO (USA)                        911,530.02                 74.31% of Class B
BOSTON MA  02116-3787

METLIFE INSURANCE CO OF CT                                167,990.07                 13.69% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                           142,259.90                 11.60% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432



                                       91

DWS Blue Chip VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                      11,671,222.34          55.05%of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   6,291,008.04                 29.67%of Class A
TOPEKA KS  66636-0001

STATE STREET BANK & TR CUST FBO                        1,076,325.97                5.08% of Class A
SVSII SCUD GROWTH STRAT PORT
ATTN MARYLOU MCPHEE
NORTH QUINCY MA  02171-2119

THE MANUFACTURES LIFE INS CO (USA)                     2,339,099.71                73.96% of Class B
BOSTON MA  02116-3787

METLIFE INSURANCE CO OF CT                              421,896.26                 13.34% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                         380,352.46                 12.03% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Core Fixed Income VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

THE MANUFACTURES LIFE INS CO (USA)                     5,670,058.74                81.70% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                         644,085.63                 9.28% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                              608,410.27                 8.77% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

ZURICH DESTINATIONS FARMERS SVSII                      6,677,172.29                26.38% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   5,612,729.13                22.18% of Class A
TOPEKA KS  66636-0001



                                       92

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

STATE STREET BANK & TR CUST FBO                        5,178,569.64                20.46% of Class A
SVSII SCUD GRWTH & INC STRAT PORT
ATTN MARYLOU MCPHEE
NORTH QUINCY MA  02171-2119

STATE STREET BANK & TR CUST FBO                        3,749,180.79                14.81% of Class A
SVSII SCUD GROWTH STRAT PORT
ATTN MARYLOU MCPHEE
NORTH QUINCY MA  02171-2119

STATE STREET BANK & TR CUST FBO                        2,137,994.64                8.45% of Class A
SVSII SCUD INC & GRWTH STRAT PORT
ATTN MARIYLOU MCPHEE
NORTH QUINCY MA  02171-2119

KEMPER INVESTORS LIFE                                  1,706,241.05                6.74% of Class A
ELGIN IL  60124-7836

DWS Davis Venture Value VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares

THE MANUFACTURES LIFE INS CO (USA)                     3,834,965.67                69.64% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                         918,638.30                 16.68% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                              715,439.41                 12.99% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

ZURICH DESTINATIONS FARMERS SVSII                      17,593,853.75               71.61% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   4,697,551.49                19.12% of Class A
TOPEKA KS  66636-0001

DWS Dreman High Return Equity VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                      42,504,059.05               65.70% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097




                                       93

ALLMERICA LIFE SVSII                                   16,022,276.77               24.77% of Class A
TOPEKA KS  66636-0001

THE MANUFACTURES LIFE INS CO (USA)                     9,805,304.84                78.46% of Class B
BOSTON MA  02116-3787

METLIFE INSURANCE CO OF CT                             1,338,744.92                10.71% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                        1,059,989.07                8.48% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Dreman Small Mid Cap Value VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares

ZURICH DESTINATIONS FARMERS SVSII                      15,818,105.67               55.91% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   5,930,928.17                20.96% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                  2,977,892.29                10.53% of Class A
ELGIN IL  60124-7836

THE MANUFACTURES LIFE INS CO (USA)                     3,094,965.21                69.84% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                         539,341.98                 12.17% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                              463,751.53                 10.47% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Global Thematic VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                      6,862,398.36                68.03% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097



                                       94

ALLMERICA LIFE SVSII                                   3,126,514.59                30.99% of Class A
TOPEKA KS  66636-0001

THE MANUFACTURES LIFE INS CO (USA)                     1,160,763.20                67.07% of Class B
BOSTON MA  02116-3787

METLIFE INSURANCE CO OF CT                              294,979.67                 17.05% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                         271,242.40                 15.67% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Government & Agency SEC VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ALLMERICA LIFE SVSII                                   7,240,440.54                40.99% of Class A
TOPEKA KS  66636-0001

ZURICH DESTINATIONS FARMERS SVSII                      6,512,252.03                36.87% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

KEMPER INVESTORS LIFE                                  2,540,014.58                14.38% of Class A
ELGIN IL  60124-7836

THE MANUFACTURES LIFE INS CO (USA)                     2,310,062.78                83.26% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                         291,814.23                 10.52% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                              149,744.99                 5.40% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS High Income VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                      13,632,638.27               33.68% in Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097



                                       95

ALLMERICA LIFE SVSII                                   14,131,009.74               34.91% in Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                  9,932,154.89                24.54% in Class A
ELGIN IL  60124-7836

THE MANUFACTURES LIFE INS CO (USA)                     4,916,358.38                76.15% in Class B
BOSTON MA  02116-3787

METLIFE INSURANCE CO OF CT                              723,051.21                 11.20% in Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                         770,678.19                 11.94% in Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS International Select Equity VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

KEMPER INVESTORS LIFE                                  3,351,080.90                21.96% of Class A
ELGIN IL  60124-7836

ALLMERICA LIFE SVSII                                   3,866,107.01                25.34% of Class A
TOPEKA KS  66636-0001

ZURICH DESTINATIONS FARMERS SVSII                      7,873,287.94                51.60% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

THE MANUFACTURES LIFE INS CO (USA)                     2,582,576.63                52.68% of Class B
BOSTON MA  02116-3787

METLIFE INSURANCE CO OF CT                             1,246,881.76                25.44% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                        1,061,359.29                21.65% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432



                                       96

DWS Janus Growth & Income VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                      11,273,540.93               72.93% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   4,040,788.24                26.14% of Class A
TOPEKA KS  66636-0001

THE MANUFACTURES LIFE INS CO (USA)                     2,118,440.85                     83.36%
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                         215,719.40                       8.49%
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                              199,667.82                       7.86%
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Large Cap Value VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                      5,943,447.68                38.00% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   4,255,899.29                27.21% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                  2,235,944.10                14.30% of Class A
ELGIN IL  60124-7836

STATE STREET BANK & TR CUST FBO                        1,604,243.66                10.26% of Class A
SVSII SCUD GROWTH STRAT PORT
ATTN MARYLOU MCPHEE
NORTH QUINCY MA  02171-2119

STATE STREET BANK & TR CUST FBO                        1,121,860.54                7.17% of Class A
SVSII SCUD GRWTH & INC STRAT PORT
ATTN MARYLOU MCPHEE
NORTH QUINCY MA  02171-2119

THE MANUFACTURES LIFE INS CO (USA)                     1,795,934.83                79.94% of Class B
BOSTON MA  02116-3787



                                       97

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

METLIFE LIFE & ANNUITY CO OF CT                         276,991.34                 12.33% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                              164,749.42                 7.33% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Mid Cap Growth VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                      2,761,729.89                67.82% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   1,230,193.43                30.21% of Class A
TOPEKA KS  66636-0001

THE MANUFACTURES LIFE INS CO (USA)                      480,657.14                 76.08% of Class B
BOSTON MA  02116-3787

METLIFE INSURANCE CO OF CT                               69,115.02                 10.94% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                          77,485.35                 12.27% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Money Market VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                     107,302,077.89               35.66% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   71,085,731.45               23.63% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                  42,914,525.96               14.26% of Class A
ELGIN IL  60124-7836



                                       98

CHARTER NAT LIFE INS CO-HORIZON                        24,197,680.12               8.04% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

POWERV FARMERS POWERV & FLEX VULNET                    17,716,748.71               5.89% of Class A
SCHAUMBURG IL  60196-6800

THE MANUFACTURES LIFE INS CO (USA)                     34,127,475.87               58.75% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                        18,067,952.59               31.10% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                             5,746,254.12                9.89% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Small Cap Growth VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                      6,776,872.75                48.58% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   3,147,947.26                22.56% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                  2,647,515.24                18.98% of Class A
ELGIN IL  60124-7836

THE MANUFACTURES LIFE INS CO (USA)                     1,978,542.22                80.03% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                         269,468.56                 10.90% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                              221,916.30                 8.98% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027



                                       99

DWS Strategic Income VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                      4,957,144.81                61.39% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   2,679,720.12                33.18% of Class A
TOPEKA KS  66636-0001

THE MANUFACTURES LIFE INS CO (USA)                     1,421,438.85                63.87% of Class B
BOSTON MA  02116-3787

METLIFE INSURANCE CO OF CT                              474,221.60                 21.31% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                         323,917.68                 14.55% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Technology VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

ZURICH DESTINATIONS FARMERS SVSII                      10,469,604.27               64.37% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   5,126,786.48                31.52% of Class A
TOPEKA KS  66636-0001

THE MANUFACTURES LIFE INS CO (USA)                     1,099,109.76                77.16% of Class B
BOSTON MA  02116-3787

METLIFE INSURANCE CO OF CT                              133,058.70                 9.34% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                         165,964.42                 11.65% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432



                                      100

DWS Turner Mid Cap Growth VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

THE MANUFACTURES LIFE INS CO (USA)                     1,992,269.45                81.25% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                         237,597.51                 9.69% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                              218,099.31                 8.89% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

ZURICH DESTINATIONS FARMERS SVSII                      8,827,652.24                80.73% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                   2,065,137.06                18.89% of Class A
TOPEKA KS  66636-0001

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Funds, its Trustees and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private
Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the investment advisor and the Fund.

                                FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from "Kemper Investors Fund" to "Investors Fund Series." On May 1, 1999 the Fund changed its name from "Investors Fund Series" to "Kemper Variable Series." On May 1, 2001, the Fund changed its name from "Kemper Variable Series" to "Scudder Variable Series II" and on February 6, 2006 the Fund changed its name from "Scudder Variable Series II" to "DWS Variable Series II." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, each Portfolio offered herein offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio's Class B shares have separate and exclusive voting rights with respect to the Portfolios' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios' investment performance is contained in the Fund's 2006 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the Trustees.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.


o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                             ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:


DWS Balanced VIP - Class A                                      23338H685
DWS Balanced VIP - Class B                                      23338H677
DWS Blue Chip VIP - Class A                                     23338H305
DWS Blue Chip VIP - Class B                                     23338H404
DWS Core Fixed Income VIP - Class A                             23338H826
DWS Core Fixed Income VIP - Class B                             23338H818
DWS Davis Venture Value VIP - Class A                           23338H537
DWS Davis Venture Value VIP - Class B                           23338H529
DWS Dreman High Return Equity VIP - Class A                     23338H628
DWS Dreman High Return Equity VIP - Class B                     23338H610
DWS Dreman Small Mid Cap Value VIP - Class A                    23338H750
DWS Dreman Small Mid Cap Value VIP - Class B                    23338H743
DWS Global Thematic VIP - Class A                               23338H701
DWS Global Thematic VIP - Class B                               23338H800
DWS Government & Agency Securities VIP - Class A                23338H883
DWS Government & Agency Securities VIP - Class B                23338H875
DWS High Income VIP - Class A                                   23338H867
DWS High Income VIP - Class B                                   23338H859
DWS International Select Equity VIP - Class A                   23338H842
DWS International Select Equity VIP - Class B                   23338H834
DWS Janus Growth & Income VIP - Class A                         23338H594
DWS Janus Growth & Income VIP - Class B                         23338H586
DWS Large Cap Value VIP - Class A                               23338H503
DWS Large Cap Value VIP - Class B                               23338H602
DWS Mid Cap Growth VIP - Class A                                23338H107
DWS Mid Cap Growth VIP - Class B                                23338H206
DWS Money Market VIP - Class A                                  23338H792
DWS Money Market VIP - Class B                                  23338H784
DWS Small Cap Growth VIP - Class A                              23338H776
DWS Small Cap Growth VIP - Class B                              23338H768
DWS Strategic Income VIP - Class A                              23338H735
DWS Strategic Income VIP - Class B                              23338H727
DWS Technology VIP - Class A                                    23338H719
DWS Technology VIP - Class B                                    23338H693
DWS Turner Mid Cap Growth VIP - Class A                         23338H578
DWS Turner Mid Cap Growth VIP - Class B                         23338H560


Each series of DWS Variable Series II has a fiscal year ending December 31.

Many of the investment changes in the Portfolios will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The audited financial statements, including the investment portfolios of each Portfolio, as applicable, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2006 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Fund's Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract Prospectus.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well established industries.

o     High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2007


                                 CLASS B SHARES

                             DWS VARIABLE SERIES II


              222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectus of DWS Variable Series II (the "Fund") dated May 1, 2007, as amended from time to time. The prospectus may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission ("SEC") Internet Web site (http://www.sec.gov). The prospectus is also available from the participating insurance companies ("Participating Insurance Companies").

The Fund offers a choice of 21 portfolios, three of which are described herein (each a "Portfolio," collectively, the "Portfolios"), to holders of certain variable annuity contracts and variable life insurance policies offered by Participating Insurance Companies.

The Portfolios described herein are:

DWS CONSERVATIVE ALLOCATION VIP
DWS GROWTH ALLOCATION VIP
DWS MODERATE ALLOCATION VIP

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS........................................................1
      Portfolio Holdings.......................................................2

INVESTMENT POLICIES AND TECHNIQUES FOR THE PORTFOLIOS..........................3

INVESTMENT POLICIES AND TECHNIQUES FOR THE UNDERLYING PORTFOLIOS..............17

MANAGEMENT OF THE FUND.......................................................121
      Investment Advisor.....................................................121
      Compensation of Portfolio Managers.....................................132
      Fund Ownership of Portfolio Managers...................................133
      Conflicts of Interest..................................................133

FUND SERVICE PROVIDERS.......................................................136
      Distributor............................................................136
      Transfer Agent.........................................................137
      Custodian..............................................................138
      Independent Registered Public Accounting Firm..........................138
      Counsel................................................................138
      Fund Accounting Agent..................................................138

PORTFOLIO TRANSACTIONS.......................................................138

PURCHASE AND REDEMPTIONS.....................................................143

DIVIDENDS AND CAPITAL GAINS..................................................149

FEDERAL INCOME TAXES.........................................................150

NET ASSET VALUE..............................................................150

TRUSTEES AND OFFICERS........................................................151

FUND ORGANIZATION............................................................159

PROXY VOTING GUIDELINES......................................................160

ADDITIONAL INFORMATION.......................................................162

FINANCIAL STATEMENTS.........................................................162

APPENDIX.....................................................................163

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio's objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed without approval by a "majority" of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.


Each Portfolio is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Each Portfolio may not, as a fundamental policy:

(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6)   purchase   physical   commodities   or  contracts   relating  to  physical
      commodities; or

(7) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a vote of the shareholders:

As a matter of  non-fundamental  policy,  each Portfolio does not intend to:

(1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(6)   invest more than 15% of net assets in illiquid securities; and

(7) lend portfolio securities in an amount greater than one third of its total assets.

Portfolio Holdings


In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios' prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.


The portfolios' procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a portfolio who require access to this information to fulfill their duties to a portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a portfolio's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the portfolios' Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the portfolios' Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios' Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.


Master-feeder Fund Structure. The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


            INVESTMENT POLICIES AND TECHNIQUES FOR THE PORTFOLIOS

General Investment Policies


Each Portfolio is an open-end management investment company which continuously offers and redeems shares at net asset value. One class of shares of each Portfolio described herein is currently offered through Participating Insurance Companies. Class B shares are offered at net asset value and are subject to a Rule12b-1 fee.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on a Portfolio's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in a Portfolio's applicable prospectus.


The Portfolios are professionally managed portfolios which allocate their investments among select underlying DWS portfolios (the "underlying portfolios") of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds. Each Portfolio is designed for investors seeking a distinct investment style: a balance of growth and income ("DWS Moderate Allocation VIP"), growth of capital ("DWS Growth Allocation VIP") or a balance of income and growth ("DWS Conservative Allocation VIP"). The Portfolios have been created in response to increasing demand by investors for a simple and effective means of structuring a diversified investment program suited to their general needs. As has been well documented in the financial press, the proliferation of funds over the last several years has left many investors confused and in search of a simpler means to manage their investments. Many investors realize the value of diversifying their investments in a number of portfolios (e.g., a money market portfolio for liquidity and price stability, a growth portfolio for long-term appreciation, an income portfolio for current income and relative safety of principal), but need professional management to decide such questions as which portfolios to select, how much of their assets to commit to each portfolio and when to allocate their selections. The Portfolios will allow investors to rely on the Advisor to determine (within clearly explained parameters) the amount to invest in each of several underlying portfolios and the timing of such investments.

Derivatives Strategy. It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge a Portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase a Portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivatives instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on a Portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The derivative disclosure below reflects only the derivative strategies which may, upon Board approval, be employed by the Portfolios. The underlying portfolios will utilize derivatives differently as described more fully in the "Investment Policies and Techniques for the Underlying Portfolios" section.

General.  It is expected  that,  in the  future,  the  Portfolios  may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or
"derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Portfolios may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolios from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolios will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolios' investment in options, futures or forward contracts, and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolios' return. The Portfolios could also experience losses if the prices of options and futures positions were poorly correlated with other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolios in the event of default by the other party to the contract.

Options on Securities. A Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

A Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by a Portfolio.

A call option written by a Portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolios in cash or liquid securities.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, a Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by a Portfolio is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." A Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio may enter into a "closing sale transaction" which involves liquidating the portfolio's position by selling the option previously purchased. Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on a Portfolio's books.


A Portfolio may also purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle a Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.


A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the portfolio. Put options also may be purchased by a portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


A Portfolio may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in US government securities, make markets in OTC options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a portfolio will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Portfolios enter into such options transactions under the general supervision of the Fund's Board of Trustees. Unless the Board concludes otherwise, the Portfolios intend to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to the Portfolios' limit on investments in illiquid securities.


Options on Securities Indices. A Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100 S&P (which consists of the 100 companies with the largest market capitalizations of the companies in the Standard & Poor's 500 Index). Indexes may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," a Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," a Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. A Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a portfolio of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Hedging Strategies. A Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with a portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should a portfolio change its investments among different types of fixed income, equity or other securities. In this respect, these hedging strategies are designed for different purposes than the investments in wrapper agreements (contracts with financial institutions such as banks and insurance companies).

A Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, a Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for a Portfolio;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on a Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for a Portfolio to maintain "cover" or to segregate securities; and

o the possibility that a Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a Portfolio's position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Portfolio's assets.

To the extent that a Portfolio engages in the strategies described above, that Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a portfolio may be unable to close out a position without incurring substantial losses, if at all. A portfolio is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Futures Contracts and Options on Futures Contracts. A Portfolio may enter into futures contracts on equity securities, fixed income securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

A Portfolio may enter into futures contracts and options on futures contracts on equity securities, fixed income securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the portfolios' net asset value.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a Portfolio. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A portfolio may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. A portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. A portfolio may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day a Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the portfolios will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where a Portfolio holds or intends to acquire equity securities or fixed-income securities, is to attempt to protect a Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the portfolios might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolios could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the portfolios to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the portfolios could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover a Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolios, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Portfolios' overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, a Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. A Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolios or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolios or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of a Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). A Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when a Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), a portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a portfolio intends to purchase.

If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the portfolios assume when they purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Global Asset Allocation Strategy ("GAA Strategy"). In connection with the GAA Strategy and in addition to the securities described above, a Portfolio may invest in indexed securities, futures contracts on securities indices, securities of foreign issuers (e.g., ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which a Portfolio may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Currency Exchange Contracts. Because a Portfolio may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolios from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect the portfolios' position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, a portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a portfolio to certain risks.



The Underlying Portfolios

The Portfolios will always invest in the share class of the underlying portfolio with the lowest fees and expenses. Each Portfolio will purchase or sell securities to: (a) accommodate purchases and sales of a Portfolio's shares, (b) change the percentages of the Portfolio's assets invested in each of the underlying portfolios in response to changing market conditions, and (c) maintain or modify the allocation of a Portfolio's assets in accordance with the Portfolio's target investment allocations.

The following is a list of the underlying portfolios in which the Portfolios may invest:

DWS Variable Series I Portfolios:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS Variable Series II Portfolios:
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Large Cap Value VIP
DWS Mid Cap  Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Janus Growth & Income VIP
DWS Turner Mid Cap Growth VIP

DWS Investments VIT Funds:
DWS RREEF Real Estate Securities VIP

Cash Management QP Trust


The following is a brief discussion of the investment goals and policies for each underlying portfolio:


DWS Variable Series I: DWS Bond VIP. The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

DWS Variable Series I: DWS Capital Growth VIP. The portfolio seeks to provide long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index or the Russell 1000 Growth Index.

DWS Variable Series I: DWS Global Opportunities VIP. The portfolio seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).


DWS Variable Series I: DWS Growth & Income VIP. The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

DWS Variable Series I: DWS Health Care VIP. Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector.

DWS Variable Series I: DWS International VIP. The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. Deutsche Investment Management Americas Inc. is the investment advisor for the portfolio.

DWS Variable Series II: DWS Balanced VIP. The portfolio seeks high total return, a combination of income and capital appreciation. The portfolio follows a flexible investment program, investing in a mix of growth and value stocks, and bonds. The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, and mortgage- and asset-backed securities.

DWS Variable Series II: DWS Blue Chip VIP. The portfolio seeks growth of capital and income. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are "blue chip" companies.

DWS Variable Series II: DWS Core Fixed Income VIP. The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, determined at the time of purchase, in fixed income securities.

DWS Variable Series II: DWS Global Thematic VIP. The portfolio seeks long-term capital growth. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers believe are "blue chip" companies.

DWS Variable Series II: DWS Government & Agency Securities VIP. The portfolio seeks high current income consistent with preservation of capital. The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.

DWS Variable Series II: DWS High Income VIP. The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., Grade BB/Ba and below). Generally, most are from US issuers, but up to 25% of total assets could be invested in bonds denominated in US dollars or foreign currencies from foreign issuers.

DWS Variable Series II: DWS International Select Equity VIP. The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

DWS Variable Series II: DWS Large Cap Value VIP. The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued.

DWS Variable Series II: DWS Mid Cap Growth VIP. The portfolio seeks long-term capital growth. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies.

DWS Variable Series II: DWS Money Market VIP. The portfolio seeks maximum current income to the extent consistent with stability of principal. The portfolio invests exclusively in high-quality short-term securities, as well as certain repurchase agreements that are backed by high quality securities.

DWS Variable Series II: DWS Small Cap Growth VIP. The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index.

DWS Variable Series II: DWS Strategic Income VIP. The portfolio seeks high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stock.

DWS Variable Series II: DWS Technology VIP. The portfolio seeks growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector.

DWS Variable Series II: DWS Davis Venture Value VIP. The portfolio seeks growth of capital. The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.


DWS Variable Series II: DWS Dreman High Return Equity VIP. The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are undervalued.





DWS Variable Series II: DWS Dreman Small Mid Cap Value VIP. The portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell 2000(R) Value Index. The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap(TM) Value Index.




DWS Variable Series II: DWS Janus Growth & Income VIP. The portfolio seeks long-term capital growth and current income. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

DWS Variable Series II: DWS Turner Mid Cap Growth VIP. The portfolio seeks capital appreciation. The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential.


DWS RREEF Real Estate Securities VIP (a series of DWS Investments VIT Funds). The portfolio's investment objectives are long-term capital appreciation and current income. Under normal circumstances, the portfolio intends to keep at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), invested in equity securities of real estate investment trusts and real estate companies.


Risk Factors of Underlying Portfolios. In pursuing their investment objectives, each of the underlying portfolios is permitted a wide range of investment techniques. The underlying portfolios' risks are determined by the nature of the securities held and the management strategies used by the Advisor. Further information about the underlying portfolios is contained in the prospectuses of such portfolios. Because each Portfolio invests in certain of the underlying portfolios, shareholders of each Portfolio will be affected by the management strategies and investment policies of the underlying portfolios in direct proportion to the amount of assets a Portfolio allocates to each underlying portfolio.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which DIMA acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section

12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

       INVESTMENT POLICIES AND TECHNIQUES FOR THE UNDERLYING PORTFOLIOS

DWS Variable Series I Underlying Portfolios


Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) and smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

Borrowing. As a matter of fundamental policy, each Portfolio will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio's volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio's borrowings will be fixed, the Portfolio's assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Each Portfolio may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs").

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP investment policies, the Portfolios' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio's portfolio and calculating its net asset value. In order to lessen liquidity risk, the Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio's net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The Portfolio will not invest in trade claims if it effects the Portfolio's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation ("FHLMC") CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments  in  sovereign  debt,  including  Brady Bonds  (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor.

DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Ba by Moody's or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A  Portfolio  may also  purchase  securities  that are not  subject  to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Impact of Large Redemptions and Purchases of Portfolio shares. From time to time, shareholders of the Portfolio may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause the Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Portfolio's performance to the extent that the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact a Portfolio's expense ratio.

Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission
("SEC") which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value ("NAVs"). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. Each Portfolio may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio's ability to manage Uninvested Cash.

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

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio's portfolio as its assets increase (and thus have a more limited effect on the Portfolio's performance).

Lending of Portfolio Securities. Each Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP, DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the "GNMA" are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the "FHLMC." Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC's national portfolio.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios' quality standards. Although the market for such securities is becoming increasingly liquid,
securities   issued  by  certain  private   organizations  may  not  be  readily
marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

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

Municipal  bonds,  which  meet  longer-term  capital  needs and  generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a Portfolio's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio's total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of a Portfolio's participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

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

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

DWS Bond VIP may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts ("REITs"). DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restructuring Instruments. DWS Bond VIP hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the Portfolio may accept various instruments if the investment adviser determines it is in the best interests of the Portfolio and consistent with the portfolio's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Reverse Repurchase Agreements. Each Portfolio may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury  obligations  have been  stripped of their  unmatured  interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average portfolio maturity. As a result, a Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. Each Portfolio may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.



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Strategic Transactions and Derivatives. A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in its portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates


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the possibility that losses on the hedging  instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

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OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are
subject  to  a  buy-back  provision   permitting  a  Portfolio  to  require  the
Counterparty to sell the option back to a Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio's net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial


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instrument  called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the


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receipt  of income  therefrom.  Position  hedging  is  entering  into a currency
transaction  with  respect  to  portfolio  security  positions   denominated  or
generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

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A Portfolio will usually enter into swaps on a net basis,  i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio's assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio's restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio's restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the


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risk of  governmental  actions  affecting  trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option

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

on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


DWS Variable Series II Underlying Portfolios


Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except DWS Balanced VIP, DWS Core Fixed Income VIP and DWS Money Market VIP, do not intend to invest more than 5% of its total assets in asset-backed securities. DWS Balanced VIP and DWS Core Fixed Income VIP currently do not intend to invest more than 25% of its total assets in asset-backed securities. DWS Money Market VIP may not invest more than 50% of its assets in asset-backed securities.

Bank Loans. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may each invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. A Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When a Portfolio buys an assignment, it is essentially becoming a


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party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by a Portfolio. In certain cases, a Portfolio may buy bank loans on a participation basis, if for example, a Portfolio did not want to become party to the bank agreement. However, in all cases, a Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolios, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a Portfolio's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or a Subadvisor believes that borrowing will benefit a Portfolio after taking into account all considerations such as the costs of the borrowing relative to the expected return. DWS High Income VIP may borrow up to 5% of its net assets against called and tendered bonds held by the Portfolio. Any borrowing, including borrowing against called and tendered bonds, is subject to the Portfolio's fundamental and non-fundamental investment policies.

Borrowing by a Portfolio will involve special risk considerations. To the extent a Portfolio borrows money, positive or negative performance by a Portfolio's investments may be magnified. Any gain in the value of securities purchased with borrowed money, or income earned on such securities, that exceeds the interest paid on the amount borrowed would cause the net asset value of a Portfolio's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of a Portfolio's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a


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

specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered US government securities. Privately-issued collateralized obligations collateralized by a portfolio of US government securities are not direct obligations of the US government or any of its agencies or instrumentalities and are not considered US government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than DWS Money Market VIP, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. DWS Money Market VIP does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to a Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be


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minimized by assuming very  conservative  reinvestment  rates and by other means such as by maintaining the flexibility to increase principal  distributions in a
low  interest   rate   environment.   The  effective   credit   quality  of  the
collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on
their   structure  and  the  rate  of   prepayments,   can  be  volatile.   Some
collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except DWS Money Market VIP) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes ("LYONs"(TM)). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible


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securities of similar quality because of their conversion or exchange  features.
Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Delayed Delivery Transactions. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Janus Growth & Income VIP, DWS Mid Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP and DWS Turner Mid Cap Growth VIP may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio's investment policies, a Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in all types of direct debt investments, but among these investments each Portfolio currently intends to invest primarily in direct loans and trade claims.

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When a Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a Portfolio's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio's portfolio and calculating its net asset value. In order to lessen liquidity risk, each Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio's net assets to be illiquid. Trade claims may also present a tax risk to a Portfolio. The Portfolios will not invest in trade claims if it affects the Portfolio's qualification as a regulated investment company under the Code.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor's or subadvisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor or subadvisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor or subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investment in sovereign debt, including Brady Bonds, can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest


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arrearages  on their  debt.  The  commitment  on the part of these  governments, agencies  and  others  to  make  such  disbursements  may  be  conditioned  on a
governmental  entity's   implementation  of  economic  reforms  and/or  economic
performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Securities. DWS Mid Cap Growth VIP, DWS Blue Chip VIP, DWS Balanced VIP and DWS Small Cap Growth VIP invest mainly in US common stocks, but may invest up to 25% of its total assets in foreign securities. DWS High Income VIP generally invests in US bonds or instruments, but up to 50% of its total assets could be in bonds from foreign issuers. DWS Core Fixed Income VIP generally invests in US bonds or instruments, but up to 25% of its total assets could be in bonds from foreign issuers. DWS Technology VIP invests mainly in US stocks, but may invest up to 35% and 20%, respectively, of net assets in foreign securities. DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP may invest up to 20% of net assets in US dollar-denominated American Depositary Receipts ("ADRs") and in securities of foreign companies traded principally in securities markets outside the US. DWS Money Market VIP and DWS Government & Agency Securities VIP, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US dollar-denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and a subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to


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certain  foreign  countries,  there  is  the  possibility  of  expropriation  or
confiscatory   taxation,   political  or  social   instability,   or  diplomatic
developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation,
capital  reinvestment,   resource   self-sufficiency  and  balance  of  payments
position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds" or "high yield"), that is, rated below Baa by Moody's or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's or Subadvisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

DWS Core Fixed Income VIP will not invest more than 5% of its net assets in junk bonds.

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iGAP Strategy  (for DWS Balanced VIP and DWS Strategic  Income VIP). In addition to each portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and
currency  markets.   The  iGAP  strategy  is  implemented  through  the  use  of derivatives and is expected to have a low correlation to a portfolio's bond holdings.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review by the Boards of Trustees. Borrowings through the interfund lending program are subject to each Portfolio's policies on borrowing.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the S&P Mid Cap 400 Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

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DIAMONDS(SM):  DIAMONDS are based on the Dow Jones Industrial Average(SM).  They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Nasdaq-100 Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. "Investment-grade" bonds are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except DWS Money Market VIP) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which DIMA acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement. Currently, DWS Money Market VIP does not intend to invest in Central Funds.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets (except DWS Core Fixed Income VIP cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of DWS Money Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives


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

reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor or a subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. DWS Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund's Board has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Non-Diversified Portfolios. DWS Technology VIP is classified as a "non-diversified" portfolio so that it will be able to invest to a greater degree in the securities of a single issuer, subject to the diversification requirements of the Code applicable to the Portfolio. This allows the Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since a Portfolio may invest a relatively high percentage of its assets in the securities (i.e., these funds purchase stock) of a limited number of issuers, a Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an


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enterprise  by its  government  may  occur  over a  number  of  years,  with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or a subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or

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

insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restructuring Instruments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, a portfolio may accept various instruments if the investment adviser determines it is in the best interests of a portfolio and consistent with a portfolio's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Reverse Repurchase Agreements. Each Portfolio (except DWS Money Market VIP) may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Portfolio's assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.

Small Company Risk. DWS Small Cap Growth VIP and DWS Dreman Small Mid Cap Value VIP intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index and the Russell 2500 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the DWS Small Cap Growth VIP, DWS Dreman Small Mid Cap Value VIP may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Short Sales Against-the-Box. All Portfolios (except DWS Money Market VIP) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax

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purposes.  A short sale  "against-the-box"  is a short sale in which a Portfolio owns at  least  an equal  amount  of the  securities  sold  short or  securities
convertible   into  or  exchangeable   for,   without  payment  of  any  further
consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which a Portfolio replaces the borrowed security. A
Portfolio  will  incur  transaction   costs,   including  interest  expenses  in
connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

Variable Rate Securities. DWS Money Market VIP may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7 which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Strategic  Transactions and Derivatives (all Portfolios  except DWS Money Market
VIP). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes, unless permitted by the investment objective and policies of a Portfolio. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and the Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's or a subadvisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call


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options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

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

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or a subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or a subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

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

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary or futures commission merchant as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance returns. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or a subadvisor.

With respect to hedging, a Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps may involve hedging either specific transactions or portfolio positions

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except as  described  below.  Transaction  hedging is  entering  into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date or to enhance returns. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined


                                       85
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interest  rate or amount.  A collar is a  combination  of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Portfolio's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of a Portfolio's assets may be invested in credit default swaps for the purposes of buying credit protection. A Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. A Portfolio may also borrow up to 5% of its net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the "Borrowing" subsection of the "Investment Restrictions" section of this Statement of Additional Information. DWS Balanced VIP may invest up to 15% of its total assets in credit default swaps.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or


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currency required to be delivered,  or, subject to any regulatory  restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally


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entered into based on the Advisor's or a subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Warrants. Each Portfolio (except DWS Money Market VIP) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.



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DWS RREEF Real Estate Securities VIP

Equity and Equity Equivalents. In addition to investing in common stocks, the Portfolio may invest in other equity securities and equity equivalents, including securities that permit the Portfolio to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Portfolio to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity security equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The Portfolio will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by the Standard & Poor's division of The McGraw-Hill Companies, Inc. ("S&P") or B3 by Moody's Investors Service ("Moody's"), or, if not rated by S&P and Moody's, are of equivalent investment quality as determined by the subadvisor. The Portfolio's investments in convertible debt securities and other high-yield/high-risk, nonconvertible debt securities rated below investment-grade will comprise no more than 20% of the Portfolio's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations.

These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Debt Securities. The Portfolio may invest in debt securities because the Portfolio has current income as a secondary investment objective. As a result, the Portfolio may invest in debt securities when the subadvisor believes such securities represent an attractive investment for the Portfolio. It is intended that the Portfolio may invest in debt securities for income or as a defensive strategy when the subadvisor believes adverse economic or market conditions exist.

The value of the debt securities in which the Portfolio may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities that comprise part of the Portfolio's fixed-income portfolio will be limited primarily to "investment-grade" obligations. However, the Portfolio may invest up to 5% of its assets in "high-yield/high-risk" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the subadvisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

"High-yield" securities, sometimes referred to as "junk bonds," are higher risk,
non-convertible   debt  obligations   that  are  rated  below   investment-grade
securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of the Portfolio's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Portfolio are analyzed by the subadvisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objectives of the Portfolio.

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The  Portfolio  will not  necessarily  dispose of  high-yield  securities if the aggregate value of such securities exceeds 5% of the Portfolio's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the
Portfolio.   Rather,   the  subadvisor  will  cease  purchasing  any  additional
high-yield securities until the value of such securities is less than 5% of the Portfolio's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the Portfolio in meeting its investment objective.

In addition, the value of the Portfolio's investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of the Portfolio, impact the net asset value of the Portfolio's shares.

Notwithstanding the fact that the Portfolio will invest primarily in equity securities, under adverse market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities. To the extent that the Portfolio assumes a defensive position, it will not be investing for long-term capital appreciation. When the Portfolio is invested for temporary defensive purposes, it may not pursue or achieve its investment objective.

Convertible Debt Securities. A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income with generally higher yields than common stocks. Because convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, they generally offer lower yields than non-convertible securities of similar quality. Like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Real Estate Investment Trusts. The Portfolio intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts and real estate companies. A company is considered to be a real estate company if, in the opinion of the subadvisor, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Portfolio are attributed to the ownership, construction, management or sale of real estate.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITS, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

Short Sales. The Portfolio may engage in short sales, if, at the time of the short sale, the Portfolio owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short (i.e., a short sale "against the box").

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale, the collateral account will be maintained by State Street Bank and Trust Company, the Portfolio's custodian. While the short sale is open, the Portfolio


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will  maintain,  in a  segregated  custodial  account,  an amount of  securities convertible  into,  or  exchangeable  for,  such  equivalent  securities  at  no
additional   cost.  These  securities  would  constitute  the  Portfolio's  long position.

There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Derivative Securities. To the extent permitted by its investment objective and policies, the Portfolio may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is based on or derived from a traditional security, asset or market index. Certain derivative securities are described more accurately as index structured securities. Index structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Portfolio may not invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested, or unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There is a range of risks associated with derivative  investments,  including:

o The risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the subadvisor anticipates.

o The possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange on which the derivative is traded, either of which may make it difficult or impossible to close out a position when desired.

o     The risk that the other party will fail to perform its obligations.

Other Investment Companies. The Portfolio may invest up to 10% of its total assets in other mutual funds, including those of the Advisor or subadvisor provided that the investment is consistent with the Portfolio's investment policies and restrictions. Under the 1940 Act, the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio's total assets with respect to any one investment company; and (c) 10% of the Portfolio's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee than the Portfolio bears directly in connection with its own operations.

Repurchase Agreements. The Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio.

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A repurchase  agreement  occurs  when,  at the time the  Portfolio  purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Portfolio's money is invested in the security.

Because the security purchased constitutes a security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The Portfolio's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Portfolio may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the Portfolio could experience a loss.

The Portfolio will limit repurchase agreement transactions to securities issued by the US government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Portfolio's Board of Trustees or its designee.

The Portfolio will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

When-Issued and Forward Commitment Agreements. The Portfolio may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, the Portfolio assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such a security may decline prior to delivery, which could result in a loss to the Portfolio. While the Portfolio will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy. In purchasing securities on a when-issued or forward commitment basis, the Portfolio will establish and maintain a segregated account consisting of cash, cash equivalents or other appropriate liquid securities until the settlement date in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Portfolio will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Restricted and Illiquid Securities. The Portfolio may, from time to time, purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities") or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for investment. The Portfolio may invest up to 15% of its net assets in such securities. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities is a question of fact for the Board of Trustees of the Portfolio to determine, based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the subadvisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Portfolio may, from time to time, hold a Rule 144A or other security that is


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illiquid. In such an event, the subadvisor will consider appropriate remedies to minimize the effect on the Portfolio's liquidity.

Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the portfolio, or, in some cases, for temporary defensive purposes, the Portfolio may invest a portion of its assets in money market and other short-term securities. When the Portfolio is invested for temporary defensive purposes, it may not achieve or pursue its investment objectives.

Examples of short-term securities include:

o Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o     Commercial paper;

o     Certificates of deposit and euro dollar certificates of deposit;

o     Bankers' acceptances;

o     Short-term notes, bonds, debentures or other debt instruments; and

o     Repurchase agreements.

The Portfolio may also invest up to 5% of its total assets in any money market fund, including those advised by the Advisor or subadvisor.

Futures and Options. The Portfolio may enter into futures contracts, options on futures contracts and options on securities and indices. Generally, futures transactions may be used to:

o Protect against a decline in market value of the Portfolio's securities (taking a short futures position);

o Protect against the risk of an increase in market value for securities in which the Portfolio generally invests at a time when the Portfolio is not fully invested (taking a long futures position); and

o Provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Portfolio's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by the Portfolio means the Portfolio becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the Portfolio becomes obligated to buy the security (or securities) at a specified price on a specified date. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. The subadvisor may engage in futures and options transactions based on securities indices that are consistent with the Portfolio's investment objectives. An example of an index that may be used is the S&P 500(R) Index. The managers also may engage in futures and options transactions based on specific securities, such as US Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a US government agency.

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Index futures  contracts differ from traditional  futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike the situation in which the Portfolio purchases or sells an equity security, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute margin transactions for purposes of the Portfolio's investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. At any time prior to expiration of the future, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

Options on Securities. The Portfolio may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio. All options written by the Portfolio are "covered."

A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control,


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the Portfolio  must purchase the  underlying  security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Portfolio may also purchase call and put options on any securities in which they may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The Portfolio will engage in OTC options only with broker-dealers deemed by the subadvisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk

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that  broker-dealers  participating in such  transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from a counter party approved for these purposes by the subadvisor. The subadvisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions.

Options on Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Portfolio would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Portfolio would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Portfolio of options on securities indices will be subject to the subadvisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on Futures. By purchasing an option on a futures contract, the Portfolio obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Portfolio completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

Although it does not currently intend to do so, the Portfolio may write (or sell) call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Portfolio would give up some ability to participate in a price increase on the


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underlying security. If the Portfolio were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Risks Related to Futures and Options Transactions. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the subadvisor utilizes a hedge at an inappropriate time or judges interest rate or equity market trends incorrectly, futures and options strategies may lower the Portfolio's return.

The Portfolio could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the subadvisor considers it appropriate or desirable to do so. In the event of adverse price movements, the Portfolio would be required to continue making daily cash payments to maintain its required margin. If the Portfolio had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the subadvisor would not otherwise elect to do so. In addition, the Portfolio may be required to deliver or take delivery of instruments underlying futures contracts it holds. The subadvisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The Portfolio could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the Portfolio had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Portfolio loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Portfolio also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolio generally will only purchase or write such an option if the subadvisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the subadvisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the subadvisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

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

Restrictions on the Use of Futures Contracts and Options. Under CFTC regulations, the Portfolio may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for purposes other than hedging, provided that assets committed to initial margin and option premiums do not exceed 5% of the Portfolio's total assets. To the extent required by law, the Portfolio will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Non-diversification. The Portfolio is classified as a non-diversified management investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified fund.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 33.3% of the total value of its securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to the Advisor, the subadvisor, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government securities are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

The Portfolio will adhere to the following conditions whenever its securities are loaned: (1) the Portfolio must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time;
(4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. The Portfolio is a party to an exemptive order from the SEC which allows cash collateral to be invested in a money market fund managed by the Advisor or the subadvisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Investment of Uninvested Cash Balances. The Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Portfolio may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act


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(collectively,  the  "Central  Funds") in excess of the  limitations  of Section
12(d)(1) of the 1940 Act. Investment by the Portfolio in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Portfolio's investment policies and restrictions.

The Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

                             MANAGEMENT OF THE FUND

Investment Advisor


On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("Scudder"), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and Scudder and changed its name to Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"). DIMA, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Fund's Board of Trustees, DIMA, with headquarters at 345 Park Avenue, New York, New York, makes each Portfolio's investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.



Pursuant to an investment management agreement (each an "Agreement" and, collectively the "Agreements") with each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a

Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.


Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Portfolio, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus as of the date of the prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

The current Agreements for all Portfolios were last renewed by the Board of Trustees on September 22, 2006. Each Agreement continues in effect until September 30, 2007 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.



Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Fund's Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as the Portfolios' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Portfolios' federal, state and local tax returns; preparing and filing the Portfolios' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining the Portfolios' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring the Portfolios' operating budget; processing the payment of each Portfolio's bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.


Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS Scudder Fund Accounting Corporation ("DWS-SFAC") and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under each Agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.


The Portfolios each pay the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                    Fee Rate
-----------------------------------------                    --------

$0-$500 million                                              0.15%
next $500 million                                            0.14%
next $500 million                                            0.13%
next $1 billion                                              0.12%
Over $2.5 billion                                            0.11%


The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:


Portfolio                                            Fiscal 2006        Fiscal 2005        Fiscal 2004
---------                                            -----------        -----------        -----------

DWS Conservative Allocation VIP(1)(2)(3)              $78,016            $43,018               $363
DWS Growth Allocation VIP(1)(2)(4)                   $307,763           $166,261            $11,104
DWS Moderate Allocation VIP(1)(2)(4)                 $268,882           $149,056             $9,387

(1) In addition to their investment management fee, each Portfolio will also bear its pro rata share of the investment management fees of all the underlying portfolios in which it invests.

(2) Through September 30, 2007 or until the commencement of the GAA strategy, the Advisor has agreed to waive 0.05% of its management fee.

(3) Through April 30, 2010, for Conservative Allocation VIP, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses, and indirect expenses of underlying DWS portfolios. Through November 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the Portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through April 30, 2006, the advisor, underwriter and accounting agent had each contractually agreed to waive their respective fees to the extent necessary to maintain the Portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(4) Through September 30, 2007, for Growth Allocation VIP and Moderate Allocation VIP, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain each portfolio's total operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses, and indirect expenses of underlying DWS portfolios. Through April 30, 2006, the advisor, underwriter and accounting agent had each contractually agreed to waive their respective fees to the extent necessary to maintain each Portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



Under each Agreement, a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. A Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Independent Trustees of the Fund are represented by independent counsel at the Fund's expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Portfolios' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Portfolio that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Fund may have dealings with a Portfolio as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Portfolio.

The term DWS Scudder is the designation given to the services provided by the Advisor and its affiliates to the DWS Family of Funds.

Fees and Expenses of Underlying Portfolios


As noted above, the Portfolios will bear their pro rata share of the underlying portfolios' fees and expenses. The management fees and total operating expenses of the underlying portfolios during their most recent fiscal year are described in the following table. Reimbursement and/or waiver arrangements applicable to certain underlying portfolios caused the net fees and/or expenses for those portfolios to be lower than the values below.


The information in the table does not reflect charges and fees associated with the separate account that invests in a portfolio or any variable life insurance policy or variable annuity contract for which a portfolio is an investment option. These charges and fees will increase expenses.


Name                                              Management Fees (%)    Total Expenses (%)   Net Expenses (%)
----                                              -------------------    ------------------   ----------------


DWS Bond VIP(1)(2)                                     0.49                     1.04                1.03
DWS Capital Growth VIP(3)(4)                           0.47                     0.82                0.82
DWS Conservative Allocation                            0.15                     1.40                1.36
VIP(5)(6)(7)(8)(9)
DWS Global Opportunities VIP(10)                       0.99                     1.51                1.51
DWS Growth Allocation                                  0.15                     1.33                1.33
  VIP(11)(12)(13)(14)
DWS Growth & Income VIP(15)(16)(17)                    0.48                     0.90                0.87
DWS International VIP(18)(19)                          0.84                     1.36                1.34
DWS Health Care VIP                                    0.77                     1.28                1.28
DWS RREEF Real Estate Securities                       1.00                     1.68                1.42
  VIP(20)(21)
DWS Balanced VIP(22)                                   0.46                     0.93                0.89
DWS Blue Chip VIP                                      0.64                     1.08                1.08
DWS Core Fixed Income VIP                              0.59                     1.06                1.06
DWS Davis Venture Value VIP(23)(24)                    0.94                     1.40                1.29
DWS Dreman High Return Equity                          0.73                     1.11                1.11
  VIP(25)(26)
DWS Dreman Small Mid Cap Value VIP                     0.73                     1.15                1.15
DWS Global Thematic VIP(27)(28)                        1.00                     1.76                1.52
DWS Government & Agency Securities VIP                 0.55                     1.07                1.07
DWS High Income VIP                                    0.59                     1.10                1.10
DWS International Select Equity VIP                    0.75                     1.26                1.26
DWS Janus Growth & Income VIP                          0.75                     1.24                1.24
DWS Large Cap Value VIP                                0.74                     1.20                1.20
DWS Mid Cap Growth VIP(29)(30)                         0.75                     1.42                1.34
DWS Moderate Allocation                                0.15                     1.30                1.30
  VIP(31)(32)(33)(34)
DWS Money Market VIP(35)(36)(37)                       0.39                     0.81                0.81
DWS Small Cap Growth VIP(38)                           0.65                     1.12                1.09
DWS Strategic Income VIP                               0.65                     1.24                1.24
DWS Technology VIP                                     0.75                     1.28                1.28

                                      125

Name                                              Management Fees (%)    Total Expenses (%)   Net Expenses (%)
----                                              -------------------    ------------------   ----------------

DWS Turner Mid Cap Growth VIP                          0.80                     1.37                1.37
DWS Equity 500 Index VIP(39)                           0.29                     0.56                0.53
DWS Equity 500 Index VIP Class B2(40)                  0.29                     0.70                0.63
DWS Small Cap Index VIP                                0.45                     0.75                0.75


(1) Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

(2) Through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary so that the portfolio's total operating expenses will not exceed 1.03% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.


(3) Restated and estimated to reflect the acquisition of DWS All Cap Growth VIP, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP on December 11, 2006.

(4) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.86% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

(5) Through September 30, 2007, the Advisor has contractually agreed to waive 0.05% of the monthly management fee based on average daily net assets.

(6) Restated and estimated to reflect acquisition of DWS Income Allocation VIP on September 15, 2006.

(7)       Certain  ratios reduced for  contractual  expense  limitations  and/or
          reimbursements   where   applicable,   based   on  the   most   recent
          prospectuses.

(8) In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

(9) Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses, and indirect expenses of underlying DWS portfolios.

(10) Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.52% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

(11) Through September 30, 2007, the Advisor has contractually agreed to waive 0.05% of the monthly management fee based on average daily net assets.

(12)      Certain  ratios reduced for  contractual  expense  limitations  and/or
          reimbursements   where   applicable,   based   on  the   most   recent
          prospectuses.

(13) In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

(14) Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses, and indirect expenses of underlying DWS portfolios.

(15) Restated and estimated to reflect the acquisition of DWS Large Cap Core VIP on December 11, 2006.

(16) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.87% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

(17) Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010.

(18) Restated and estimated to reflect the acquisition of DWS Foreign Value VIP on December 11, 2006.

(19) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.34% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

(20) Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.52% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(21) Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 1.50% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(22) Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.30% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(23) Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain so that the portfolio's total operating expenses will not exceed 1.34% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(24) Restated on an annualized basis to reflect fee changes which took effect on November 6, 2006.

(25) Restated and estimated to reflect acquisition of Money Market VIP (a series of DWS Variable Series I) on November 6, 2006.

(26) Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.81% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(27) Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.39% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

(28) Through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary so that the portfolio's total operating expenses will not exceed 1.42% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

(29) Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.89% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(30) Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(31) Through September 30, 2007, the Advisor has contractually agreed to waive 0.05% of the monthly management fee based on average daily net assets.

(32)      Certain  ratios reduced for  contractual  expense  limitations  and/or
          reimbursements   where   applicable,   based   on  the   most   recent
          prospectuses.

(33) In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

(34) Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses, and indirect expenses of underlying DWS portfolios.

(35) Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 1.26% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(36) Restated and estimated to reflect acquisition of DWS Dreman Financial Services VIP and DWS MFS Strategic Value VIP on September 15, 2006.

(37) Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.15% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(38) Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.09% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(39) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

(40) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.63% for Class B2 shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

Regulatory Matters. On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

For discussion of other regulatory matters see the Portfolios' prospectuses.



Codes of Ethics. The Fund, the Advisor, the underlying portfolios' subadvisors and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Trustees, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Compensation of Portfolio Managers

The Portfolio has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolio's management team in the Portfolio as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolio's most recent fiscal year end.


                                          Name of              Dollar Range of    Dollar Range of All DWS
Name of Portfolio                    Portfolio Manager     Portfolio Shares Owned    Fund Shares Owned
-----------------                    -----------------     ----------------------    -----------------

DWS Moderate Allocation VIP          Inna Okounkova                $0                $100,001-$500,000
                                     Robert Wang                   $0                 $50,001-$100,000

DWS Growth Allocation VIP            Inna Okounkova                $0                $100,001-$500,000
                                     Robert Wang                   $0(1)              $50,001-$100,000

DWS Conservative Allocation VIP      Inna Okounkova                $0                $100,001-$500,000
                                     Robert Wang                   $0                 $50,001-$100,000

(1)   Although  the  Portfolio  Manager  does  not  have an  investment  in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Growth Allocation Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

Conflicts of Interest

In addition to managing the assets of the Portfolio, the Portfolio's managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolio's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:


                                                                                     Number of
                                                                                     Investment
                                                     Number of   Total Assets of      Company       Total Assets of
                                       Name of      Registered      Registered     Accounts with      Performance-
                                      Portfolio     Investment      Investment    Performance-Based    Based Fee
      Name of Portfolio                Manager       Companies      Companies           Fee             Accounts
      -----------------                -------       ---------      ---------           ---             --------

DWS Moderate Allocation VIP        Inna Okounkova       10         $3,736,861,907        0                $0
                                   Robert Wang          27         $6,747,904,497        0                $0

DWS Growth Allocation VIP          Inna Okounkova       10         $3,706,747,937        0                $0
                                   Robert Wang          27         $8,717,790,527        0                $0

DWS Conservative Allocation VIP    Inna Okounkova       10         $3,856,453,620        0                $0
                                   Robert Wang          27         $8,867,496,210        0                $0

Other Pooled Investment Vehicles Managed:

                                                                               Number of Pooled
                                                                                  Investment
                                                Number of    Total Assets of   Vehicle Accounts
                                 Name of         Pooled           Pooled             with         Total Assets of
                                Portfolio      Investment       Investment    Performance-Based  Performance-Based
Name of Portfolio                Manager        Vehicles         Vehicles            Fee           Fee Accounts
-----------------                -------        --------         --------            ---               --------

DWS Moderate Allocation VIP   Inna Okounkova        4            $289,159,818         0                         $0
                              Robert Wang           7            $575,177,702         1               $176,972,049

DWS Growth Allocation VIP     Inna Okounkova        4            $289,159,818         0                         $0
                              Robert Wang           7            $575,177,702         1               $176,972,049

DWS Conservative Allocation   Inna Okounkova        4            $289,159,818         0                         $0
VIP
                              Robert Wang           7            $575,177,702         1               $176,972,049

Other Accounts Managed:

                                                                               Number of Other
                                  Name of      Number of                        Accounts with     Total Assets of
                                 Portfolio       Other      Total Assets of   Performance-Based  Performance-Based
Name of Portfolio                 Manager       Accounts     Other Accounts          Fee           Fee Accounts
-----------------                 -------       --------           --------          ---               --------

DWS Moderate Allocation VIP    Inna Okounkova         0                    $0         0                      $0
                               Robert Wang           40        $8,047,671,160         3            $399,358,293

                                      134

DWS Growth Allocation VIP      Inna Okounkova         0                    $0         0                      $0
                               Robert Wang           40        $8,047,671,160         3            $399,358,293

DWS Conservative Allocation VIPInna Okounkova         0                    $0         0                      $0
                               Robert Wang           40        $8,047,671,160         3            $399,358,293

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolio. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Portfolio and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor, including other client accounts managed by the Portfolio's management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Portfolio may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Portfolio's management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Portfolio's Board.

                             FUND SERVICE PROVIDERS

Distributor

DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of the Advisor, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan") that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series II may make quarterly payments as reimbursement to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940
Act) of the Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

As of December 31, 2006, the Portfolios paid distribution fees as follows:

Name of Portfolio                   Total Aggregated Fee         Waived           Unpaid at December 31, 2006
-----------------                   --------------------         ------           ---------------------------

DWS Moderate Allocation VIP               $448,138                   $0                      $36,338
DWS Growth Allocation VIP                 $512,938                   $0                      $43,486
DWS Conservative Allocation VIP           $130,027                   $0                      $12,496

In addition, DWS-SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of DWS Variable Series II.

Recordkeeping

Technically, the shareholders of the Portfolios of DWS Variable Series II are the participating insurance companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of DWS Variable Series II are the participating insurance companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by DWS Variable Series II. The insurance companies place orders for the purchase and redemption of Portfolio shares with DWS Variable Series II reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of DWS Variable Series II may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Portfolios' prospectus (see "How Much Investors Pay" in the Portfolio's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Transfer Agent


DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is each Portfolio's transfer agent, dividend-paying agent and shareholder service agent.


The Transfer Agent receives an annual service fee for each account of the Portfolios, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in a Portfolio. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a Portfolio or are paid directly by a Portfolio. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by a Portfolio with the prior approval of the Portfolios' Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Portfolios.

Custodian

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio. The custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios. SSB also serves as the foreign custody manager for the Portfolios.

Independent Registered Public Accounting Firm

The Fund's independent registered public accounting firm, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audits and reports on the Portfolios' annual financial statements, review certain regulatory reports and the Portfolios' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to the Fund and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corp. ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DIMA, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. For the fiscal year ended December 31, 2006, DWS-SFAC received fees from the Portfolios as follows:


Name of Portfolio                   Total Aggregated Fee         Waived        Unpaid at December 31, 2006
-----------------                   --------------------         ------        ---------------------------

DWS Moderate Allocation VIP                $43,599                  $0                     $3,673
DWS Growth Allocation VIP                  $44,581                  $0                     $3,719
DWS Conservative Allocation VIP            $47,122                  $0                     $3,494

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under the Portfolios' fund accounting agreements. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio's investments, references in this section to the "Advisor" should be read to mean the sub-advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Portfolios to obtain third party research and brokerage services. The Advisor may, in the future, change this policy.
Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolios' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Portfolios and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolios a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP are each required to identify any securities of its "regular brokers or dealers" (as such term is defined in rule 10b-1 of the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, each Portfolio did not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio for the most recent fiscal year:

 Portfolio                                          Fiscal Year 2006
 ---------                                          ----------------

 DWS Moderate Allocation VIP                              $0
 DWS Growth Allocation VIP                                $0
 DWS Conservative Allocation VIP                          $0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the securities owned by the portfolios during the year, excluding from both the numerator and the denominator all securities whose remaining maturities at the time of acquisition of one year or less.

Higher levels of activity by an underlying portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by that underlying portfolio's shareholders and, indirectly, by shareholders of the Portfolios.

Portfolio turnover rates for the years ended December 31, 2006 and 2005, respectively, for the Portfolios are as follows:

Name                                   December 31, 2006       December 31, 2005
----                                   -----------------       -----------------

DWS Moderate Allocation VIP                   35%                     14%
DWS Growth Allocation VIP                     45%                     20%
DWS Conservative Allocation VIP               31%                     27%



Portfolio turnover rates for the years ended December 31, 2006 and 2005, respectively, for the underlying portfolios that are part of DWS Variable Series I are as follows:

Name                                   December 31, 2006       December 31, 2005
----                                   -----------------       -----------------

DWS Bond VIP(1)                              179%                    187%
DWS Growth & Income VIP                      105%                    115%
DWS Capital Growth VIP                        16%                     17%
DWS Global Opportunities VIP                  28%                     30%
DWS International VIP                        105%                     59%
DWS Health Care VIP                           47%                     43%

(1) The portfolio turnover rates including mortgage dollar roll transactions were 186% and 197% for the years ended December 31, 2006 and 2005, respectively.

Portfolio turnover rates for the years ended December 31, 2006 and 2005, respectively, for the underlying portfolios that are part of DWS Variable Series II are as follows:

Name                                     December 31, 2006    December 31, 2005
----                                     -----------------    -----------------

DWS Balanced VIP((1))                           108%               121%
DWS Blue Chip VIP                               226%               288%
DWS Conservative Allocation VIP                  31%                27%
DWS Core Fixed Income VIP((2))                  183%               164%
DWS Davis Venture Value VIP                      16%                 8%
DWS Dreman High Return Equity VIP                20%                10%
DWS Dreman Small Cap Value VIP                   52%                61%
DWS Global Thematic VIP                         136%                95%
DWS Government & Agency Securities VIP(3)       241%               191%
DWS Growth Allocation VIP                        45%                20%
DWS High Income VIP                              93%               100%
DWS International Select Equity VIP             122%                93%
DWS Janus Growth & Income VIP                    44%                32%
DWS Large Cap Value VIP                          76%                64%
DWS Mid Cap Growth VIP                           46%               104%
DWS Moderate Allocation VIP                      35%                14%
DWS Small Cap Growth VIP                         73%                94%
DWS Strategic Income VIP                        143%               120%
DWS Technology VIP                               49%               135%
DWS Turner Mid Cap Growth VIP                   148%               151%


(1) The portfolio turnover rate including mortgage dollar roll transactions was 122% for the year ended December 31, 2005.

(2) The portfolio turnover rates including mortgage dollar roll transactions were 198% and 241% for the years ended December 31, 2006 and 2005, respectively.

(3) The portfolio turnover rates including mortgage dollar roll transactions were 403% and 325% for the years ended December 31, 2006 and December 31, 2005, respectively.


The portfolio turnover rates for DWS RREEF Real Estate Securities VIP were 61% and 70% for the years ended December 31, 2006 and December 31, 2005, respectively.

Purchases and sales for each Portfolio are made whenever necessary, in management's opinion, to meet a Portfolio's objective.

                            PURCHASE AND REDEMPTIONS


Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value.")

Upon receipt by a Portfolio's transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

The Fund may, on behalf of a Portfolio, suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

Each portfolio discourages short-term and excessive trading. Each portfolio will take steps to detect and deter short-term and excessive trading pursuant to a portfolio's policies as described in this prospectus and approved by the Board. Portfolio policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o for each portfolio that invests some portion of its assets in foreign securities -- each portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio.

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the Advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the Advisor and each portfolio reserve the right to terminate a separate account's ability to invest in a portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. It is important to note that the Advisor and each portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

These policies and procedures may be modified and terminated at any time.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commission, non-cash compensation arrangement expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates have advised each Portfolio that they expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust

Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock
Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.
T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica  Financial Life Insurance Company
Allstate Life  Insurance  Company of New York
Ameritas Life  Insurance Group
American General Life Insurance  Company
Annuity  Investors Life Insurance Company
Columbus  Life  Insurance  Company
Companion  Life  Insurance  Company
Connecticut  General Life  Insurance  Company
Farmers New World Life  Insurance Company
Fidelity Security Life Insurance Company
First Allmerica  Financial Life Insurance  Company
First  Great-West  Life and Annuity  Insurance  Company
First MetLife Investors  Insurance Company
Genworth Life Insurance Company of New York
Genworth  Life and  Annuity  Insurance  Company
Great  West  Life  and  Annuity Insurance  Company
Hartford Life  Insurance  Company
Hartford Life and Annuity Insurance  Company

ICMG  Registered  Variable  Life
John Hancock Life  Insurance Company  of New  York
John  Hancock  Life  Insurance  Company  (U.S.A.)
Kemper Investors Life Insurance  Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity  Company of New York
Lincoln  National  Life  Insurance  Company
Massachusetts  Mutual  Life  Insurance  Company
MetLife  Group  Minnesota  Life Insurance  Company
Mutual of  America  Life  Insurance  Company
National  Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide  Life Insurance  Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life  Assurance  and Annuity  Company of New York
Symetra Life Insurance  Company
Transamerica  Life  Insurance  Company
Union  Central  Life Insurance  Company
United of Omaha Life Insurance  Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

                           DIVIDENDS AND CAPITAL GAINS

The  Fund  normally   follows  the  practice  of  declaring   and   distributing
substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

                              FEDERAL INCOME TAXES

Each Portfolio and each underlying portfolio intends to qualify as a regulated investment company under subchapter M of the Code in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the 1940 Act. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract. Pursuant to a ruling issued by the Internal Revenue Service, for purposes of the diversification requirements of Section 817(h), each Portfolio generally will be treated as owning a pro rata portion of the investments of each of the underlying portfolios in which the Portfolio holds an interest. Thus, because each of the underlying portfolios intends to satisfy the diversification requirements of Section 817(h), each of the Portfolios generally should also be treated as satisfying those requirements.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                                 NET ASSET VALUE

The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of each Portfolio, less all liabilities attributable to that class, by the total number of shares outstanding.

An equity security is valued at its most recent sale price on the primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen by the Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Fund as of May 1, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the portfolios and the Trust.

Independent Board Members

-------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                         Number of
Position(s) Held with the                                                                    Funds in DWS
Trust and Length of Time    Principal Occupation(s) During Past 5 Years and                  Fund Complex
Served(1)                   Other Directorships Held                                         Overseen
-------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)      Consultant, World Bank/Inter-American Development Bank;                55
Chairperson since 2007,     formerly, Project Leader, International Institute for Applied
and Board Member,           Systems Analysis (1998-2001); Chief Executive Officer, The
2002-present                Eric Group, Inc. (environmental insurance) (1986-1998)
-------------------------------------------------------------------------------------------------------------

                                      151

-------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                         Number of
Position(s) Held with the                                                                    Funds in DWS
Trust and Length of Time    Principal Occupation(s) During Past 5 Years and                  Fund Complex
Served(1)                   Other Directorships Held                                         Overseen
-------------------------------------------------------------------------------------------------------------

John W. Ballantine (1946)   Retired; formerly, Executive Vice President and Chief Risk             55
Board Member, 1999-present  Management Officer, First Chicago NBD Corporation/The First
                            National Bank of Chicago (1996-1998); Executive Vice
                            President and Head of International Banking (1995-1996).
                            Directorships:  Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                            company); Stockwell Capital Investments PLC (private equity).
                            Former Directorships: First Oak Brook Bancshares, Inc. and
                            Oak Brook Bank
-------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)    Retired; formerly, Executive Vice President, A. O. Smith               55
Board Member, 1980-present  Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)       Distinguished Fellow, University of Illinois, Institute of             55
Board Member, 1999-present  Government and Public Affairs (1999-present); formerly,
                            Governor, State of Illinois (1991-1999). Directorships:  John
                            B. Sanfilippo & Son, Inc. (processor/packager/marketer of
                            nuts, snacks and candy products); Horizon Group Properties,
                            Inc.; Youbet.com (online wagering platform); Alberto-Culver
                            Company (manufactures, distributes and markets health and
                            beauty care products)
-------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)    Retired; formerly, Chairman, Harnischfeger Industries, Inc.            55
Board Member, 1981-present  (machinery for the mining and paper industries) (1999-2001);
                            prior thereto, Vice Chairman and Chief Financial Officer,
                            Monsanto Company (agricultural, pharmaceutical and
                            nutritional/food products) (1994-1999). Directorship:  RCP
                            Advisors, LLC (a private equity investment advisory firm)
-------------------------------------------------------------------------------------------------------------
William McClayton (1944)    Managing Director of Finance and Administration, Diamond               55
Board Member, 2004-present  Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur
                            Andersen LLP (accounting) (1986-2001). Formerly: Trustee,
                            Ravinia Festival; Board of Managers, YMCA of Metropolitan
                            Chicago
-------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)  Retired; formerly, President, Hood College (1995-2000); prior          55
Board Member, 1995-present  thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                            Internal Revenue Service; Assistant Attorney General (Tax),
                            US Department of Justice. Directorships:  Federal Mogul Corp.
                            (supplier of automotive components and subsystems); AK Steel
                            (steel production); Goodyear Tire & Rubber Co.
                            (April 2004-present); Champion Enterprises, Inc.
                            (manufactured home building); Wolverine World Wide, Inc.
                            (designer, manufacturer and marketer of footwear) (April
                            2005-present); Trustee, Bryn Mawr College. Former
                            Directorship:  Bethlehem Steel Corp.
-------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)   President, Robert H. Wadsworth & Associates, Inc.                     58
Board Member, 2004-present  (consulting firm) (1983 to present). Formerly, Trustee of New
                              York Board DWS Funds.
-------------------------------------------------------------------------------------------------------------

                                      152

Officers(2)

-------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Trust and Length of Time    Principal Occupation(s) During Past 5 Years and
Served(1)                   Other Directorships Held
-------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)  Managing Director(3), Deutsche Asset Management (2006-present); President of
President, 2006-present     DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and
                            Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                            Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
-------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)    Director(3), Deutsche Asset Management
Vice President and
Assistant Secretary,
1986-present
-------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)  Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,    Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Treasurer, 2005-present     Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)     Director(3), Deutsche Asset Management
Secretary, 2001-present
-------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4)      Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
(1963)                      New York Life Investment Management LLC (2003-2005); legal associate, Lord,
Assistant Secretary,        Abbett & Co. LLC (1998-2003)
2005-present
-------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)  Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,        Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)  Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-------------------------------------------------------------------------------------------------------------
Paul Antosca(5) (1957)      Director(3), Deutsche Asset Management (since 2006); Vice President, The
Assistant Treasurer,        Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
2007-present
-------------------------------------------------------------------------------------------------------------
Kathleen Sullivan           Director(3), Deutsche Asset Management
D'Eramo(5) (1957)
Assistant Treasurer,
2003-present
-------------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)     Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering       Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,         Operations Manager for AXA Financial (1999-2004)
2007-present
-------------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)      Managing Director(3), Deutsche Asset Management (2004-present); formerly,
Chief Compliance Officer,   Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice
2006-present                President, The Prudential Insurance Company of America (1988-2000); E.F.
                            Hutton and Company (1984-1988)
-------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)   Executive title, not a board directorship.

(4)   Address:  345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                    Vice President
Caroline Pearson:                    Secretary
Philip J. Collora:                   Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held seven (7) meetings during calendar year 2006.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held four (4) meetings during calendar year 2006.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H. Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2006.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Valuation Committee held one (1) meeting during calendar year 2006.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W. Ballantine (Chair), James
R. Edgar and Robert B. Hoffman. The Equity Oversight Committee held five (5) meetings during calendar year 2006.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R. Edgar. The Operations Committee held six (6) meetings during calendar year 2006.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H. Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2006.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from a Fund and aggregate compensation from the DWS Fund complex during the calendar year 2006.


                                                                           Pension or
                           Compensation                                    Retirement
                               from       Compensation    Compensation      Benefits
                               DWS          from DWS          from         Accrued as    Total Compensation
                          Conservative       Growth       DWS Moderate   Part of Fund   Paid to Trustee from
Name of Trustee           Allocation VIP Allocation VIP  Allocation VIP     Expenses    Fund Complex(3)(4)(5)
---------------           -------------- --------------  ---------------    --------    ------------

John W. Ballantine            $1,770         $2,520          $2,400            $0             $222,670
Donald L. Dunaway(1)          $1,680         $2,360          $2,280            $0             $210,170
James R. Edgar(2)             $1,440         $2,000          $1,960            $0             $180,170
Paul K. Freeman               $1,730         $2,440          $2,360            $0             $217,670
Robert B. Hoffman             $1,670         $2,320          $2,240            $0             $207,670
William McClayton             $1,520         $2,150          $2,080            $0             $193,560
Shirley D. Peterson(6)        $1,960         $2,760          $2,640            $0             $242,670
Robert H. Wadsworth           $1,540         $2,200          $2,120            $0             $228,250

(1) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees

(including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable to Governor Edgar are $1,760 from DWS Conservative Allocation VIP, $2,836 from DWS Growth Allocation VIP and $2,735 from DWS Moderate Allocation VIP.

(2) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth's total compensation was for service on the boards of 24 trusts/corporations comprised of 72 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 63 funds/portfolios. Mr. Wadsworth currently serves on the boards of 25 DeAM trusts/corporations comprised of 66 funds/portfolios.

(3) Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $5,170 for each of Messrs. Ballantine, Dunaway, Edgar, Freeman, Hoffman, McClayton and Ms. Peterson. These meeting fees were borne by the Advisor.

(4) For calendar year 2007, John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton, Shirley D. Peterson, Robert H. Wadsworth are expected to receive aggregate compensation from the DWS Fund complex in the amounts of $215,000, $202,500, $190,000, $240,000, $185,000, $205,000, 187,500 and $205,000,
      respectively. The differences in compensation amounts from calendar year 2006 are due to the changes in Board and committee chairpersons and committee assignments that became effective January 1, 2007.

(5) Includes $50,000 in annual retainer fees received by Ms. Peterson as Chairperson of the Board, for which she served through December 31, 2006.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2006.


                                                                     Aggregate Dollar Range of
                                        Dollar Range of               Securities Owned in All
                                      Securities Owned in          Funds in the DWS Fund Complex
Name of Board Member               DWS Variable Series II(2)          Overseen by Board Member
--------------------               -------------------------          ------------------------
John W. Ballantine                            None                      Over $100,000
Donald L. Dunaway(1)                          None                      Over $100,000
James R. Edgar(1)                             None                      Over $100,000

                                      156

                                                                     Aggregate Dollar Range of
                                        Dollar Range of               Securities Owned in All
                                      Securities Owned in          Funds in the DWS Fund Complex
Name of Board Member               DWS Variable Series II(2)          Overseen by Board Member
--------------------               -------------------------          ------------------------

Paul K. Freeman                               None                      Over $100,000
Robert B. Hoffman                             None                      Over $100,000
William McClayton                             None                      $10,001-$50,000
Shirley D. Peterson                           None                      Over $100,000
Robert H. Wadsworth                           None                      Over $100,000

(1) The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

(2)         DWS Variable Series II, and each of its series:
                DWS Balanced VIP
                DWS Blue Chip VIP
                DWS Core Fixed Income VIP
                DWS Davis  Venture Value VIP
                DWS Dreman High Return Equity VIP
                DWS Dreman Small Mid Cap Value VIP
                DWS Global Thematic VIP
                DWS Government & Agency Securities VIP
                DWS High Income VIP
                DWS International  Select  Equity VIP
                DWS Janus  Growth & Income VIP
                DWS Large Cap Value VIP
                DWS Mid Cap Growth VIP
                DWS Money  Market VIP
                DWS Small Cap Growth VIP
                DWS Strategic Income VIP
                DWS Technology VIP
                DWS Turner Mid Cap Growth VIP
                DWS Conservative Allocation VIP
                DWS Growth Allocation VIP
                DWS Moderate Allocation VIP

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                             Value of
                             Owner and                                     Securities on    Percent of
                         Relationship to                                   an Aggregate     Class on an
Independent Trustee           Trustee          Company     Title of Class      Basis      Aggregate Basis
-------------------           -------          -------     --------------      -----      ---------------

John W. Ballantine                             None
Donald L. Dunaway                              None
James R. Edgar                                 None

                                      157

                                                                             Value of
                             Owner and                                     Securities on    Percent of
                         Relationship to                                   an Aggregate     Class on an
Independent Trustee           Trustee          Company     Title of Class      Basis      Aggregate Basis
-------------------           -------          -------     --------------      -----      ---------------

Paul K. Freeman                                None
Robert B. Hoffman                              None
William McClayton                              None
Shirley D. Peterson                            None
Robert H. Wadsworth                            None

Securities Beneficially Owned

As of April 5, 2007 all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of April 5, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Conservative Allocation VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

THE MANUFACTURES LIFE INS CO (USA)                     3,483,274.38                67.90% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                         615,599.80                 12.00% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                             1,031,367.62                20.10% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Growth Allocation VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

THE MANUFACTURES LIFE INS CO (USA)                     14,495,710.16               84.66% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                        1,101,828.81                6.44% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                             1,524,610.63                8.90% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

                                      158

DWS Moderate Allocation VIP

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

THE MANUFACTURES LIFE INS CO (USA)                     12,044,588.94               80.41% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                        1,400,060.77                9.35% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                             1,533,779.24                10.24% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Funds, its Trustees and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private
Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the investment advisor and the Fund.

                                FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from "Kemper Investors Fund" to "Investors Fund Series," on May 1, 1999 the Fund changed its name from "Investors Fund Series" to "Kemper Variable Series", on May 1, 2001, the Fund changed its name from "Kemper Variable Series" to "Scudder Variable Series II" and on February 6, 2006 the Fund changed its name from "Scudder Variable Series II" to "DWS Variable Series II." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple portfolios, it is known as a "series company." Currently, each Portfolio offered herein offers one class of shares: Class B. The Portfolios' Class B shares have separate and exclusive voting rights with respect to the Portfolios' Rule 12b-1 Plan. The Portfolios' Class B shares also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule

12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios' investment performance is contained in the Fund's 2006 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the Trustees.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:
o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom page).

                             ADDITIONAL INFORMATION

The CUSIP number for each Portfolio is as follows:

                                                                   Class B
                                                                   -------

DWS Conservative Allocation VIP                                   23338H461
DWS Growth Allocation VIP                                         23338H453
DWS Moderate Allocation VIP                                       23338H446

Each series of DWS Variable Series II has a fiscal year ending December 31.

Many of the investment changes in the Portfolios will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The audited financial statements, including the investment portfolios of each Portfolio, as applicable, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2006 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Fund's Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract Prospectus.

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well established industries.

o     High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

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The B rating category is also used for debt  subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

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AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

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B: Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.






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